UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022—October 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2023
Vanguard Selected Value Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Selected Value Fund returned 7.60%, well ahead of the –3.56% return of its benchmark, the Russell Midcap Value Index.
•	Early on, inflation continued to ease amid ongoing interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 8.38%. Growth stocks outperformed value, and large-capitalization stocks fared better than smaller companies, on average.
•	Returns were positive in all but three industry sectors. Strong selection in financial stocks, the fund’s largest sector, drove outperformance relative to the benchmark. Utilities were a net detractor.
•	For the decade ended October 31, the fund’s average annual return of 7.49% outpaced the 6.89% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Selected Value Fund returned 7.60%, well ahead of the –3.56% return of its benchmark, the Russell Midcap Value Index.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2023.
Cooke & Bieler, L.P.
Portfolio Managers:
Mehul Trivedi, CFA, Partner and Research Analyst
William Weber, CFA, Partner and Research Analyst
The investing environment for the 12 months ended October 31, 2023, was eventful. Early on, investors indulged bullish peak-inflation and soft-landing narratives, fueling a broad rally through the end of January. Stubborn inflation and several regional bank failures pulled most indexes into negative territory by early May. As fears of financial contagion abated, stocks rallied into summer before selling off again amid worries of a potential government default, unrest in the Middle East, and persistent recession fears. Growth outperformed value, with both the S&P 500 Index and the NASDAQ Composite Index generating positive returns for the period while value indexes were generally negative.
Portfolio review
Our portion of the portfolio outperformed the index during the period, posting a strong relative return and a positive absolute return. Stock selection was the primary driver of outperformance, though sector allocation also aided results. Mimicking the prior period, financial holdings—particularly insurance companies—contributed most. Strong underwriting results and higher interest rates led to strong fundamental returns for holdings like RenaissanceRe, Arch Capital, and Essent, and investor sentiment overall improved with expectations that the strong pricing environment would continue. Stock selection in the industrial and communication services sectors generated notable tailwinds. The overweight allocation to industrials and underweight allocation to real estate and consumer staples also benefited the portfolio.

2

The largest offset came from health care holdings such as Baxter International, Perrigo, and Integra LifeSciences. While these three holdings lagged, the analysts believe fundamentals remain strong, and we added to each holding during the period. The portfolio’s underweight position in energy, a top-performing benchmark sector, also detracted as oil prices rose. An overweight position in health care posed an additional headwind as the sector posted one of the worst benchmark returns.
The portfolio increased its weight relative to the benchmark in real estate, information technology, communication services, and energy. Conversely, the portfolio’s weight relative to the benchmark decreased in industrials, consumer staples, financials, and health care.
Outlook
We expect the investing environment to remain volatile and uncertain. Recent inflation trends, U.S. consumer resilience, and low unemployment are all positive signs for equities, yet the recent spike in oil prices, the resumption of student loan payments, and a “higher for longer” rate environment may create significant risks. This strengthens the case for discerning stock selection. Combining strong balance sheets, business quality, and attractive valuations becomes even more crucial during periods of economic uncertainty.
Pzena Investment Management, LLC
Portfolio Managers:
Richard Pzena, Founder, Principal,
Chairman, Co-Chief Investment Officer
John J. Flynn, Principal
Benjamin S. Silver, CFA, Principal
Domestic equities rallied in the fourth quarter of 2022 as supply chain issues began to dissipate, and fears of a deep recession were tempered by moderating inflation indicators. Equities then declined in February and March 2023 amid concerns over regional banks and broader economic fears. Investors began to anticipate a more benign interest rate environment and rushed out of financials and into growth stocks, leading to value’s underperformance. Weakness continued until June, when continued strong U.S. economic data and moderating inflation boosted sentiment. In recent months, mid-capitalization equities have been impacted by persistent concerns over inflation, the path for interest rates, and economic growth. Against this backdrop, our portion of the portfolio was flat for the period but outperformed the Russell Midcap Value Index, which declined for the trailing 12 months. Industrials was the standout sector, contributing the most to portfolio performance, while information technology and health care also contributed. On the other side of the ledger, financials weighed on portfolio returns the most, along with utilities and consumer discretionary.
3

Top performer Terex, an aerial work platforms company, reported a string of stronger-than-expected earnings and raised guidance as both revenue and margins continue to exceed expectations. The demand for work platforms remains robust and the company has maintained a strong backlog. Footwear manufacturer Skechers posted a double-digit rise in revenue during the first quarter. Margins improved as the company increased pricing to offset cost inflation. Additionally, inventory declined during the quarter, returning to pre-COVID-19 levels. Fresenius Medical Care, a dialysis products and service provider, posted strong first quarter earnings driven by a moderation in labor costs and branch consolidation. Also, the rate of decline in treatments, which is how Fresenius measures same-store sales, slowed from the previous quarter, signaling progress toward a positive inflection in patient volumes—a major overhang on the stock.
Consumer products company Newell Brands, the largest detractor, cut guidance and the dividend because of weak results amid inflation and destocking. We anticipate continued cost cutting and brand rationalization to bolster margins as end markets come back into balance. Texas utility NRG Energy announced plans to acquire Vivint Smart Home, a home security and smart home products company, in December. Investors reacted negatively, as Vivint’s focus is outside of NRG’s core business, and we exited the position because of execution risk. Regional lender KeyCorp’s shares languished amid uncertainty surrounding regional banks in the wake of the Silicon Valley Bank and First Republic failures.
The portfolio remains positioned toward more economically sensitive and cyclical names, as valuations remain quite attractive.
Donald Smith & Co., Inc.
Portfolio Managers:
Richard L. Greenberg, CFA,
Chief Executive Officer
and Co-Chief Investment Officer
Jon Hartsel, CFA,
Co-Chief Investment Officer
and Director of Research
Markets were mixed for the 12 months ended October 31, 2023. Recession concerns, Federal Reserve hawkishness, the regional bank crisis, and geopolitical tensions in the Middle East added to volatility. Our portfolio of stocks, however, outperformed significantly despite the uneven market backdrop, which is particularly notable as value stocks generally underperformed growth stocks.
Performance benefited from mergers and acquisitions (M&A), as both of the container lessors held in the portfolio (Triton International and Textainer) announced agreements to be acquired by private equity funds focused on infrastructure and real assets. United States Steel has benefited from M&A speculation as it announced a still ongoing process to consider strategic
4

alternatives after receiving a takeover offer from Cleveland-Cliffs and other potential acquirors.
The top outperformers in the portfolio were homebuilders Taylor Morrison and M/I Homes, which rebounded strongly from poor 2022 performance as demand for new homes remained resilient and higher interest rates decreased the supply of existing homes on the market.
Gold miners were another outperforming group as gold prices touched $2,000 per ounce in the wake of the Israel-Hamas war, which has fueled a rally in the safe-haven asset. Central bank gold purchases have also remained elevated since Russia’s invasion of Ukraine in early 2022.
The electronic manufacturing services company Celestica outperformed strongly as increased volumes and an improved customer mix led to higher margins, while increased interest in artificial-intelligence-adjacent industries led to multiple expansion. The company is seeing strength in its aerospace and defense and semiconductor equipment businesses.
Some of the detractors included holdings in travel-related industries such as airlines and hotels. JetBlue Airways was a notable detractor as the airline group has been under pressure with rising fuel and labor costs and was particularly impacted by volatile weather and the air traffic controller shortage. Its ongoing pursuit of Spirit has also weighed on the stock.
Primary risks for the portfolio include a potential recession, which would impact economically sensitive industries such as airlines and commodity producers. Sharply higher unemployment would impact holdings sensitive to consumer credit such as the mortgage insurers. Sustained inflation could continue to pressure the cost structure of holdings in various sectors with high labor or commodity inputs, or both. A further rise in mortgage rates would negatively impact the homebuilders, while gold miners could come under pressure if real interest rates continue to climb.
Throughout the period, we continued to sell outperformers to invest in new names. New purchases were made in the specialty finance, energy, and real estate industries. The largest industry weightings in the portfolio are insurance, building and real estate, metals, aircraft leasing and airlines, and financials. Currently, the portfolio trades at 84% of tangible book value and 6.2x our estimate of “normalized” earnings, vs. the S&P 500 at 1,320% of tangible book value and 17.3x normalized earnings.
5

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cooke & Bieler, L.P.	39	2,233	Conducts fundamental research in seeking high-quality businesses that have a record of generating attractive and sustainable returns on capital, durable competitive advantages, and skilled and shareholder-friendly management teams.
Pzena Investment Management, LLC	38	2,197	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Donald Smith & Co., Inc.	21	1,248	Conducts fundamental research on the lowest price-to-tangible book value companies. Research focuses on underlying quality of book value and assets, and on long-term earnings potential.
Cash Investments	2	100	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2023
Selected Value Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$992.80	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Selected Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Selected Value Fund	7.60%	9.26%	7.49%	$20,590
Russell Midcap Value Index	-3.56	5.69	6.89	19,471
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967
See Financial Highlights for dividend and capital gains information.
9

Selected Value Fund
Fund Allocation
As of October 31, 2023
Communication Services	1.8%
Consumer Discretionary	16.5
Consumer Staples	1.7
Energy	3.6
Financials	27.1
Health Care	7.4
Industrials	19.1
Information Technology	9.0
Materials	7.8
Real Estate	4.0
Utilities	2.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Selected Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.1%)
Communication Services (1.7%)
	Omnicom Group Inc.	774,800	58,040
	Warner Music Group Corp. Class A	1,324,900	41,470
			99,510
Consumer Discretionary (15.6%)
	Gildan Activewear Inc.	3,437,528	97,660
*	M/I Homes Inc.	893,000	73,289
	Lear Corp.	545,377	70,768
	Gap Inc.	5,435,406	69,573
*	Helen of Troy Ltd.	635,650	62,497
	Magna International Inc.	1,210,425	58,209
*	Taylor Morrison Home Corp.	1,298,843	49,772
	Gentex Corp.	1,648,614	47,282
	American Eagle Outfitters Inc.	2,655,460	46,391
*	Skechers USA Inc. Class A	932,404	44,961
*	CarMax Inc.	733,720	44,823
	PVH Corp.	586,275	43,590
	Hasbro Inc.	768,836	34,713
	LKQ Corp.	782,450	34,365
*	Mohawk Industries Inc.	368,505	29,620
	Advance Auto Parts Inc.	538,311	28,008
	Newell Brands Inc.	4,134,510	27,784
	Whirlpool Corp.	230,600	24,112
	Hanesbrands Inc.	3,842,600	16,100
			903,517
Consumer Staples (1.6%)
	Tyson Foods Inc. Class A	870,421	40,344
	Spectrum Brands Holdings Inc.	381,651	28,746
	Ingredion Inc.	265,800	24,873
			93,963
Energy (3.5%)
	NOV Inc.	2,896,767	57,820
	Civitas Resources Inc.	606,011	45,711
	Williams Cos. Inc.	1,222,334	42,048
	Chord Energy Corp.	200,000	33,064
	Golar LNG Ltd.	908,100	20,369
			199,012
Financials (25.8%)
	Globe Life Inc.	988,516	115,024
	Unum Group	1,965,148	96,096
		Shares	Market Value• ($000)
	Fidelity National Financial Inc.	2,334,766	91,266
	CNO Financial Group Inc.	2,781,935	64,485
	Equitable Holdings Inc.	2,353,647	62,536
	Voya Financial Inc.	921,202	61,509
	Jefferies Financial Group Inc.	1,902,878	61,235
	State Street Corp.	901,070	58,236
	Radian Group Inc.	2,095,000	53,087
	Essent Group Ltd.	1,008,560	47,644
*	Markel Group Inc.	32,080	47,174
*	Genworth Financial Inc. Class A	7,156,600	42,868
	Brookfield Asset Management Ltd. Class A	1,481,530	42,475
	Global Payments Inc.	384,980	40,893
	CNA Financial Corp.	970,889	39,224
	Discover Financial Services	464,259	38,106
	Reinsurance Group of America Inc.	252,418	37,729
	Axis Capital Holdings Ltd.	627,621	35,837
	RenaissanceRe Holdings Ltd.	152,360	33,457
	Allstate Corp.	256,265	32,835
	M&T Bank Corp.	285,700	32,213
	Loews Corp.	496,400	31,775
	Navient Corp.	1,894,083	30,135
	Regions Financial Corp.	1,899,145	27,595
	MGIC Investment Corp.	1,612,799	27,160
	Fifth Third Bancorp	1,122,424	26,613
	Glacier Bancorp Inc.	871,781	26,319
	Ally Financial Inc.	1,080,000	26,125
	Webster Financial Corp.	679,063	25,784
	Jackson Financial Inc. Class A	698,800	25,653
	MetLife Inc.	385,173	23,114
	PNC Financial Services Group Inc.	199,200	22,802
	Capital One Financial Corp.	218,647	22,147
	KeyCorp.	1,492,763	15,256
	Comerica Inc.	370,173	14,585
*	Arch Capital Group Ltd.	133,151	11,541
			1,490,533
11

Selected Value Fund
		Shares	Market Value• ($000)
Health Care (7.1%)
	Baxter International Inc.	2,638,259	85,559
[1]	Fresenius Medical Care AG & Co. KGaA ADR	3,285,843	54,644
	DENTSPLY SIRONA Inc.	1,555,730	47,310
	Laboratory Corp. of America Holdings	231,290	46,195
	Teleflex Inc.	245,080	45,278
*	Integra LifeSciences Holdings Corp.	1,005,332	36,152
	Perrigo Co. plc	1,272,941	35,184
	Cardinal Health Inc.	321,349	29,243
*	Henry Schein Inc.	429,802	27,928
			407,493
Industrials (18.1%)
*	AerCap Holdings NV	3,431,101	213,140
	Acuity Brands Inc.	614,187	99,480
	Woodward Inc.	459,485	57,298
	RB Global Inc. (XTSE)	839,039	54,873
	Westinghouse Air Brake Technologies Corp.	470,769	49,911
	BWX Technologies Inc.	602,775	44,774
	Textainer Group Holdings Ltd.	890,560	43,744
	MSC Industrial Direct Co. Inc. Class A	457,552	43,353
	Esab Corp.	666,350	42,180
	Stanley Black & Decker Inc.	487,850	41,492
	Armstrong World Industries Inc.	538,250	40,848
	Leidos Holdings Inc.	406,374	40,280
	SS&C Technologies Holdings Inc.	790,883	39,742
	AMETEK Inc.	248,930	35,042
	Ashtead Group plc ADR	144,210	33,450
	Fortune Brands Innovations Inc.	572,191	31,928
*	Gates Industrial Corp. plc	2,843,590	31,052
*	JELD-WEN Holding Inc.	2,664,409	30,188
*	JetBlue Airways Corp.	4,790,529	18,012
	Genpact Ltd.	505,149	16,943
	MDU Resources Group Inc.	781,863	14,550
*	MasTec Inc.	201,768	11,993
*	Masterbrand Inc.	572,191	6,357
*	Air France KLM ADR	4,102,756	4,841
	Concentrix Corp.	4,225	322
			1,045,793
Information Technology (8.6%)
	TE Connectivity Ltd.	827,215	97,487
*	Arrow Electronics Inc.	671,598	76,166
	Avnet Inc.	1,564,918	72,503
	Cognizant Technology Solutions Corp. Class A	1,002,275	64,617
	Open Text Corp.	1,866,164	62,330
	Micron Technology Inc.	521,049	34,842
	Amdocs Ltd.	410,000	32,866
	MKS Instruments Inc.	406,760	26,708
*	Celestica Inc.	714,186	16,676
		Shares	Market Value• ($000)
	Juniper Networks Inc.	392,407	10,563
			494,758
Materials (7.4%)
	United States Steel Corp.	2,568,700	87,053
	Dow Inc.	1,324,763	64,039
	Olin Corp.	1,346,024	57,502
*	Axalta Coating Systems Ltd.	1,982,429	51,999
*	Eldorado Gold Corp.	3,884,064	41,987
	Kinross Gold Corp.	6,838,629	35,629
*	IAMGOLD Corp.	13,779,630	35,000
[1]	Centerra Gold Inc.	5,037,976	25,593
	Mosaic Co.	426,370	13,849
*	Equinox Gold Corp.	2,671,383	11,693
*	Equinox Gold Corp. (XTSE)	204,000	898
			425,242
Real Estate (3.8%)
*	CBRE Group Inc. Class A	1,004,864	69,677
	DiamondRock Hospitality Co.	5,985,182	46,266
*	Howard Hughes Holdings Inc.	594,941	39,462
	Park Hotels & Resorts Inc.	2,867,715	33,065
	Crown Castle Inc.	343,700	31,957
			220,427
Utilities (1.9%)
	Edison International	943,328	59,486
	Atmos Energy Corp.	389,883	41,975
	Entergy Corp.	110,564	10,569
			112,030
Total Common Stocks (Cost $5,214,056)			5,492,278
Temporary Cash Investments (4.3%)
Money Market Fund (4.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.420% (Cost $249,532)	2,496,082	249,583
Total Investments (99.4%) (Cost $5,463,588)			5,741,861
Other Assets and Liabilities—Net (0.6%)			35,685
Net Assets (100%)			5,777,546
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,257,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $8,953,000 was received for securities on loan.
ADR—American Depositary Receipt.

12

Selected Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	469	98,777	(7,541)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Selected Value Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,214,056)	5,492,278
Affiliated Issuers (Cost $249,532)	249,583
Total Investments in Securities	5,741,861
Investment in Vanguard	210
Cash Collateral Pledged—Futures Contracts	5,294
Foreign Currency, at Value (Cost $26)	23
Receivables for Investment Securities Sold	62,676
Receivables for Accrued Income	3,938
Receivables for Capital Shares Issued	2,323
Variation Margin Receivable—Futures Contracts	625
Total Assets	5,816,950
Liabilities
Due to Custodian	3,378
Payables for Investment Securities Purchased	19,909
Collateral for Securities on Loan	8,953
Payables to Investment Advisor	4,298
Payables for Capital Shares Redeemed	2,460
Payables to Vanguard	406
Total Liabilities	39,404
Net Assets	5,777,546
1 Includes $8,257,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	5,008,892
Total Distributable Earnings (Loss)	768,654
Net Assets	5,777,546

Net Assets
Applicable to 220,737,593 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,777,546
Net Asset Value Per Share	$26.17

See accompanying Notes, which are an integral part of the Financial Statements.
14

Selected Value Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	121,500
Interest[2]	14,634
Securities Lending—Net	307
Total Income	136,441
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,296
Performance Adjustment	2,991
The Vanguard Group—Note C
Management and Administrative	9,205
Marketing and Distribution	293
Custodian Fees	23
Auditing Fees	33
Shareholders’ Reports	122
Trustees’ Fees and Expenses	3
Other Expenses	16
Total Expenses	25,982
Expenses Paid Indirectly	(76)
Net Expenses	25,906
Net Investment Income	110,535
Realized Net Gain (Loss)
Investment Securities Sold[2]	429,383
Futures Contracts	15,816
Foreign Currencies	2
Realized Net Gain (Loss)	445,201
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(109,271)
Futures Contracts	(6,953)
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	(116,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	439,511
1	Dividends are net of foreign withholding taxes of $1,847,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,350,000, $14,000, $1,000, and $14,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Selected Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,535	90,259
Realized Net Gain (Loss)	445,201	642,180
Change in Unrealized Appreciation (Depreciation)	(116,225)	(1,212,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	439,511	(480,344)
Distributions
Total Distributions	(683,854)	(497,527)
Capital Share Transactions
Issued	567,689	573,444
Issued in Lieu of Cash Distributions	618,158	454,963
Redeemed	(950,898)	(1,063,876)
Net Increase (Decrease) from Capital Share Transactions	234,949	(35,469)
Total Increase (Decrease)	(9,394)	(1,013,340)
Net Assets
Beginning of Period	5,786,940	6,800,280
End of Period	5,777,546	5,786,940

See accompanying Notes, which are an integral part of the Financial Statements.
16

Selected Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$27.62	$32.26	$22.78	$27.59	$27.38
Investment Operations
Net Investment Income[1]	.493	.417	.389	.368	.493
Net Realized and Unrealized Gain (Loss) on Investments	1.358	(2.674)	11.737	(3.163)	2.392
Total from Investment Operations	1.851	(2.257)	12.126	(2.795)	2.885
Distributions
Dividends from Net Investment Income	(.440)	(.393)	(.360)	(.450)	(.506)
Distributions from Realized Capital Gains	(2.861)	(1.990)	(2.286)	(1.565)	(2.169)
Total Distributions	(3.301)	(2.383)	(2.646)	(2.015)	(2.675)
Net Asset Value, End of Period	$26.17	$27.62	$32.26	$22.78	$27.59
Total Return[2]	7.60%	-7.29%	56.30%	-11.25%	12.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,778	$5,787	$6,800	$5,009	$7,892
Ratio of Total Expenses to Average Net Assets[3]	0.43%[4]	0.38%[4]	0.32%	0.31%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.82%	1.43%	1.30%	1.58%	1.89%
Portfolio Turnover Rate	27%	26%	30%	85%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.00%, (0.05%), (0.06%), and (0.06%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.43% and 0.38%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Selected Value Fund
Notes to Financial Statements
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of
18

Selected Value Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of
19

Selected Value Fund
Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Cooke & Bieler, LP, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cooke & Bieler, LP, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since January 31, 2020. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $2,991,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $210,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital
20

Selected Value Fund
received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $76,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	25,277
Total Distributable Earnings (Loss)	(25,277)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition
21

Selected Value Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	114,304
Undistributed Long-Term Gains	382,057
Net Unrealized Gains (Losses)	272,293
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	768,654
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	109,877	168,799
Long-Term Capital Gains	573,977	328,728
Total	683,854	497,527
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,469,564
Gross Unrealized Appreciation	1,007,500
Gross Unrealized Depreciation	(735,204)
Net Unrealized Appreciation (Depreciation)	272,296
G.	During the year ended October 31, 2023, the fund purchased $1,573,617,000 of investment securities and sold $1,890,894,000 of investment securities, other than temporary cash investments.
22

Selected Value Fund
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)

Issued	21,052	19,356
Issued in Lieu of Cash Distributions	25,397	15,825
Redeemed	(35,259)	(36,410)
Net Increase (Decrease) in Shares Outstanding	11,190	(1,229)
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 66.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $106,739,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $3,405,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $592,330,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
25

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q9340 122023

Annual Report   |   October 31, 2023
Vanguard Mid-Cap Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Mid-Cap Growth Fund returned 0.99%, lagging the 3.35% return of its benchmark, the Russell Midcap Growth Index.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 8.38%. Growth stocks outperformed value, and large-capitalization stocks generally fared better than smaller-cap stocks.
•	Weak selection in consumer discretionary and communication services detracted most from the fund’s performance relative to the benchmark. On the other side of the ledger, strong selection in health care and information technology, the fund’s two largest sectors, helped performance most.
•	For the decade ended October 31, the fund’s average annualized return was 6.89%, trailing the 9.09% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Mid-Cap Growth Fund returned 0.99%. It trailed its benchmark, the Russell Midcap Growth Index, which returned 3.35%.
Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2023.
Frontier Capital Management Co., LLC
Portfolio Managers:
Christopher J. Scarpa, Vice President
Ravi Dabas, Vice President
Stocks rebounded sharply, scaling a wall of worry on better-than-expected growth and inflation data. However, a steep rise in interest rates led to a sudden market pullback in the closing months.
We reduced our health care and consumer discretionary exposure and increased our industrials and energy weightings. Our health care sales reflected favorable merger activity and disruptions from the new GLP-1 weight-loss drugs, while our consumer discretionary sales reflected intensifying stressors from cumulative inflation and stricter lending. We increased our allocation to industrials because of stronger pricing power in aerospace and a potential recovery in transportation and housing. Finally, the ongoing transition to renewable energy and supply discipline in the oil and gas sector led us to increase our solar and fossil fuel exposure.
Adverse stock selection took a toll on our portion of the fund. Sector allocation was modestly negative.
In terms of sectors, consumer discretionary detracted most, followed by technology and financials. These results were partially offset by strong selection in industrials and telecommunications. Discount retailer Dollar General (–53%) fell as low-income consumers reduced spending and execution missteps by the company dented profitability. Aftermarket parts supplier Advance Auto Parts (–61%) lost market share thanks to heightened competitive pressure. Media conglomerate Warner Bros. Discovery (–36%) suffered from poor advertising demand and workers’ strikes. In technology, semiconductor supplier Wolfspeed (–54%) underperformed on concerns about excessive debt and weaker-than-expected supply growth. Solar inverter maker SolarEdge Technologies (–71%) stumbled amid a

2

slowdown in the U.S. residential market and excess inventory in Europe. Technology services provider EPAM Systems (–38%) fell because of worsening demand and supply disruptions caused by the Russia-Ukraine war. SVB Financial Group (–54%) underperformed as the bank’s efforts to strengthen its balance sheet triggered a run on its uninsured deposits, leading to its closure.
In industrials, less-than-truckload operator XPO (+147%) made significant operational improvements to increase profitability and also benefited from a competitor’s bankruptcy. Consumer credit solutions provider Fair Isaac (+77%) posted solid earnings growth driven by pricing power and cost containment. Building materials supplier Builders FirstSource (+76%) beat earnings expectations on improving product mix and aggressive share buyback. In telecommunications, networking equipment supplier Arista Networks (+37%) outperformed on the strength of continued share gains in the enterprise market and broad adoption across cloud data centers.
Outlook
Elevated lending rates and high energy prices are dampening consumer demand. Even so, the current financial data support an economic soft-landing narrative—corporate earnings revisions are bottoming, the labor market appears to be loosening, and AI secular growth theme remains intact. The disinflation trend outside of energy continues, with August core PCE just 0.1%. This was the lowest monthly reading of the core PCE price index, which represents personal consumption expenditures excluding food and energy, in nearly three years, implying an annualized core inflation rate of less than 2%. Still, despite the near peak in the federal funds rate, sustained high lending rates remain the most significant risk to economic growth and stock prices.
Amid the ongoing market pullback, we remain confident in the portfolio’s performance and our ability to find companies with multiple ways to win and with unrecognized earnings power that is not yet reflected in their stock prices.
Wellington Management Company llp
Portfolio Manager:
Timothy N. Manning,
Senior Managing Director
and Equity Portfolio Manager
Over the 12 months, large-capitalization stocks outperformed their mid- and small-cap counterparts as measured by the respective Russell indexes. Narrowing the focus to mid-caps, growth led value by more than 6.8 percentage points.
In this environment, our portion of the fund outperformed the Russell Midcap Growth Index. Strong stock selection within the information technology, health care, and financials sectors contributed most to relative performance, with weaker selection within communication services and consumer discretionary partially offsetting these results. Sector allocation, a residual of our bottom-up stock selection process, modestly detracted from relative results. An
3

overweight position in health care detracted most; an underweight position in energy contributed. At the security level, top relative contributors included MongoDB, an online document management company; Hamilton Lane, an alternative investment manager; and BWX Technologies, a nuclear components and fuel provider to the military, health care, and commercial nuclear power industries.
Top detractors included positions in Zoominfo Tech, a sales and marketing software company; Illumina, a global leader in genomic sequencing with over 15,000 sequencing instruments active globally; and Omnicell, a medication management software provider.
The portfolio is now most overweight in real estate, consumer staples, and health care, and most underweight in consumer discretionary, materials, and energy. Over the period, we added several new holdings, including MSCI, a leading investment index provider, and Illumina, a global leader in genomic sequencing. We also eliminated several holdings, including Agilent Technologies, a provider of analytical instrumentation and consumable products used in the life sciences industry.
We seek to own the stocks of companies with strong secular growth characteristics and high and sustainable return on invested capital, which are inexpensive on long-term earnings power. We feel the portfolio exhibits a nice balance across sectors and business models given the wide range of potential outcomes around macro and geopolitical cross currents. Within our opportunity set, we continue to focus on strong secular growers with high returns on invested capital trading at reasonable prices.
4

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co., LLC	59	1,493	Frontier Capital employs a fundamental, bottom-up, research-intensive investment approach to select mid-cap growth stocks. It seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.
Wellington Management Company llp	39	998	Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. It believes that a short-term bias in equity markets rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. It seeks to control risk by emphasizing larger positions in established growth stocks and smaller positions in emerging names.
Cash Investments	2	39	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2023
Mid-Cap Growth Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$959.40	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Mid-Cap Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Growth Fund	0.99%	4.84%	6.89%	$19,477
Russell Midcap Growth Index	3.35	8.09	9.09	23,865
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967
See Financial Highlights for dividend and capital gains information.
8

Mid-Cap Growth Fund
Fund Allocation
As of October 31, 2023
Communication Services	4.8%
Consumer Discretionary	9.3
Consumer Staples	2.8
Energy	4.4
Financials	10.2
Health Care	19.6
Industrials	20.9
Information Technology	24.3
Materials	2.0
Real Estate	1.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Mid-Cap Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Communication Services (4.7%)
	Electronic Arts Inc.	292,492	36,208
*	Trade Desk Inc. Class A	428,452	30,403
*	ZoomInfo Technologies Inc.	1,434,818	18,595
*	Pinterest Inc. Class A	514,963	15,387
*	Warner Bros Discovery Inc.	1,082,086	10,756
*	Live Nation Entertainment Inc.	74,937	5,996
			117,345
Consumer Discretionary (8.9%)
*	Mattel Inc.	1,880,205	35,874
*	Lululemon Athletica Inc.	69,216	27,235
*	DraftKings Inc. Class A	867,853	23,970
*	Chipotle Mexican Grill Inc.	9,510	18,470
	Domino's Pizza Inc.	54,476	18,467
	Ross Stores Inc.	142,254	16,497
*	Bright Horizons Family Solutions Inc.	200,765	14,869
	Boyd Gaming Corp.	258,005	14,255
*	Caesars Entertainment Inc.	288,863	11,523
	Lithia Motors Inc.	44,512	10,781
	Tractor Supply Co.	52,292	10,070
	BorgWarner Inc. (XNYS)	250,060	9,227
*	Planet Fitness Inc. Class A	108,192	5,980
*	Burlington Stores Inc.	47,063	5,696
*	Floor & Decor Holdings Inc. Class A	27,464	2,263
			225,177
Consumer Staples (2.7%)
*	Freshpet Inc.	615,032	35,303
*	Celsius Holdings Inc.	115,363	17,546
	Dollar General Corp.	130,882	15,580
			68,429
Energy (4.2%)
	Cheniere Energy Inc.	214,677	35,727
	Permian resources Corp.	1,823,006	26,561
	SM Energy Co.	598,339	24,125
	Coterra Energy Inc.	737,759	20,288
			106,701
Financials (9.8%)
	MSCI Inc.	126,704	59,747
	Apollo Global Management Inc.	511,611	39,619
	Aon plc Class A (XNYS)	102,092	31,587
	Ares Management Corp. Class A	299,417	29,520
		Shares	Market Value• ($000)
	Hamilton Lane Inc. Class A	326,649	27,478
	KKR & Co. Inc.	434,751	24,085
	Global Payments Inc.	179,541	19,071
	Moody's Corp.	33,343	10,270
	Nasdaq Inc.	130,846	6,490
			247,867
Health Care (18.7%)
*	Veeva Systems Inc. Class A	388,640	74,895
*	ICON plc ADR	197,502	48,183
*	Molina Healthcare Inc.	111,053	36,975
*	Exact Sciences Corp.	576,481	35,505
*	IDEXX Laboratories Inc.	67,819	27,092
*	Align Technology Inc.	144,256	26,628
*	DexCom Inc.	282,327	25,079
*	Repligen Corp.	167,898	22,592
	STERIS plc	105,333	22,118
	Humana Inc.	38,405	20,112
*	Hologic Inc.	303,819	20,104
*	Illumina Inc.	180,240	19,722
	Alcon Inc.	244,997	17,473
	Agilent Technologies Inc.	155,582	16,083
*	IQVIA Holdings Inc.	71,030	12,844
*	Natera Inc.	282,037	11,132
	Teleflex Inc.	46,551	8,600
*	Edwards Lifesciences Corp.	126,789	8,079
*	BioMarin Pharmaceutical Inc.	95,946	7,815
*	Inspire Medical Systems Inc.	48,729	7,171
	GE Healthcare Inc.	85,831	5,714
			473,916
Industrials (20.0%)
	BWX Technologies Inc.	916,062	68,045
	KBR Inc.	793,757	46,157
	TransUnion	960,708	42,156
*	Builders FirstSource Inc.	385,054	41,786
*	XPO Inc.	535,450	40,592
*	Clean Harbors Inc.	192,016	29,507
	Quanta Services Inc.	164,516	27,494
	Cintas Corp.	50,252	25,484
*	Ceridian HCM Holding Inc.	373,184	23,887
	Hexcel Corp.	367,484	22,755
*	Axon Enterprise Inc.	110,935	22,685
*	Array Technologies Inc.	1,060,635	18,381
	FTAI Aviation Ltd.	453,895	17,071
*	Beacon Roofing Supply Inc.	207,543	14,771
	Equifax Inc.	85,908	14,567
10

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
	Waste Connections Inc. (XTSE)	108,376	14,035
	JB Hunt Transport Services Inc.	73,420	12,619
	Knight-Swift Transportation Holdings Inc.	180,362	8,818
*	MasTec Inc.	135,372	8,046
	Stanley Black & Decker Inc.	90,605	7,706
			506,562
Information Technology (23.3%)
	CDW Corp.	265,300	53,166
*	Gartner Inc.	157,961	52,449
*	MongoDB Inc.	132,455	45,643
	KLA Corp.	88,214	41,434
*	Crowdstrike Holdings Inc. Class A	178,653	31,580
*	Aspen Technology Inc.	158,837	28,233
	Monolithic Power Systems Inc.	63,327	27,974
*	Cadence Design Systems Inc.	111,043	26,634
*	Fair Isaac Corp.	30,406	25,720
*	EPAM Systems Inc.	115,857	25,207
	Cognizant Technology Solutions Corp. Class A	386,017	24,887
*	PTC Inc.	176,456	24,778
*	HubSpot Inc.	57,043	24,173
*	Palo Alto Networks Inc.	99,357	24,146
*	Guidewire Software Inc.	254,456	22,934
*	Arista Networks Inc.	108,435	21,727
	Marvell Technology Inc.	457,370	21,597
*	Bill Holdings Inc.	185,283	16,914
	Amphenol Corp. Class A	186,943	15,058
	Lam Research Corp.	20,190	11,876
	Microchip Technology Inc.	125,222	8,927
*	Palantir Technologies Inc. Class A	543,144	8,039
		Shares	Market Value• ($000)
*	Twilio Inc. Class A	126,920	6,506
			589,602
Materials (1.9%)
*	ATI Inc.	587,592	22,193
	Eagle Materials Inc.	114,980	17,697
	Albemarle Corp.	58,195	7,378
			47,268
Real Estate (1.7%)
*	CoStar Group Inc.	349,503	25,657
	SBA Communications Corp.	76,846	16,032
			41,689
Total Common Stocks (Cost $2,246,490)			2,424,556
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[1]	Vanguard Market Liquidity Fund, 5.420% (Cost $76,318)	763,344	76,327
Total Investments (98.9%) (Cost $2,322,808)			2,500,883
Other Assets and Liabilities—Net (1.1%)			28,746
Net Assets (100%)			2,529,629
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	187	39,385	(1,780)

See accompanying Notes, which are an integral part of the Financial Statements.
11

Mid-Cap Growth Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,246,490)	2,424,556
Affiliated Issuers (Cost $76,318)	76,327
Total Investments in Securities	2,500,883
Investment in Vanguard	95
Cash Collateral Pledged—Futures Contracts	2,148
Receivables for Investment Securities Sold	44,869
Receivables for Accrued Income	585
Receivables for Capital Shares Issued	391
Variation Margin Receivable—Futures Contracts	253
Total Assets	2,549,224
Liabilities
Due to Custodian	78
Payables for Investment Securities Purchased	17,367
Payables to Investment Advisor	987
Payables for Capital Shares Redeemed	925
Payables to Vanguard	229
Other Liabilities	9
Total Liabilities	19,595
Net Assets	2,529,629
At October 31, 2023, net assets consisted of:

Paid-in Capital	2,730,462
Total Distributable Earnings (Loss)	(200,833)
Net Assets	2,529,629

Net Assets
Applicable to 130,542,008 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,529,629
Net Asset Value Per Share	$19.38

See accompanying Notes, which are an integral part of the Financial Statements.
12

Mid-Cap Growth Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	16,086
Interest[2]	5,717
Securities Lending—Net	10
Total Income	21,813
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,800
Performance Adjustment	(689)
The Vanguard Group—Note C
Management and Administrative	5,595
Marketing and Distribution	148
Custodian Fees	20
Auditing Fees	34
Shareholders’ Reports	82
Trustees’ Fees and Expenses	2
Other Expenses	17
Total Expenses	11,009
Expenses Paid Indirectly	(128)
Net Expenses	10,881
Net Investment Income	10,932
Realized Net Gain (Loss)
Investment Securities Sold[2]	(98,457)
Futures Contracts	2,497
Realized Net Gain (Loss)	(95,960)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	152,450
Futures Contracts	(1,615)
Change in Unrealized Appreciation (Depreciation)	150,835
Net Increase (Decrease) in Net Assets Resulting from Operations	65,807
1	Dividends are net of foreign withholding taxes of $38,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,553,000, $29,000, less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Mid-Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,932	5,048
Realized Net Gain (Loss)	(95,960)	(233,506)
Change in Unrealized Appreciation (Depreciation)	150,835	(1,361,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,807	(1,590,352)
Distributions
Total Distributions	(7,421)	(1,251,685)
Capital Share Transactions
Issued	265,163	449,924
Issued in Lieu of Cash Distributions	7,034	1,179,383
Redeemed	(756,906)	(1,121,695)
Net Increase (Decrease) from Capital Share Transactions	(484,709)	507,612
Total Increase (Decrease)	(426,323)	(2,334,425)
Net Assets
Beginning of Period	2,955,952	5,290,377
End of Period	2,529,629	2,955,952

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mid-Cap Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.24	$38.72	$29.89	$27.93	$28.08
Investment Operations
Net Investment Income (Loss)[1]	.076	.031	(.013)	.068	.074
Net Realized and Unrealized Gain (Loss) on Investments	.113	(10.190)	10.957	4.680	3.027
Total from Investment Operations	.189	(10.159)	10.944	4.748	3.101
Distributions
Dividends from Net Investment Income	(.049)	(.005)	(.051)	(.067)	(.099)
Distributions from Realized Capital Gains	—	(9.316)	(2.063)	(2.721)	(3.152)
Total Distributions	(.049)	(9.321)	(2.114)	(2.788)	(3.251)
Net Asset Value, End of Period	$19.38	$19.24	$38.72	$29.89	$27.93
Total Return[2]	0.99%	-32.22%	37.68%	18.33%	13.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,530	$2,956	$5,290	$4,414	$4,536
Ratio of Total Expenses to Average Net Assets[3]	0.37%[4]	0.35%[4]	0.33%	0.34%	0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.14%	(0.04)%	0.25%	0.27%
Portfolio Turnover Rate	87%	71%	98%	74%	111%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.05%), (0.06%), (0.05%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.37% and 0.35%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mid-Cap Growth Fund
Notes to Financial Statements
Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
16

Mid-Cap Growth Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
17

Mid-Cap Growth Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Frontier Capital Management Co., LLC, and Wellington Management Company llp each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Frontier Capital Management Co., LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. Until December 2022, a portion of the fund was managed by Victory Capital Management Inc., through its RS Investments franchise. The basic fee paid to Victory Capital Management Inc. was subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a net decrease of $689,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $95,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $128,000 (an annual rate of less than 0.01% of average net assets).
18

Mid-Cap Growth Fund
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2023, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,544
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	135,503
Capital Loss Carryforwards	(344,880)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(200,833)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	7,421	319,558
Long-Term Capital Gains	—	932,127
Total	7,421	1,251,685
*	Includes short-term capital gains, if any.
19

Mid-Cap Growth Fund
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,365,380
Gross Unrealized Appreciation	396,047
Gross Unrealized Depreciation	(260,544)
Net Unrealized Appreciation (Depreciation)	135,503
G.	During the year ended October 31, 2023, the fund purchased $2,448,484,000 of investment securities and sold $2,894,286,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $0 and sales were $2,739,000, resulting in net realized gain (loss) of $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)

Issued	12,850	18,174
Issued in Lieu of Cash Distributions	376	46,070
Redeemed	(36,282)	(47,262)
Net Increase (Decrease) in Shares Outstanding	(23,056)	16,982
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
20

Mid-Cap Growth Fund
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $7,421,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $857,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
23

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3010 122023

Annual Report  |  October 31, 2023
Vanguard International Explorer™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard International Explorer Fund returned 7.41%. It outperformed its benchmark, the MSCI EAFE Small Cap Index, which returned 6.47%.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The fund’s three advisors invest in smaller companies––mostly from developed European and Pacific markets––that they believe have strong long-term growth prospects.
•	For the 12 months, the fund’s exposure to emerging markets, notably Taiwan and India, contributed most to its outperformance. An underweight allocation to the Middle East also helped, while the fund’s security selection in Japan was a significant drag.
•	Three of the fund’s 11 industry sectors—real estate, health care, and consumer discretionary—were the primary drivers of its outperformance. Six sectors detracted, with financials most dampening results.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisors’ Report
For the fiscal year ended October 31, 2023, Vanguard International Explorer Fund returned 7.41%. It outperformed its benchmark, the MSCI EAFE Small Cap Index, which returned 6.47%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors and the amount and percentage of fund assets each manages are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 8, 2023.
Wellington Management Company llp
Portfolio Manager:
Mary L. Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
For the 12 months ended October 31, 2023, international small-cap equities returned 6.47%, as measured by the MSCI EAFE Small Cap Index, while global equities climbed 10.50%, as measured by the MSCI All Country World Index. Nine of 11 sectors in the MSCI EAFE Small Cap Index posted positive returns, with financials, consumer staples, and consumer discretionary rising most.
A slowdown in global equity markets that has so far characterized the second half of
2023 reflects broadening concerns about higher interest rates for longer, persistent inflation, deteriorating consumer health, and volatility in emerging markets. Investors remain constructive on Japan, which is exhibiting growth for the first time in years. Concerns about a recession in the euro area have resurfaced as the economic outlook has weakened in recent months amid a contraction in manufacturing, trade tensions with China, a reduction of government support measures, and declining consumer spending due to high inflation and rising borrowing costs. We believe the stage is set for a market environment characterized by higher inflation, higher interest rates, and a continued trend toward deglobalization. This suggests more volatility and shorter business cycles, which should translate into increased alpha opportunities.
In our portion of the fund, strong stock selection in the consumer discretionary, health care, and industrial sectors contributed most to relative performance. This was partly offset by weaker selection in financials, information technology, and consumer staples. Among regions, selection in developed Europe, the Middle East, and the United Kingdom contributed most to relative performance, while selection in emerging markets and Japan detracted.
Top relative contributors included overweight positions in Melco Resorts & Entertainment, a casino developer and operator, and BE Semiconductor, a producer of integrated semiconductor assembly equipment. Key relative detractors included out-of-benchmark positions in Lightspeed Commerce, an e-commerce software-as-a-service (SaaS) provider, and Canada-based payment technology company Nuvei.

2

Amid the recent slowdown in equity markets, the investment debate on whether markets will face a global recession continues, with compelling evidence on both sides. Our Global Industry Analysts constantly do deep fundamental research to identify companies that are well-placed to outperform in the prevailing market environment. They remain focused on understanding which business models may suffer from a recession and which may thrive from structurally higher inflation and tighter monetary policy. We believe that the team’s deep fundamental research, management experience in various market environments, and long-term orientation will be critical in navigating today’s environment and generate alpha for the fund’s shareholders over the long term.
Schroder Investment Management
North America Inc.
Portfolio Managers:
Luke Biermann,
Lead Portfolio Manager
Alexander Deane,
Co-Portfolio Manager
The past year saw global equities start strongly amid optimism over U.S. inflation peaking and COVID-19 restrictions easing in China. The rise of AI also boosted technology stocks. However, the period ended on a more cautious note amid concerns about higher interest rates and China’s economic growth. The MSCI EAFE Small Cap Index returned 6.47% but lagged the 14.49% rise of the broader-based MSCI EAFE Index.
The fund outperformed its index. Stock selection detracted, mainly from Japan, which offset stronger stock picks elsewhere, notably in the Pacific region ex Japan and in continental Europe. Regional allocation more than offset selection shortfalls, thanks to our underweighting of Pacific ex Japan and our exposure to emerging markets.
Stock selection in and an underweight allocation to Pacific ex Japan added the most value. Our holdings (Xero, James Hardie) and underweighting of Australia were of most benefit. Our overweighting of Hong Kong also added value. We saw a minor offset from selection shortfalls in Singapore (Venture) and Hong Kong (Techtronic). Emerging markets exposure was beneficial, notably in India (Oberoi Realty, Gujarat Pipavav Port) and Taiwan (Advantech, Chroma ATE).
Continental Europe selection was also strong, with health care holdings standing out (Gerresheimer, Ypsomed). Selection in consumer staples (Lotus Bakeries, Royal Unibrew) and financials (Julius Baer, Bank of Ireland) and an underweight allocation to real estate also benefited the fund. These gains offset weaker picks in information technology (Cint, Barco) and industrials (Azelis, Alfen).
The United Kingdom provided lesser selection benefits. Holdings in consumer discretionary (Games Workshop, Dunelm) and health care (Dechra Pharmaceuticals) added value. However, selection (NCC, Halma) and an overweight allocation to information technology detracted, as did selection in utilities (Telecom Plus).
Selection in Japan was weak. Among smaller international companies overall, value stocks outpaced growth, most strongly in Japan, where value
3

outperformed by about 17.5 percentage points. Recent Tokyo Stock Exchange activity around companies trading at a price-to-book ratio of less than one prompted value stocks to surge. This is beneficial long-term for Japan but painful short-term for quality-growth-oriented managers like us. Our positive underweight allocation to real estate was more than offset by selection shortfalls in industrials (Harmonic Drive, Nittoku) and materials (FP Corp, Kureha) as well as selection in and underweight allocations to consumer staples (Oisix Ra Daichi) and financials (a lack of holdings in low-valued regional banks).
The fund continues to focus on high-quality companies offering above-average and relatively visible earnings growth. Information technology is still our largest sector overweight, and we remain underweight in financials and real estate.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Brian Lum, CFA,
Chair of the International Smaller
Companies Portfolio Construction Group
Steven Vaughan, CFA
The challenging macroeconomic backdrop—characterized by high inflation, rising interest rates, and risk-averse markets—continued over the past year. These factors have particularly affected smaller companies, with international small-caps at their most undervalued in over a decade compared with international large-caps.
We are bottom-up stock pickers looking to unearth the most promising growth stocks from the wide and inefficient universe of international smaller companies. To do so, it is crucial to look well beyond near-term market cycles and lean on the longer cycles of innovation and technological change. We aim to invest in high-quality companies that have the vision, alignment, and expertise to thrive over the longer term.
Katitas was among the largest detractors for the period. The Japanese company addresses housing market supply shortages by buying, renovating, and selling old and derelict homes. It has been somewhat exposed to cyclical challenges, and markets responded negatively to a temporary drop in demand from buyers, which was a result of price hikes by Katitas. Pleasingly, in the short term, the company’s management is already seeing the number of inquiries and orders getting closer to levels that were seen before the price hikes. Over the longer term, demand for affordable detached housing in Japan should remain healthy, especially from first-time buyers.
Global Unichip, the Taiwan-based designer of application-specific integrated circuits (ASICs), was a top contributor to relative performance. It employs a highly specialized team of engineers and develops close working partnerships with customers. Despite recent weakness in its share price, amid a pullback of AI-related holdings and reduced sales expectations, the company has enjoyed several tailwinds in the form of structural trends from automation to the proliferation of semiconductors.
Even though the fund’s long-term growth style is out of favor in the current environment, most holdings’ underlying operational performance remains healthy. We also remain enthusiastic about the
4

fund’s potential; as a team, we are meeting more companies, traveling to more countries, and discussing more stocks than ever. This is allowing us to build relationships with management teams across holdings and to increase the competition for capital. This should put the fund in excellent stead as valuations rebound and the fundamentals of these exceptional stocks continue to improve in the coming years.
5

Vanguard International Explorer Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	40	510	The advisor allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Schroder Investment Management North America Inc.	39	502	The advisor employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors. The advisor also considers the relative value of a company’s securities compared with those of other companies and the market as a whole.
Baillie Gifford Overseas Ltd.	19	244	The advisor employs rigorous, fundamental, bottom-up analysis. It believes that a few companies will drive most of the market’s return over the long run and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects.
Cash Investments	2	22	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2023
International Explorer Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$876.60	$2.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.48	2.75
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

International Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Explorer Fund	7.41%	-0.26%	2.12%	$12,332
Spliced International Explorer Index	6.47	0.69	2.83	13,218
MSCI All Country World Index ex USA	12.07	3.46	2.54	12,854
Spliced International Explorer Index: S&P EPAC SmallCap Index through September 30, 2022; MSCI EAFE Small Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.
9

International Explorer Fund
Fund Allocation
As of October 31, 2023

Japan	30.3%
United Kingdom	15.3
Germany	5.3
Taiwan	5.0
Sweden	4.8
Australia	4.2
Italy	4.0
Switzerland	3.8
Canada	3.3
France	2.8
Belgium	2.4
India	2.4
Netherlands	1.7
Hong Kong	1.7
Spain	1.5
Brazil	1.2
Austria	1.2
Israel	1.2
South Korea	1.1
Ireland	1.1
Singapore	1.0
Other	4.7
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

International Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.6%)
Australia (4.1%)
*	James Hardie Industries plc	235,111	5,866
*	Xero Ltd.	72,898	4,984
	ASX Ltd.	108,533	3,878
	Netwealth Group Ltd.	365,727	2,972
	Iluka Resources Ltd.	638,200	2,947
	Deterra Royalties Ltd.	916,799	2,739
	Charter Hall Group	439,094	2,432
	Stockland	994,665	2,245
*	Bellevue Gold Ltd.	2,433,588	2,213
	Whitehaven Coal Ltd.	465,359	2,192
	National Storage REIT	1,695,462	2,162
	Orora Ltd.	1,323,335	2,074
	Liberty Financial Group Ltd.	735,223	1,819
*,1	Metals Acquisition Ltd. Class A	151,731	1,655
*	Tyro Payments Ltd.	2,724,950	1,499
	Seven Group Holdings Ltd.	82,832	1,464
	IGO Ltd.	215,640	1,306
	Credit Corp. Group Ltd.	149,931	1,157
	Nufarm Ltd.	369,042	1,020
	Reliance Worldwide Corp. Ltd.	435,934	972
	Worley Ltd.	82,941	867
*	SiteMinder Ltd.	294,501	763
*	Omni Bridgeway Ltd.	730,555	706
*	De Grey Mining Ltd.	903,442	679
	Ansell Ltd.	43,876	593
	CSR Ltd.	132,946	475
*	Vulcan Energy Resources Ltd.	304,073	402
[2]	Viva Energy Group Ltd.	96,827	174
			52,255
Austria (1.2%)
	DO & CO AG	54,099	6,321
[2]	BAWAG Group AG	129,271	5,758
		Shares	Market Value• ($000)
	Addiko Bank AG	170,537	2,289
	Wienerberger AG	34,362	832
			15,200
Belgium (2.3%)
	Barco NV	344,202	5,285
	Azelis Group NV	304,791	5,198
	D'ieteren Group	31,478	4,676
	Warehouses De Pauw CVA	166,068	4,109
	KBC Ancora	85,713	3,242
	Lotus Bakeries NV	375	2,778
[1]	Recticel SA	274,689	2,471
	Melexis NV	30,465	2,243
			30,002
Brazil (1.2%)
	TIM SA	1,583,100	4,763
	Rumo SA	746,902	3,305
	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	215,500	2,495
	TOTVS SA	417,400	2,096
[2]	Locaweb Servicos de Internet SA	1,759,500	1,899
*	StoneCo Ltd. Class A	38,537	382
*	Pagseguro Digital Ltd. Class A	44,095	311
			15,251
Canada (3.2%)
*	Kinaxis Inc.	72,154	7,046
	Colliers International Group Inc.	67,905	6,156
*	Docebo Inc.	113,362	4,474
[1]	Boardwalk REIT	88,199	4,119
*	Lightspeed Commerce Inc.	228,752	2,850
	Lundin Mining Corp.	381,856	2,385
	Nuvei Corp.	151,956	2,111
	Stelco Holdings Inc.	69,633	1,962
	Endeavour Mining plc	83,840	1,715
	Parex Resources Inc.	72,023	1,380
*	Lightspeed Commerce Inc. (XTSE)	108,851	1,359
*,1	EcoSynthetix Inc.	523,280	1,158
11

International Explorer Fund
		Shares	Market Value• ($000)
*	Faraday Copper Corp.	2,113,292	990
*,1	Boat Rocker Media Inc.	741,886	931
	Enerplus Corp.	54,223	917
*	Advantage Energy Ltd.	90,309	656
	Vermilion Energy Inc.	31,020	448
			40,657
China (0.8%)
*	Tongcheng Travel Holdings Ltd.	1,460,400	2,790
	Beijing Enterprises Holdings Ltd.	732,000	2,439
	Yuexiu Property Co. Ltd.	1,577,695	1,641
	China Datang Corp. Renewable Power Co. Ltd. Class H	4,869,000	1,102
	Minth Group Ltd.	443,885	991
*	Kanzhun Ltd. ADR	54,402	805
			9,768
Denmark (0.8%)
	Royal Unibrew A/S	43,253	3,129
*	ALK-Abello A/S Class B	210,470	2,336
*	Zealand Pharma A/S Class A	51,374	2,134
*	Ascendis Pharma A/S ADR	19,580	1,749
	Dfds A/S	43,730	1,263
*,3	OW Bunker A/S	1,000,000	—
			10,611
Finland (0.3%)
	Kemira OYJ	166,130	2,690
*	Nanoform Finland plc	375,358	632
	Nokian Renkaat OYJ	71,101	537
			3,859
France (2.7%)
	Trigano SA	60,214	7,907
*	JCDecaux SE	319,083	4,992
	Nexans SA	68,215	4,832
	Technip Energies NV	134,801	2,953
*	Air France-KLM	252,209	2,853
	Kaufman & Broad SA	102,253	2,721
	Rubis SCA	82,925	1,805
[2]	ALD SA	231,926	1,560
	Gaztransport Et Technigaz SA	8,643	1,106
	Valeo SE	81,181	1,073
	Vicat SACA	27,420	842
	Wendel SE	9,977	747
*	Vallourec SACA	36,486	438
	Imerys SA	14,110	374
*	Cellectis SA ADR	154,638	149
*	Cellectis SA	60,983	58
			34,410
Germany (5.1%)
	CTS Eventim AG & Co. KGaA	113,569	6,876
		Shares	Market Value• ($000)
*	Hypoport SE	55,897	6,843
*	HelloFresh SE	307,687	6,730
	Stabilus SE	87,306	5,544
	Hensoldt AG	181,503	5,378
[2]	Befesa SA	158,026	4,623
	Gerresheimer AG	37,220	3,472
	AIXTRON SE	119,016	3,344
	United Internet AG (Registered)	158,590	3,302
	Jenoptik AG	116,687	2,772
	Stemmer Imaging AG	91,282	2,511
	New Work SE	31,427	2,249
*	Tonies SE Class A	442,888	2,206
	Bertrandt AG	29,506	1,423
*	Schott Pharma AG & Co. KGaA	43,427	1,259
*,2	Auto1 Group SE	206,757	1,217
	Hamburger Hafen und Logistik AG	62,177	1,104
[1,2]	Aumann AG	70,535	941
	KION Group AG	28,745	882
*	Immatics NV	101,657	778
*	Evotec SE	39,925	690
*	Veganz Group AG	15,898	486
*	Cherry SE	149,681	363
*	TAG Immobilien AG	31,455	344
*	Jumia Technologies AG ADR	63,864	157
			65,494
Hong Kong (1.6%)
	Kerry Properties Ltd.	2,400,000	4,039
	Dah Sing Financial Holdings Ltd.	1,634,804	3,700
	Hang Lung Properties Ltd.	2,575,000	3,385
	Wharf Holdings Ltd.	953,094	2,418
	Johnson Electric Holdings Ltd.	1,873,000	2,323
	Techtronic Industries Co. Ltd.	219,500	2,004
[2]	Crystal International Group Ltd.	4,241,500	1,286
	Dah Sing Banking Group Ltd.	1,469,600	964
*	Hypebeast Ltd.	9,857,300	461
			20,580
India (2.3%)
	Apollo Hospitals Enterprise Ltd.	161,862	9,372
	Oberoi Realty Ltd.	534,976	7,312
*	CreditAccess Grameen Ltd.	331,982	6,365
[2]	IndiaMart InterMesh Ltd.	60,360	1,921
*	PVR Inox Ltd.	76,009	1,460
*	MakeMyTrip Ltd.	30,751	1,191

12

International Explorer Fund
		Shares	Market Value• ($000)
	Gujarat Pipavav Port Ltd.	691,714	1,012
*	Zomato Ltd.	516,353	653
			29,286
Ireland (1.1%)
	Bank of Ireland Group plc	990,265	8,874
	Smurfit Kappa Group plc	105,765	3,448
*	Permanent TSB Group Holdings plc	574,765	1,142
			13,464
Israel (1.2%)
*	Wix.com Ltd.	67,540	5,397
	Maytronics Ltd.	426,099	3,964
*	Nayax Ltd.	133,285	2,704
*	Tel Aviv Stock Exchange Ltd.	419,528	1,866
	Melisron Ltd.	15,191	823
			14,754
Italy (3.8%)
	Reply SpA	106,938	10,091
	Brunello Cucinelli SpA	117,841	9,479
	Moncler SpA	80,652	4,189
[2]	Technogym SpA	549,599	4,137
	PRADA SpA	583,900	3,517
[2]	BFF Bank SpA	332,574	3,197
	Italgas SpA	525,318	2,670
	Stevanato Group SpA	84,886	2,373
	De' Longhi SpA	104,131	2,330
[2]	OVS SpA	1,245,664	2,206
	DiaSorin SpA	21,390	1,917
	Buzzi SpA	51,973	1,376
*	Eurogroup Laminations SpA	218,972	721
	BPER Banca	208,766	679
*	Saipem SpA	70,152	107
			48,989
Japan (29.2%)
	Trusco Nakayama Corp.	609,400	9,197
	SBI Holdings Inc.	426,400	9,174
	Ai Holdings Corp.	557,000	8,623
	Nifco Inc.	350,232	8,214
	Miura Co. Ltd.	421,100	8,165
	Aica Kogyo Co. Ltd.	350,500	8,053
	NEC Networks & System Integration Corp.	580,400	7,855
	Japan Material Co. Ltd.	542,400	7,617
	Kissei Pharmaceutical Co. Ltd.	357,400	7,559
	Nippon Densetsu Kogyo Co. Ltd.	550,700	7,508
	Toyo Suisan Kaisha Ltd.	159,116	7,340
	Marui Group Co. Ltd.	435,969	6,894
	Hikari Tsushin Inc.	47,302	6,824
	KOMEDA Holdings Co. Ltd.	360,900	6,586
		Shares	Market Value• ($000)
	Sumitomo Forestry Co. Ltd.	278,600	6,578
	FP Corp.	341,400	6,574
	Harmonic Drive Systems Inc.	298,700	6,470
	Shimamura Co. Ltd.	65,300	6,444
	Nippon Shinyaku Co. Ltd.	157,800	6,400
	Kyoto Financial Group Inc.	110,600	6,270
	Glory Ltd.	334,800	6,242
	GMO internet group Inc.	378,400	5,511
	Rorze Corp.	72,300	5,379
	Shiga Bank Ltd.	202,100	5,345
	DMG Mori Co. Ltd.	319,400	5,283
	Kureha Corp.	88,900	5,280
	OBIC Business Consultants Co. Ltd.	120,400	5,172
	Fukushima Galilei Co. Ltd.	146,400	4,847
	TechnoPro Holdings Inc.	244,000	4,834
*	Raksul Inc.	559,100	4,699
	Megachips Corp.	180,100	4,643
	Daifuku Co. Ltd.	263,900	4,360
*	Kyushu Electric Power Co. Inc.	621,000	3,968
*,1	Bengo4.com Inc.	141,200	3,964
	Hakuhodo DY Holdings Inc.	479,900	3,894
	LaSalle Logiport REIT	3,945	3,869
	Daito Trust Construction Co. Ltd.	35,815	3,842
	Nittoku Co. Ltd.	255,800	3,751
	Obara Group Inc.	154,400	3,705
	Tsugami Corp.	506,500	3,629
	Musashi Seimitsu Industry Co. Ltd.	374,300	3,602
	KH Neochem Co. Ltd.	235,500	3,567
	Ulvac Inc.	99,700	3,429
	Infomart Corp.	1,356,400	3,253
	Katitas Co. Ltd.	241,000	3,217
	Tokyu Fudosan Holdings Corp.	516,800	3,011
	Asahi Intecc Co. Ltd.	175,006	2,941
	GMO Financial Gate Inc.	51,340	2,878
*	Sansan Inc.	351,639	2,794
*,1	Oisix ra daichi Inc.	353,300	2,688
	Nikon Corp.	278,285	2,642
	eGuarantee Inc.	220,000	2,541
	Iriso Electronics Co. Ltd.	105,100	2,481
	ASKUL Corp.	184,000	2,402
	Fukuyama Transporting Co. Ltd.	85,600	2,339
	Optex Group Co. Ltd.	204,500	2,299
	Koito Manufacturing Co. Ltd.	151,650	2,272
	Japan Airport Terminal Co. Ltd.	51,600	2,269
	Outsourcing Inc.	299,900	2,229
	JSR Corp.	82,461	2,207

13

International Explorer Fund
		Shares	Market Value• ($000)
	Comforia Residential REIT Inc.	1,036	2,199
	Tokyo Ohka Kogyo Co. Ltd.	37,800	2,184
	en Japan Inc.	145,200	2,166
	JMDC Inc.	76,000	2,128
	Asics Corp.	64,700	2,049
	Sojitz Corp.	93,480	1,941
	Mani Inc.	134,800	1,834
*	GA Technologies Co. Ltd.	240,300	1,816
	Casio Computer Co. Ltd.	220,700	1,768
	Kyoritsu Maintenance Co. Ltd.	45,762	1,750
*,1	WealthNavi Inc.	236,200	1,739
	Niterra Co. Ltd.	76,600	1,714
[1]	Kamakura Shinsho Ltd.	437,000	1,684
*	Jade Group Inc.	167,700	1,623
	Heiwa Real Estate Co. Ltd.	62,800	1,608
	Ebara Corp.	34,300	1,519
	Kawasaki Heavy Industries Ltd.	67,500	1,490
*,1	JTOWER Inc.	40,200	1,463
	Amada Co. Ltd.	145,700	1,413
	Shima Seiki Manufacturing Ltd.	137,800	1,406
	Digital Garage Inc.	69,100	1,384
*	Appier Group Inc.	153,600	1,264
	Sumitomo Heavy Industries Ltd.	53,500	1,225
	dip Corp.	60,400	1,197
	EXEO Group Inc.	57,100	1,186
[1]	Kitanotatsujin Corp.	861,400	1,161
	Kokuyo Co. Ltd.	74,300	1,152
	PALTAC Corp.	35,200	1,141
	Air Water Inc.	88,400	1,115
	Taiyo Yuden Co. Ltd.	49,300	1,105
	COMSYS Holdings Corp.	52,400	1,078
	NOF Corp.	27,000	1,065
[1]	Snow Peak Inc.	157,700	1,055
	IHI Corp.	53,000	1,017
	Fuji Corp.	66,100	995
	THK Co. Ltd.	54,700	978
	Inaba Denki Sangyo Co. Ltd.	46,400	968
*	Freee KK	57,300	957
	Kansai Paint Co. Ltd.	64,700	947
	JGC Holdings Corp.	76,700	945
*,1	SRE Holdings Corp.	61,200	938
[1]	CellSource Co. Ltd.	76,300	909
	Kyudenko Corp.	29,600	884
*,1	Istyle Inc.	302,200	874
	Simplex Holdings Inc.	50,750	852
	Anicom Holdings Inc.	233,900	848
	Square Enix Holdings Co. Ltd.	23,335	775
	Sumitomo Bakelite Co. Ltd.	16,500	734
		Shares	Market Value• ($000)
*	Visional Inc.	14,487	710
	Kumagai Gumi Co. Ltd.	27,900	699
	Max Co. Ltd.	40,800	689
	Mitsubishi Gas Chemical Co. Inc.	50,900	688
	Shin-Etsu Polymer Co. Ltd.	75,100	682
	MIRAIT ONE Corp.	50,900	675
	SHO-BOND Holdings Co. Ltd.	15,300	603
	Resonac Holdings Corp.	36,800	597
	Daicel Corp.	69,200	588
	Inter Action Corp.	85,000	578
	Sekisui Jushi Corp.	35,000	571
	Yamazen Corp.	69,500	563
	NSK Ltd.	100,600	541
	Yokogawa Bridge Holdings Corp.	31,900	527
	Iwatani Corp.	10,200	488
	Nippon Shokubai Co. Ltd.	13,100	487
	Lintec Corp.	29,200	483
	Taiheiyo Cement Corp.	27,800	476
	Teijin Ltd.	52,300	473
	Toyo Construction Co. Ltd.	53,900	440
	Shibaura Machine Co. Ltd.	15,700	389
	Denka Co. Ltd.	20,700	374
*,1	Demae-Can Co. Ltd.	173,600	368
	GMO Payment Gateway Inc.	9,018	360
	Cosmo Energy Holdings Co. Ltd.	9,200	337
	Japan Steel Works Ltd.	19,900	323
	Giken Ltd.	13,500	160
	Ichikoh Industries Ltd.	35,300	124
	ABC-Mart Inc.	6,300	98
			373,957
Mexico (0.2%)
	Corp. Inmobiliaria Vesta SAB de CV	933,088	2,926
Netherlands (1.6%)
	TKH Group NV	160,424	5,868
	BE Semiconductor Industries NV	46,789	4,833
	ASM International NV	7,152	2,952
*	Merus NV	122,776	2,469
	Allfunds Group plc	437,537	2,239
	Koninklijke Vopak NV	20,736	699
*,2	Alfen NV	19,929	628
	Corbion NV	27,689	480
	Flow Traders Ltd.	15,305	280
	SBM Offshore NV	13,897	173
			20,621

14

International Explorer Fund
		Shares	Market Value• ($000)
New Zealand (0.2%)
*,1	Volpara Health Technologies Ltd.	3,144,538	1,469
	Fletcher Building Ltd.	320,835	808
			2,277
Norway (0.6%)
	Borregaard ASA	207,788	2,820
	Sparebanken Vest	227,933	2,092
	Aker ASA Class A	29,940	1,800
	TGS ASA	53,478	731
	Subsea 7 SA	45,806	602
			8,045
Other (0.6%)
	iShares MSCI EAFE Small-Cap ETF	141,278	7,602
Philippines (0.2%)
	Wilcon Depot Inc.	6,983,400	2,437
Poland (0.2%)
	Grupa Pracuj SA	178,398	2,499
Portugal (0.1%)
*	Banco Comercial Portugues SA	4,451,011	1,366
Singapore (0.9%)
*	SATS Ltd.	1,734,677	3,120
	Venture Corp. Ltd.	342,000	2,920
	UOL Group Ltd.	652,400	2,810
	Keppel DC REIT	1,956,200	2,414
	ComfortDelGro Corp. Ltd.	769,900	744
			12,008
Slovenia (0.2%)
	Nova Ljubljanska Banka dd GDR	146,291	2,239
South Africa (0.1%)
	Thungela Resources Ltd.	198,451	1,759
South Korea (1.1%)
	Koh Young Technology Inc.	453,407	3,716
	Park Systems Corp.	30,357	3,157
	Douzone Bizon Co. Ltd.	102,428	2,077
*	Hana Tour Service Inc.	52,810	1,722
	Hankook Tire & Technology Co. Ltd.	42,091	1,194
	Hanon Systems	175,694	896
*	Wantedlab Inc.	89,603	596
	SNT Motiv Co. Ltd.	15,247	457
			13,815
Spain (1.5%)
	Bankinter SA	1,377,899	8,713
	Fluidra SA	340,958	6,012
	Almirall SA	281,293	2,561
		Shares	Market Value• ($000)
[2]	Unicaja Banco SA	919,626	958
*	Arima Real Estate SOCIMI SA	65,534	454
			18,698
Sweden (4.6%)
	Hemnet Group AB	434,509	7,547
[1]	Avanza Bank Holding AB	439,728	7,433
	AddTech AB Class B	490,166	7,205
	Trelleborg AB Class B	273,773	6,923
	Nordnet AB publ	302,662	4,285
	HMS Networks AB	121,938	4,044
[2]	Thule Group AB	176,074	4,008
	Paradox Interactive AB	148,192	2,819
	Billerud Aktiebolag	283,545	2,634
	INVISIO AB	168,175	2,535
	SSAB AB Class A	238,487	1,429
*	Xvivo Perfusion AB	64,522	1,344
	Fortnox AB	308,444	1,223
*	Surgical Science Sweden AB	104,883	1,191
	Castellum AB	115,388	1,106
*	Cint Group AB	1,553,378	1,009
	Catena AB	27,256	903
*	VNV Global AB	516,738	660
	Cellavision AB	35,662	433
*	Storytel AB Class B	125,017	336
			59,067
Switzerland (3.7%)
	SIG Group AG	299,384	6,600
	Ypsomed Holding AG (Registered)	18,858	5,197
*,2	Sensirion Holding AG	69,182	5,180
	Bachem Holding AG	68,678	4,989
	Tecan Group AG (Registered)	15,464	4,451
	Siegfried Holding AG (Registered)	5,220	4,140
	Bossard Holding AG (Registered) Class A	18,643	3,848
*,2	Montana Aerospace AG	285,367	3,434
	u-blox Holding AG	26,563	2,513
*	Dufry AG (Registered)	60,883	2,134
	Comet Holding AG (Registered)	10,641	2,093
	SKAN Group AG	19,203	1,449
	Emmi AG (Registered)	1,198	1,131
			47,159
Taiwan (4.9%)
	Airtac International Group	374,593	12,316
	Global Unichip Corp.	258,000	11,531
	Chroma ATE Inc.	1,433,694	9,688
	ASPEED Technology Inc.	73,200	5,850
	Sinbon Electronics Co. Ltd.	455,000	3,896
	Voltronic Power Technology Corp.	92,252	3,700

15

International Explorer Fund
		Shares	Market Value• ($000)
	Merida Industry Co. Ltd.	635,000	3,253
	Advantech Co. Ltd.	316,059	3,246
	Nien Made Enterprise Co. Ltd.	336,000	2,973
	Nanya Technology Corp.	1,335,000	2,676
	Vanguard International Semiconductor Corp.	738,000	1,603
	TCI Co. Ltd.	269,000	1,438
			62,170
Thailand (0.1%)
	AEON Thana Sinsap Thailand PCL (Foreign)	299,200	1,216
United Kingdom (14.8%)
	Cranswick plc	245,652	10,445
	Games Workshop Group plc	79,603	9,571
	Beazley plc	1,351,325	8,465
	IMI plc	434,898	7,767
	Rotork plc	2,071,399	7,407
	Spectris plc	184,654	6,977
	Weir Group plc	326,625	6,784
[2]	Sabre Insurance Group plc	3,253,542	5,813
	Shaftesbury Capital plc	4,205,604	5,331
*	Wise plc Class A	601,221	4,887
	Alpha Group International plc	240,559	4,560
*,2	Trainline plc	1,360,501	4,300
	Dunelm Group plc	349,500	4,145
[2]	ConvaTec Group plc	1,632,555	4,057
	Softcat plc	257,419	3,966
	Diploma plc	109,773	3,806
	Burford Capital Ltd.	306,570	3,790
	Telecom Plus plc	197,000	3,693
*	Restaurant Group plc	4,433,806	3,664
	RS Group plc	429,640	3,546
	Safestore Holdings plc	406,000	3,379
	Pennon Group plc	366,606	3,242
	Smart Metering Systems plc	383,278	2,983
[2]	Auto Trader Group plc	388,409	2,938
	B&M European Value Retail SA	452,882	2,916
	Halma plc	122,500	2,755
	Greggs plc	95,457	2,753
*,1	Victoria plc	675,867	2,646
	Rightmove plc	422,264	2,435
*	Verona Pharma plc ADR	170,466	2,378
	Redrow plc	388,867	2,304
	Hammerson plc	8,466,888	2,272
	LondonMetric Property plc	1,100,000	2,217
	Tate & Lyle plc	287,861	2,209
	Mobico Group plc	2,887,845	2,200
	IG Group Holdings plc	277,234	2,154
*	Oxford Nanopore Technologies plc	860,930	2,131
		Shares	Market Value• ($000)
*	WAG Payment Solutions plc	1,919,205	2,124
	Keywords Studios plc	126,013	2,001
*	Immunocore Holdings plc ADR	44,227	1,964
*	Elementis plc	1,305,870	1,880
	Pets at Home Group plc	528,576	1,807
*	Ocado Group plc	309,184	1,755
*,2	DP Eurasia NV	1,894,493	1,681
	Savills plc	172,889	1,656
	Ithaca Energy plc	781,774	1,590
*,2	Trustpilot Group plc	1,279,282	1,558
*	Team17 Group plc	458,595	1,478
*,2	Watches of Switzerland Group plc	236,671	1,445
	dotdigital group plc	1,573,557	1,379
	Renishaw plc	36,333	1,365
	Energean plc	130,028	1,346
*	Abcam plc ADR	51,672	1,184
	Bodycote plc	144,307	1,009
*	Molten Ventures plc	328,732	943
*	Synthomer plc	335,979	776
	Berkeley Group Holdings plc	15,417	758
	Keller Group plc	69,008	652
*,2	Network International Holdings plc	125,871	596
	Impax Asset Management Group plc	123,017	577
	Harbour Energy plc	150,674	466
	UNITE Group plc	24,686	261
*	Angle plc	1,465,172	209
	Marshalls plc	70,341	177
			189,523
United States (0.1%)
*	Fusion Pharmaceuticals Inc.	141,429	652
Total Common Stocks (Cost $1,303,235)			1,234,616
Temporary Cash Investments (5.0%)
Money Market Fund (4.8%)
[4,5]	Vanguard Market Liquidity Fund, 5.420%	614,272	61,421

16

International Explorer Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.2%)
Goldman Sachs & Co. 5.280%, 11/1/2023 (Dated 10/31/23, Repurchase Value $2,500,000, collateralized by Fannie Mae 3.000%–4.500%, 4/1/29–5/1/43, Freddie Mac 2.500%–6.000%, 3/1/27–10/1/52, and Ginnie Mae 2.500%–5.500%, 5/20/35–11/15/47, with a value of $2,550,000)	2,500	2,500
Total Temporary Cash Investments (Cost $63,907)		63,921
Total Investments (101.6%) (Cost $1,367,142)		1,298,537
Other Assets and Liabilities—Net (-1.6%)		(20,063)
Net Assets (100%)		1,278,474
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,215,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $65,515,000, representing 5.1% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $29,891,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
17

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2023	158	15,595	(791)
MSCI Emerging Market Index	December 2023	154	7,078	(410)
				(1,201)
See accompanying Notes, which are an integral part of the Financial Statements.
18

International Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,305,735)	1,237,116
Affiliated Issuers (Cost $61,407)	61,421
Total Investments in Securities	1,298,537
Investment in Vanguard	48
Foreign Currency, at Value (Cost $854)	853
Cash Collateral Pledged—Futures Contracts	260
Receivables for Investment Securities Sold	7,715
Receivables for Accrued Income	9,859
Receivables for Capital Shares Issued	203
Variation Margin Receivable—Futures Contracts	410
Total Assets	1,317,885
Liabilities
Due to Custodian	2,166
Payables for Investment Securities Purchased	4,498
Collateral for Securities on Loan	29,891
Payables for Capital Shares Redeemed	920
Payables to Investment Advisor	1,087
Payables to Vanguard	849
Total Liabilities	39,411
Net Assets	1,278,474
1 Includes $26,215,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	1,468,658
Total Distributable Earnings (Loss)	(190,184)
Net Assets	1,278,474

Net Assets
Applicable to 87,316,366 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,278,474
Net Asset Value Per Share	$14.64
See accompanying Notes, which are an integral part of the Financial Statements.
19

International Explorer Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	33,480
Interest[2]	2,230
Securities Lending—Net	2,587
Total Income	38,297
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,317
Performance Adjustment	194
The Vanguard Group—Note C
Management and Administrative	2,330
Marketing and Distribution	78
Custodian Fees	191
Auditing Fees	37
Shareholders’ Reports	57
Trustees’ Fees and Expenses	1
Professional Services	597
Other Expenses	48
Total Expenses	7,850
Net Investment Income	30,447
Realized Net Gain (Loss)
Investment Securities Sold[2]	313
Futures Contracts	1,220
Foreign Currencies	(265)
Realized Net Gain (Loss)	1,268
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	101,562
Futures Contracts	(2,172)
Foreign Currencies	415
Change in Unrealized Appreciation (Depreciation)	99,805
Net Increase (Decrease) in Net Assets Resulting from Operations	131,520
1	Dividends include foreign tax reclaims of $2,472,000 and are net of foreign withholding taxes of $4,061,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,908,000, $13,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
20

International Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,447	39,758
Realized Net Gain (Loss)	1,268	(140,633)
Change in Unrealized Appreciation (Depreciation)	99,805	(835,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	131,520	(936,700)
Distributions
Total Distributions	(26,822)	(121,682)
Capital Share Transactions
Issued	122,021	212,144
Issued in Lieu of Cash Distributions	21,893	102,893
Redeemed	(417,012)	(624,760)
Net Increase (Decrease) from Capital Share Transactions	(273,098)	(309,723)
Total Increase (Decrease)	(168,400)	(1,368,105)
Net Assets
Beginning of Period	1,446,874	2,814,979
End of Period	1,278,474	1,446,874
See accompanying Notes, which are an integral part of the Financial Statements.
21

International Explorer Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.87	$22.70	$16.90	$17.22	$17.86
Investment Operations
Net Investment Income[1]	.322	.337	.280	.211	.379
Net Realized and Unrealized Gain (Loss) on Investments	.712	(8.145)	5.736	(.081)	.300
Total from Investment Operations	1.034	(7.808)	6.016	.130	.679
Distributions
Dividends from Net Investment Income	(.264)	(.487)	(.216)	(.450)	(.289)
Distributions from Realized Capital Gains	—	(.535)	—	—	(1.030)
Total Distributions	(.264)	(1.022)	(.216)	(.450)	(1.319)
Net Asset Value, End of Period	$14.64	$13.87	$22.70	$16.90	$17.22
Total Return[2]	7.41%	-35.83%	35.79%	0.62%	4.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,278	$1,447	$2,815	$2,329	$3,163
Ratio of Total Expenses to Average Net Assets[3]	0.52%	0.41%[4]	0.40%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.94%	1.30%	1.29%	2.28%
Portfolio Turnover Rate	46%	60%	51%	71%	35%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.06%), (0.05%), (0.04%), and (0.03%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.41%.
See accompanying Notes, which are an integral part of the Financial Statements.
22

International Explorer Fund
Notes to Financial Statements
Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks
23

International Explorer Fund
held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
24

International Explorer Fund
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  The investment advisory firms Wellington Management Company llp, Schroder Investment Management North America Inc., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Schroder Investment Management North America Inc. are subject to quarterly
25

International Explorer Fund
adjustments based on performance relative to the benchmark for the preceding three years; prior to October 9, 2022, the benchmark was S&P EPAC SmallCap Index and thereafter the new benchmark is MSCI EAFE Small Cap Index. The benchmark change will be fully phased in by October 2025. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US Small-Cap Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.28% of the fund’s average net assets, before a net increase of $194,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $48,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
26

International Explorer Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	89,337	1,145,279	—	1,234,616
Temporary Cash Investments	61,421	2,500	—	63,921
Total	150,758	1,147,779	—	1,298,537

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,201	—	—	1,201
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,292
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(88,553)
Capital Loss Carryforwards	(138,448)
Qualified Late-Year Losses	—
Other Temporary Differences	3,525
Total	(190,184)
27

International Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	26,822	88,637
Long-Term Capital Gains	—	33,045
Total	26,822	121,682
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,387,497
Gross Unrealized Appreciation	164,276
Gross Unrealized Depreciation	(253,236)
Net Unrealized Appreciation (Depreciation)	(88,960)
F.  During the year ended October 31, 2023, the fund purchased $665,463,000 of investment securities and sold $924,927,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $109,000 and sales were $267,000, resulting in net realized loss of $76,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2023 Shares (000)	2022 Shares (000)
Issued	7,622	12,320
Issued in Lieu of Cash Distributions	1,457	5,056
Redeemed	(26,106)	(37,018)
Net Increase (Decrease) in Shares Outstanding	(17,027)	(19,642)
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
28

International Explorer Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
29

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
30

Tax information (unaudited)
The fund hereby designates $26,822,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $464,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $34,995,000 and foreign taxes paid of $2,283,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
31

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard International Explorer Fund renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Limited (Baillie Gifford); Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.); and Wellington Management Company llp (Wellington Management). The board determined that renewing each of the fund’s advisory arrangements was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to the meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services provided by Baillie Gifford, Schroder Inc., Schroder Ltd., and Wellington Management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:
Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford invests with a long-term perspective and has a strong preference for high-quality growth companies with sustainable competitive advantages. The investment process is driven by rigorous, fundamental, bottom-up analysis undertaken by the dedicated International Smaller Companies team. The investment team seeks significant upside in each stock it invests in and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects. Baillie Gifford has managed a portion of the fund since 2020.
Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and
32

compelling valuations. Stock selection responsibilities are divided among five regional leaders who make up Schroder’s International Small-Cap Team, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has managed a portion of the fund since 2003.
Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap research equity team employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. It believes that the experience of covering the same companies over a period of many years provides its Global Industry Analysts with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. Wellington Management has managed a portion of the fund since 2010.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation and approval of the advisory arrangements.
Investment performance
The board considered the short-term, long-term, and since-inception performance, as applicable, of Baillie Gifford’s, Schroder’s, and Wellington Management’s subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that Baillie Gifford’s, Schroder’s, and Wellington Management’s advisory fee rates were also below the peer-group average.
The board did not consider the profitability of Baillie Gifford, Schroder, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford, Schroder, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
33

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1260 122023

Annual Report  |  October 31, 2023
Vanguard High Dividend Yield Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard High Dividend Yield Index Fund returned -2.56% for Admiral Shares and -2.54% for ETF Shares (based on net asset value). The fund's benchmark, the FTSE High Dividend Yield Index, returned -2.50%.
•	Early on, inflation continued to ease amid ongoing interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	By sector, technology contributed most to the fund’s performance, with telecommunications also additive. Health care and financial stocks detracted most.
•	For the decade ended October 31, the fund’s ETF Shares posted an average annual return of 8.61%, slightly behind the 8.67% benchmark average.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$955.20	$0.30
Admiral™ Shares	1,000.00	955.00	0.39
Based on Hypothetical 5% Yearly Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Dividend Yield Index Fund ETF Shares Net Asset Value	-2.54%	7.21%	8.61%	$22,834
High Dividend Yield Index Fund ETF Shares Market Price	-2.58	7.22	8.60	22,810
FTSE High Dividend Yield Index	-2.50	7.26	8.67	22,962
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
High Dividend Yield Index Fund Admiral Shares	-2.56%	7.49%	$14,072
FTSE High Dividend Yield Index	-2.50	7.56	14,113
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.54	16,064
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: October 31, 2013, Through October 31, 2023
	One Year	Five Years	Ten Years
High Dividend Yield Index Fund ETF Shares Market Price	-2.58%	41.69%	128.10%
High Dividend Yield Index Fund ETF Shares Net Asset Value	-2.54	41.66	128.34
FTSE High Dividend Yield Index	-2.50	41.95	129.62
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2023
Basic Materials	2.4%
Consumer Discretionary	9.0
Consumer Staples	13.0
Energy	11.3
Financials	19.7
Health Care	12.3
Industrials	12.1
Real Estate	0.0
Technology	7.6
Telecommunications	5.2
Utilities	7.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (2.4%)
Air Products and Chemicals Inc.	1,000,095	282,467
Newmont Corp.	5,201,388	194,896
Dow Inc.	3,186,489	154,035
Fastenal Co.	2,570,514	149,964
LyondellBasell Industries NV Class A	1,164,593	105,093
International Flavors & Fragrances Inc.	1,148,748	78,517
CF Industries Holdings Inc.	879,749	70,186
Reliance Steel & Aluminum Co.	262,884	66,872
International Paper Co.	1,566,605	52,842
Celanese Corp. Class A	442,976	50,725
Eastman Chemical Co.	536,331	40,080
Southern Copper Corp.	385,781	27,352
Huntsman Corp.	764,888	17,845
Cabot Corp.	248,719	16,535
Chemours Co.	672,326	16,210
Carpenter Technology Corp.	216,240	13,562
Avient Corp.	405,912	12,835
Sensient Technologies Corp.	188,852	10,655
Worthington Industries Inc.	138,116	8,511
Scotts Miracle-Gro Co.	186,846	8,303
Tronox Holdings plc	525,221	5,615
Kaiser Aluminum Corp.	71,677	4,071
Mativ Holdings Inc.	243,665	3,192
		1,390,363
Consumer Discretionary (9.0%)
Home Depot Inc.	4,567,337	1,300,275
Walmart Inc.	6,439,856	1,052,337
McDonald's Corp.	3,289,404	862,383
Starbucks Corp.	5,087,333	469,256
Target Corp.	2,073,179	229,688
Ford Motor Co.	17,684,889	172,428
Genuine Parts Co.	630,628	81,263
		Shares	Market Value• ($000)
	Darden Restaurants Inc.	542,072	78,888
	Garmin Ltd.	690,432	70,790
	Omnicom Group Inc.	886,618	66,417
	Best Buy Co. Inc.	873,589	58,373
	Interpublic Group of Cos. Inc.	1,730,749	49,153
	Williams-Sonoma Inc.	288,169	43,295
	Vail Resorts Inc.	172,852	36,688
	Autoliv Inc.	390,111	35,754
	Tapestry Inc.	1,067,465	29,419
	H&R Block Inc.	686,698	28,189
	Hasbro Inc.	590,937	26,681
	Whirlpool Corp.	241,864	25,289
	VF Corp.	1,581,361	23,293
[1]	Paramount Global Class B	2,013,562	21,908
	Polaris Inc.	243,684	21,059
	Ralph Lauren Corp. Class A	180,643	20,328
	Macy's Inc.	1,223,584	14,903
	Wendy's Co.	782,508	14,883
	Leggett & Platt Inc.	599,208	14,039
	Advance Auto Parts Inc.	268,486	13,969
	TEGNA Inc.	905,812	13,143
	Penske Automotive Group Inc.	90,806	12,993
[1]	Sirius XM Holdings Inc.	2,913,733	12,471
	International Game Technology plc	487,192	12,384
	LCI Industries	110,770	12,017
	Kontoor Brands Inc.	252,171	11,713
	Newell Brands Inc.	1,720,565	11,562
	Kohl's Corp.	499,927	11,273
	Gap Inc.	878,950	11,251
	Carter's Inc.	166,443	11,178
	Steven Madden Ltd.	337,660	11,072
	Travel + Leisure Co.	325,296	11,070
	MDC Holdings Inc.	263,224	9,989
	Bloomin' Brands Inc.	393,248	9,178
	Strategic Education Inc.	101,751	8,375
	MillerKnoll Inc.	340,160	7,994
	Foot Locker Inc.	368,450	7,734
7

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Nordstrom Inc.	515,442	7,206
HNI Corp.	207,234	7,189
Cheesecake Factory Inc.	217,097	6,745
Dana Inc.	584,974	6,716
Cracker Barrel Old Country Store Inc.	98,723	6,551
Upbound Group Inc.	247,473	6,449
Jack in the Box Inc.	92,132	5,821
John Wiley & Sons Inc. Class A	191,070	5,784
La-Z-Boy Inc.	194,567	5,689
Oxford Industries Inc.	67,124	5,665
Steelcase Inc. Class A	415,736	4,536
Dine Brands Global Inc.	69,924	3,447
Wolverine World Wide Inc.	346,720	2,791
Guess? Inc.	129,028	2,774
Sinclair Inc.	147,400	1,602
		5,125,310
Consumer Staples (13.0%)
Procter & Gamble Co.	10,620,782	1,593,436
PepsiCo Inc.	6,215,362	1,014,844
Coca-Cola Co.	17,573,070	992,703
Philip Morris International Inc.	6,998,487	623,985
Mondelez International Inc. Class A	6,135,025	406,200
CVS Health Corp.	5,774,297	398,484
Altria Group Inc.	8,051,604	323,433
Colgate-Palmolive Co.	3,700,600	277,989
Kimberly-Clark Corp.	1,517,804	181,590
General Mills Inc.	2,649,578	172,858
Archer-Daniels-Midland Co.	2,406,733	172,250
Sysco Corp.	2,285,774	151,981
Kroger Co.	2,938,370	133,314
Hershey Co.	664,106	124,420
Kraft Heinz Co.	3,623,181	113,985
Bunge Ltd.	671,588	71,175
Walgreens Boots Alliance Inc.	3,214,117	67,754
Kellogg Co.	1,168,882	58,993
Conagra Brands Inc.	2,136,571	58,457
Tyson Foods Inc. Class A	1,249,918	57,934
Clorox Co.	452,770	53,291
Coca-Cola Europacific Partners plc	905,599	52,987
J M Smucker Co.	443,206	50,455
Molson Coors Beverage Co. Class B	783,379	45,256
Hormel Foods Corp.	1,302,130	42,384
Albertsons Cos. Inc. Class A	1,884,032	40,883
Campbell Soup Co.	865,140	34,960
Ingredion Inc.	298,254	27,911
		Shares	Market Value• ($000)
	Flowers Foods Inc.	849,889	18,638
	Spectrum Brands Holdings Inc.	181,546	13,674
	Energizer Holdings Inc.	321,586	10,156
	Cal-Maine Foods Inc.	171,759	7,782
	Vector Group Ltd.	651,874	6,701
	Reynolds Consumer Products Inc.	245,220	6,236
	Universal Corp.	108,380	4,877
	Weis Markets Inc.	73,627	4,793
	Nu Skin Enterprises Inc. Class A	223,631	4,247
	Medifast Inc.	48,118	3,328
*	WK Kellogg Co.	291,285	2,919
	B&G Foods Inc.	316,980	2,558
	Bunge Global SA	60	6
			7,429,827
Energy (11.3%)
	Exxon Mobil Corp.	18,067,389	1,912,433
	Chevron Corp.	7,981,386	1,163,127
	ConocoPhillips	5,468,695	649,681
	Schlumberger NV	6,424,562	357,591
	EOG Resources Inc.	2,649,753	334,531
	Marathon Petroleum Corp.	1,911,545	289,121
	Phillips 66	2,077,096	236,934
	Valero Energy Corp.	1,587,188	201,573
	Williams Cos. Inc.	5,487,858	188,782
	Baker Hughes Co. Class A	4,562,900	157,055
	Kinder Morgan Inc.	8,837,308	143,164
	ONEOK Inc.	2,011,805	131,170
	Diamondback Energy Inc.	815,116	130,679
	Coterra Energy Inc.	3,357,189	92,323
	Targa Resources Corp.	1,003,092	83,869
	APA Corp.	1,392,639	55,316
[1]	Chesapeake Energy Corp.	573,887	49,400
	HF Sinclair Corp.	638,495	35,360
	Chord Energy Corp.	187,752	31,039
	Murphy Oil Corp.	666,785	29,919
	DT Midstream Inc.	438,868	23,686
	Civitas Resources Inc.	310,516	23,422
	Antero Midstream Corp.	1,535,352	18,946
	Equitrans Midstream Corp.	1,959,629	17,382
	Helmerich & Payne Inc.	436,815	17,285
	Northern Oil & Gas Inc.	367,199	14,078
	Arch Resources Inc.	81,952	12,361
	New Fortress Energy Inc.	292,924	8,876
	Archrock Inc.	624,150	7,908
	Delek US Holdings Inc.	293,016	7,721
	CVR Energy Inc.	133,664	4,378
	Enviva Inc.	137,764	499
			6,429,609

8

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Financials (19.6%)
JPMorgan Chase & Co.	13,018,884	1,810,406
Bank of America Corp.	31,410,907	827,363
Wells Fargo & Co.	16,549,143	658,159
Goldman Sachs Group Inc.	1,456,094	442,085
Progressive Corp.	2,635,654	416,671
BlackRock Inc.	670,439	410,496
Chubb Ltd.	1,859,045	398,988
Morgan Stanley	5,422,442	384,017
Citigroup Inc.	8,760,359	345,947
CME Group Inc.	1,619,430	345,684
Blackstone Inc.	3,213,237	296,742
US Bancorp	6,903,094	220,071
Aflac Inc.	2,712,730	211,891
PNC Financial Services Group Inc.	1,793,976	205,356
American International Group Inc.	3,260,445	199,898
Apollo Global Management Inc.	2,350,140	181,995
MetLife Inc.	2,914,664	174,909
Travelers Cos. Inc.	1,039,039	173,977
Truist Financial Corp.	5,966,866	169,220
Allstate Corp.	1,181,742	151,417
Prudential Financial Inc.	1,652,116	151,069
Bank of New York Mellon Corp.	3,513,243	149,313
Ameriprise Financial Inc.	473,463	148,937
Hartford Financial Services Group Inc.	1,368,845	100,542
State Street Corp.	1,431,632	92,526
Discover Financial Services	1,122,090	92,101
T. Rowe Price Group Inc.	992,606	89,831
M&T Bank Corp.	743,601	83,841
Everest Group Ltd.	192,659	76,220
Principal Financial Group Inc.	1,085,894	73,493
Fifth Third Bancorp	3,046,365	72,229
Ares Management Corp. Class A	720,259	71,010
Cincinnati Financial Corp.	689,519	68,724
Huntington Bancshares Inc.	6,440,913	62,155
Regions Financial Corp.	4,184,812	60,805
Northern Trust Corp.	920,616	60,678
Citizens Financial Group Inc.	2,113,206	49,512
Fidelity National Financial Inc.	1,173,440	45,870
Reinsurance Group of America Inc.	300,756	44,954
Unum Group	888,663	43,456
KeyCorp	4,214,648	43,074
Equitable Holdings Inc.	1,597,645	42,449
Credicorp Ltd.	308,135	38,505
	Shares	Market Value• ($000)
American Financial Group Inc.	329,082	35,988
Assurant Inc.	239,299	35,632
East West Bancorp Inc.	635,068	34,052
Old Republic International Corp.	1,214,646	33,257
New York Community Bancorp Inc.	3,220,612	30,531
Webster Financial Corp.	785,108	29,811
Ally Financial Inc.	1,223,810	29,604
Franklin Resources Inc.	1,287,570	29,344
Jefferies Financial Group Inc.	859,919	27,672
First Horizon Corp.	2,514,141	27,027
Carlyle Group Inc.	954,131	26,277
Cullen/Frost Bankers Inc.	267,646	24,353
RLI Corp.	181,830	24,227
Comerica Inc.	595,122	23,448
First American Financial Corp.	453,172	23,311
Houlihan Lokey Inc. Class A	228,782	22,997
SouthState Corp.	341,563	22,577
MGIC Investment Corp.	1,286,970	21,673
Prosperity Bancshares Inc.	393,954	21,486
Invesco Ltd.	1,642,647	21,305
Evercore Inc. Class A	160,964	20,954
Popular Inc.	318,164	20,693
Zions Bancorp NA	657,924	20,297
Axis Capital Holdings Ltd.	351,614	20,077
Hanover Insurance Group Inc.	160,486	18,811
Columbia Banking System Inc.	940,248	18,495
FirstCash Holdings Inc.	169,058	18,414
OneMain Holdings Inc.	511,156	18,366
Old National Bancorp	1,314,234	18,005
Radian Group Inc.	705,861	17,887
Home BancShares Inc.	855,690	17,499
Bank OZK	488,235	17,484
Cadence Bank	817,491	17,314
FNB Corp.	1,616,426	17,280
Synovus Financial Corp.	653,839	17,046
United Bankshares Inc.	587,047	16,696
Lincoln National Corp.	764,445	16,642
Assured Guaranty Ltd.	257,075	16,041
Glacier Bancorp Inc.	500,443	15,108
Valley National Bancorp	1,936,812	15,068
Janus Henderson Group plc	605,347	13,965
Lazard Ltd. Class A	494,924	13,744
Jackson Financial Inc. Class A	371,665	13,644
Hancock Whitney Corp.	389,354	13,405
Corebridge Financial Inc.	668,953	13,379
SLM Corp.	1,016,969	13,221

9

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Moelis & Co. Class A	299,770	12,482
CNO Financial Group Inc.	510,692	11,838
United Community Banks Inc.	518,489	11,453
Associated Banc-Corp	679,102	11,008
Piper Sandler Cos.	77,832	10,885
Kemper Corp.	272,202	10,855
First Bancorp	795,303	10,617
Cathay General Bancorp	311,163	10,552
First Hawaiian Inc.	575,816	10,324
Atlantic Union Bankshares Corp.	336,851	9,705
Independent Bank Corp.	198,172	9,671
Community Bank System Inc.	239,265	9,559
Fulton Financial Corp.	729,955	9,482
CVB Financial Corp.	597,539	9,334
Walker & Dunlop Inc.	142,719	9,248
Artisan Partners Asset Management Inc. Class A	275,745	9,100
Bank of Hawaii Corp.	176,208	8,703
First Interstate BancSystem Inc. Class A	370,769	8,554
BOK Financial Corp.	127,954	8,384
Pacific Premier Bancorp Inc.	425,607	8,087
Simmons First National Corp. Class A	566,497	8,050
BancFirst Corp.	98,921	8,023
First Financial Bancorp	422,457	7,815
Eastern Bankshares Inc.	695,430	7,657
Towne Bank	314,682	7,533
Virtu Financial Inc. Class A	404,472	7,479
BankUnited Inc.	333,628	7,276
WaFd Inc.	293,787	7,251
First Merchants Corp.	265,261	7,244
NBT Bancorp Inc.	205,720	6,885
Park National Corp.	64,332	6,523
Banner Corp.	153,524	6,480
Navient Corp.	399,215	6,352
WesBanco Inc.	258,920	6,315
Cohen & Steers Inc.	116,676	6,095
City Holding Co.	66,634	6,049
Renasant Corp.	247,585	6,039
Northwest Bancshares Inc.	570,781	5,948
Horace Mann Educators Corp.	184,239	5,846
Independent Bank Group Inc.	162,479	5,744
Virtus Investment Partners Inc.	31,133	5,736
Bank of NT Butterfield & Son Ltd.	224,762	5,677
	Shares	Market Value• ($000)
First Commonwealth Financial Corp.	460,654	5,611
Trustmark Corp.	272,509	5,480
Westamerica Bancorp	115,694	5,465
Heartland Financial USA Inc.	189,664	5,197
Stock Yards Bancorp Inc.	122,394	4,787
CNA Financial Corp.	117,994	4,767
Provident Financial Services Inc.	329,432	4,629
Employers Holdings Inc.	120,171	4,566
Hope Bancorp Inc.	517,427	4,533
S&T Bancorp Inc.	174,895	4,505
Argo Group International Holdings Ltd.	144,034	4,298
Sandy Spring Bancorp Inc.	197,282	4,034
Berkshire Hills Bancorp Inc.	197,619	3,875
WisdomTree Inc.	618,736	3,836
PacWest Bancorp	525,375	3,720
Mercury General Corp.	119,874	3,702
1st Source Corp.	74,801	3,412
Brookline Bancorp Inc.	391,615	3,188
Capitol Federal Financial Inc.	571,293	2,971
TFS Financial Corp.	228,268	2,707
F&G Annuities & Life Inc.	84,704	2,600
Republic Bancorp Inc. Class A	38,545	1,703
		11,208,137
Health Care (12.3%)
Johnson & Johnson	10,870,283	1,612,498
Merck & Co. Inc.	11,456,196	1,176,551
AbbVie Inc.	7,958,950	1,123,645
Pfizer Inc.	25,483,188	778,766
Amgen Inc.	2,409,239	616,042
Bristol-Myers Squibb Co.	9,480,803	488,546
Gilead Sciences Inc.	5,636,403	442,683
Medtronic plc	5,990,718	422,705
Cardinal Health Inc.	1,147,850	104,454
Baxter International Inc.	2,275,900	73,807
Viatris Inc.	5,366,940	47,766
Royalty Pharma plc Class A	1,665,964	44,765
Organon & Co.	1,155,204	17,086
Perrigo Co. plc	610,053	16,862
Patterson Cos. Inc.	385,173	11,732
Premier Inc. Class A	536,327	10,308
		6,988,216
Industrials (12.0%)
Union Pacific Corp.	2,748,936	570,707
Honeywell International Inc.	3,002,538	550,245
RTX Corp.	6,590,430	536,395
Caterpillar Inc.	2,328,913	526,451

10

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Lockheed Martin Corp.	1,020,071	463,765
	United Parcel Service Inc. Class B	3,266,280	461,362
	Automatic Data Processing Inc.	1,865,325	407,051
	Eaton Corp. plc	1,795,297	373,260
	Illinois Tool Works Inc.	1,367,481	306,480
	General Dynamics Corp.	1,103,771	266,351
	Emerson Electric Co.	2,572,985	228,918
	3M Co.	2,475,653	225,161
	PACCAR Inc.	2,309,962	190,641
	Paychex Inc.	1,451,176	161,153
	L3Harris Technologies Inc.	852,375	152,925
	Johnson Controls International plc	3,094,669	151,701
	DuPont de Nemours Inc.	2,068,088	150,722
	Cummins Inc.	638,667	138,144
	Fidelity National Information Services Inc.	2,667,441	130,998
	Hubbell Inc. Class B	240,895	65,066
	Packaging Corp. of America	396,681	60,712
	Snap-on Inc.	233,351	60,191
	Stanley Black & Decker Inc.	687,296	58,454
	Synchrony Financial	1,864,299	52,294
	RPM International Inc.	571,273	52,140
	Watsco Inc.	149,021	51,992
	CH Robinson Worldwide Inc.	515,461	42,180
	Westrock Co.	1,149,198	41,291
	Huntington Ingalls Industries Inc.	175,430	38,563
	nVent Electric plc	743,918	35,805
	Oshkosh Corp.	294,972	25,878
	Sonoco Products Co.	442,172	22,909
	Flowserve Corp.	591,489	21,719
	Crane Co.	216,967	21,117
	Ryder System Inc.	203,149	19,815
	MSC Industrial Direct Co. Inc. Class A	207,784	19,688
	Western Union Co.	1,692,183	19,105
	MDU Resources Group Inc.	913,747	17,005
	GATX Corp.	159,290	16,659
	ManpowerGroup Inc.	227,790	15,938
	Otter Tail Corp.	185,426	14,267
*	Knife River Corp.	253,849	12,774
	ABM Industries Inc.	297,131	11,689
	Crane NXT Co.	217,465	11,308
	McGrath RentCorp	110,749	11,141
	Kennametal Inc.	361,846	8,362
	Greif Inc. Class A	109,031	6,923
	Tennant Co.	82,876	6,151
		Shares	Market Value• ($000)
	H&E Equipment Services Inc.	144,232	5,873
	SFL Corp. Ltd.	514,618	5,589
	ADT Inc.	951,218	5,384
	Greenbrier Cos. Inc.	136,933	4,736
	Apogee Enterprises Inc.	99,625	4,276
[1]	Star Bulk Carriers Corp.	222,140	4,147
	Golden Ocean Group Ltd.	549,260	3,982
[1]	Ardagh Metal Packaging SA	648,856	2,187
	TTEC Holdings Inc.	87,776	1,806
			6,871,546
Real Estate (0.0%)
	Kennedy-Wilson Holdings Inc.	536,861	6,909
Technology (7.6%)
	Broadcom Inc.	1,822,186	1,533,133
	Intel Corp.	18,827,475	687,203
	Texas Instruments Inc.	4,094,731	581,493
	QUALCOMM Inc.	5,031,357	548,368
	International Business Machines Corp.	3,778,622	546,540
	HP Inc.	3,890,280	102,431
	Corning Inc.	3,422,555	91,588
	NetApp Inc.	947,589	68,966
	Seagate Technology Holdings plc	873,643	59,626
	Hewlett Packard Enterprise Co.	3,119,213	47,973
	Gen Digital Inc.	2,505,788	41,746
	Avnet Inc.	410,846	19,034
	Xerox Holdings Corp.	514,903	6,611
			4,334,712
Telecommunications (5.2%)
	Cisco Systems Inc.	18,494,373	964,112
	Comcast Corp. Class A	18,453,920	761,962
	Verizon Communications Inc.	18,983,743	666,899
	AT&T Inc.	32,260,109	496,806
	Juniper Networks Inc.	1,439,696	38,756
	Cogent Communications Holdings Inc.	194,425	12,634
	Telephone & Data Systems Inc.	444,006	8,076
			2,949,245
Utilities (7.4%)
	NextEra Energy Inc.	9,131,009	532,338
	Southern Co.	4,917,277	330,933
	Duke Energy Corp.	3,478,419	309,197
	Waste Management Inc.	1,834,140	301,404
	Sempra	2,842,368	199,051
	American Electric Power Co. Inc.	2,322,468	175,439
	Exelon Corp.	4,482,727	174,557
	Dominion Energy Inc.	3,769,528	151,987

11

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Xcel Energy Inc.	2,482,307	147,126
	Public Service Enterprise Group Inc.	2,243,680	138,323
	Consolidated Edison Inc.	1,564,457	137,344
	WEC Energy Group Inc.	1,421,284	115,678
	Edison International	1,700,286	107,220
	Entergy Corp.	951,812	90,984
	DTE Energy Co.	927,682	89,410
	Ameren Corp.	1,177,568	89,154
	FirstEnergy Corp.	2,450,174	87,226
	Eversource Energy	1,568,038	84,345
	PPL Corp.	3,321,107	81,600
	CenterPoint Energy Inc.	2,837,351	76,268
	CMS Energy Corp.	1,303,969	70,858
	Atmos Energy Corp.	647,523	69,712
	Alliant Energy Corp.	1,136,625	55,456
	Vistra Corp.	1,668,482	54,593
	Evergy Inc.	997,457	49,015
[1]	NiSource Inc.	1,869,987	47,049
	AES Corp.	3,021,681	45,023
	NRG Energy Inc.	1,043,875	44,239
	Pinnacle West Capital Corp.	512,241	37,998
	Essential Utilities Inc.	1,085,040	36,305
	OGE Energy Corp.	904,049	30,919
	IDACORP Inc.	228,312	21,623
	National Fuel Gas Co.	401,598	20,461
	UGI Corp.	945,182	19,660
	New Jersey Resources Corp.	436,419	17,710
	Portland General Electric Co.	435,765	17,439
	PNM Resources Inc.	384,801	16,262
	Southwest Gas Holdings Inc.	277,210	16,247
	ONE Gas Inc.	247,537	14,951
	Black Hills Corp.	299,043	14,459
	ALLETE Inc.	259,370	13,887
	Northwestern Energy Group Inc.	270,003	12,963
	Shares	Market Value• ($000)
Spire Inc.	231,246	12,864
MGE Energy Inc.	163,653	11,722
Avista Corp.	339,143	10,747
Avangrid Inc.	321,330	9,598
SJW Group	143,288	8,953
Clearway Energy Inc. Class C	374,697	8,135
Northwest Natural Holding Co.	161,012	5,911
Atlantica Sustainable Infrastructure plc	303,394	5,495
Clearway Energy Inc. Class A	152,126	3,099
		4,222,937
Total Common Stocks (Cost $52,504,501)		56,956,811
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity Fund, 5.420% (Cost $67,168)	671,824	67,176
Total Investments (99.9%) (Cost $52,571,669)		57,023,987
Other Assets and Liabilities—Net (0.1%)		75,903
Net Assets (100%)		57,099,890
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,939,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $22,390,000 was received for securities on loan.

12

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	189	39,806	(423)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Clorox Co.	8/30/24	BANA	13,499	(5.331)	—	(1,311)
Hewlett Packard Enterprise Co.	1/31/24	CITNA	46,899	(5.331)	—	(5,250)
International Business Machines Corp.	1/31/24	CITNA	44,896	(5.331)	1,196	—
Paramount Global Class B	8/30/24	BANA	7,688	(5.331)	—	(1,207)
					1,196	(7,768)
1	Based on USD Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
See accompanying Notes, which are an integral part of the Financial Statements.
13

High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $52,504,501)	56,956,811
Affiliated Issuers (Cost $67,168)	67,176
Total Investments in Securities	57,023,987
Investment in Vanguard	2,068
Cash	605
Cash Collateral Pledged—Futures Contracts	2,120
Cash Collateral Pledged—Over-the-Counter Swap Contracts	7,540
Receivables for Accrued Income	97,512
Receivables for Capital Shares Issued	4,786
Variation Margin Receivable—Futures Contracts	1,410
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,196
Total Assets	57,141,224
Liabilities
Payables for Investment Securities Purchased	2,186
Collateral for Securities on Loan	22,390
Payables for Capital Shares Redeemed	7,378
Payables to Vanguard	1,612
Unrealized Depreciation—Over-the-Counter Swap Contracts	7,768
Total Liabilities	41,334
Net Assets	57,099,890
1 Includes $19,939,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	55,911,005
Total Distributable Earnings (Loss)	1,188,885
Net Assets	57,099,890

ETF Shares—Net Assets
Applicable to 457,782,760 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	45,996,549
Net Asset Value Per Share—ETF Shares	$100.48

Admiral Shares—Net Assets
Applicable to 366,471,783 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,103,341
Net Asset Value Per Share—Admiral Shares	$30.30
14

High Dividend Yield Index Fund
See accompanying Notes, which are an integral part of the Financial Statements.
15

High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	2,005,352
Interest[2]	2,456
Securities Lending—Net	3,340
Total Income	2,011,148
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,403
Management and Administrative—ETF Shares	24,243
Management and Administrative—Admiral Shares	8,595
Marketing and Distribution—ETF Shares	2,168
Marketing and Distribution—Admiral Shares	539
Custodian Fees	765
Auditing Fees	32
Shareholders’ Reports—ETF Shares	1,276
Shareholders’ Reports—Admiral Shares	153
Trustees’ Fees and Expenses	34
Other Expenses	32
Total Expenses	39,240
Expenses Paid Indirectly	(33)
Net Expenses	39,207
Net Investment Income	1,971,941
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	2,399,112
Futures Contracts	4,907
Swap Contracts	7,462
Realized Net Gain (Loss)	2,411,481
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(5,868,501)
Futures Contracts	(2,130)
Swap Contracts	(8,167)
Change in Unrealized Appreciation (Depreciation)	(5,878,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,495,376)
1	Dividends are net of foreign withholding taxes of $891,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,251,000, ($32,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $2,926,425,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
16

High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,971,941	1,684,583
Realized Net Gain (Loss)	2,411,481	639,561
Change in Unrealized Appreciation (Depreciation)	(5,878,798)	(1,659,684)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,495,376)	664,460
Distributions
ETF Shares	(1,545,745)	(1,318,564)
Admiral Shares	(378,325)	(352,553)
Total Distributions	(1,924,070)	(1,671,117)
Capital Share Transactions
ETF Shares	62,206	9,692,470
Admiral Shares	(430,784)	1,017,487
Net Increase (Decrease) from Capital Share Transactions	(368,578)	10,709,957
Total Increase (Decrease)	(3,788,024)	9,703,300
Net Assets
Beginning of Period	60,887,914	51,184,614
End of Period	57,099,890	60,887,914
See accompanying Notes, which are an integral part of the Financial Statements.
17

High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$106.42	$108.42	$79.49	$89.60	$83.26
Investment Operations
Net Investment Income[1]	3.435	3.232	3.010	2.950	2.891
Net Realized and Unrealized Gain (Loss) on Investments	(6.022)	(2.016)	28.887	(10.184)	6.251
Total from Investment Operations	(2.587)	1.216	31.897	(7.234)	9.142
Distributions
Dividends from Net Investment Income	(3.353)	(3.216)	(2.967)	(2.876)	(2.802)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.353)	(3.216)	(2.967)	(2.876)	(2.802)
Net Asset Value, End of Period	$100.48	$106.42	$108.42	$79.49	$89.60
Total Return	-2.54%	1.18%	40.55%	-8.17%	11.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,997	$48,689	$39,766	$26,279	$26,816
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	3.22%	3.01%	2.99%	3.53%	3.38%
Portfolio Turnover Rate[3]	6%	9%	8%	11%	7%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
18

High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,				February 7, 2019[1] to October 31, 2019
	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$32.09	$32.69	$23.97	$27.02	$25.00
Investment Operations
Net Investment Income[2]	1.030	.970	.902	.887	.624
Net Realized and Unrealized Gain (Loss) on Investments	(1.815)	(.607)	8.707	(3.075)	2.010
Total from Investment Operations	(.785)	.363	9.609	(2.188)	2.634
Distributions
Dividends from Net Investment Income	(1.005)	(.963)	(.889)	(.862)	(.614)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.005)	(.963)	(.889)	(.862)	(.614)
Net Asset Value, End of Period	$30.30	$32.09	$32.69	$23.97	$27.02
Total Return[3]	-2.56%	1.19%	40.50%	-8.19%	10.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,103	$12,199	$11,418	$7,665	$8,814
Ratio of Total Expenses to Average Net Assets	0.08%[4]	0.08%[4]	0.08%	0.08%	0.08%[5]
Ratio of Net Investment Income to Average Net Assets	3.20%	2.99%	2.97%	3.52%	3.24%[5]
Portfolio Turnover Rate[6]	6%	9%	8%	11%	7%[7]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7	Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.
See accompanying Notes, which are an integral part of the Financial Statements.
19

High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional
20

High Dividend Yield Index Fund
amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
21

High Dividend Yield Index Fund
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
22

High Dividend Yield Index Fund
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,068,000, representing less than 0.01% of the fund’s net assets and 0.83% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $33,000 (an annual rate of less than 0.01% of average net assets).
23

High Dividend Yield Index Fund
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	56,915,065	41,746	—	56,956,811
Temporary Cash Investments	67,176	—	—	67,176
Total	56,982,241	41,746	—	57,023,987

Derivative Financial Instruments
Assets
Swap Contracts	—	1,196	—	1,196
Liabilities
Futures Contracts[1]	423	—	—	423
Swap Contracts	—	7,768	—	7,768
Total	423	7,768	—	8,191
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,925,698
Total Distributable Earnings (Loss)	(2,925,698)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the
24

High Dividend Yield Index Fund
classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	222,910
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	4,342,065
Capital Loss Carryforwards	(3,376,090)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,188,885
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,924,070	1,671,117
Long-Term Capital Gains	—	—
Total	1,924,070	1,671,117
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	52,681,922
Gross Unrealized Appreciation	9,537,589
Gross Unrealized Depreciation	(5,195,524)
Net Unrealized Appreciation (Depreciation)	4,342,065
F.  During the year ended October 31, 2023, the fund purchased $10,933,182,000 of investment securities and sold $11,277,665,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,433,199,000 and $7,482,381,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $477,902,000 and sales were $722,538,000, resulting in net realized loss of $143,151,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
25

High Dividend Yield Index Fund
G.  Capital share transactions for each class of shares were:
	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	7,563,122	71,656	12,609,654	117,634
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,500,916)	(71,375)	(2,917,184)	(26,900)
Net Increase (Decrease)—ETF Shares	62,206	281	9,692,470	90,734
Admiral Shares
Issued	1,338,825	41,393	2,387,226	73,103
Issued in Lieu of Cash Distributions	294,347	9,262	273,445	8,660
Redeemed	(2,063,956)	(64,326)	(1,643,184)	(50,873)
Net Increase (Decrease)—Admiral Shares	(430,784)	(13,671)	1,017,487	30,890
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
For corporate shareholders, 97.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,924,070,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $655,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
28

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
29

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6230 122023

Annual Report   |   October 31, 2023
Vanguard Emerging Markets Government Bond Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Emerging Markets Government Bond Index Fund returned 5.85% for Admiral Shares, 5.84% for Institutional Shares, and 6.62% for ETF Shares (returns for ETF Shares are based on current net asset value). Its benchmark index returned 6.74%.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Amid these conditions, U.S. dollar-denominated emerging markets debt posted positive returns across almost all countries, sectors, maturities, and credit ratings. The strongest gains were generally in bonds from Central and South America, which constituted roughly 30% of the portfolio’s weighting.
•	At period-end, the fund’s 30-day SEC yield net of expenses—a proxy for its income-generating potential over 12 months—ranged from 7.86% for ETF Shares to 7.92% for Institutional Shares.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%

Fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$965.90	$0.99
Admiral™ Shares	1,000.00	966.10	0.99
Institutional Shares	1,000.00	966.20	0.89
Based on Hypothetical 5% Yearly Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.20	1.02
Institutional Shares	1,000.00	1,024.30	0.92
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for ETF Shares, 0.20% for Admiral Shares and 0.18% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Emerging Markets Government Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	6.62%	-0.21%	1.74%	$11,887
Emerging Markets Government Bond Index Fund ETF Shares Market Price	7.44	-0.24	1.71	11,842
Bloomberg USD Emerging Markets Government RIC Capped Index	6.74	-0.28	1.78	11,924
Bloomberg Global Aggregate Float Adjusted Index ex USD	2.59	-3.01	-1.92	8,236

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund Admiral Shares	5.85%	-0.36%	1.68%	$11,812
Bloomberg USD Emerging Markets Government RIC Capped Index	6.74	-0.28	1.78	11,924
Bloomberg Global Aggregate Float Adjusted Index ex USD	2.59	-3.01	-1.92	8,236

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases and redemptions. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.
4

Emerging Markets Government Bond Index Fund
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Since Inception (2/11/2015) [1]	Final Value of a $5,000,000 Investment
Emerging Markets Government Bond Index Fund Institutional Shares	5.84%	-0.34%	1.50%	$5,691,843
Bloomberg USD Emerging Markets Government RIC Capped Index	6.74	-0.28	1.58	5,732,739
Bloomberg Global Aggregate Float Adjusted Index ex USD	2.59	-3.01	-1.30	4,462,344
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
[1]Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total returns shown are based on the period beginning February 11, 2015.
Cumulative Returns of ETF Shares: October 31, 2013, Through October 31, 2023
	One Year	Five Years	Ten Years
Emerging Markets Government Bond Index Fund ETF Shares Market Price	7.44%	-1.20%	18.42%
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	6.62	-1.06	18.87
Bloomberg USD Emerging Markets Government RIC Capped Index	6.74	-1.38	19.24
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Emerging Markets Government Bond Index Fund
Fund Allocation
As of October 31, 2023
Saudi Arabia	10.5%
Mexico	9.8
Turkey	7.6
Indonesia	7.0
United Arab Emirates	6.2
Qatar	4.6
China	4.3
Brazil	3.7
Colombia	3.4
Philippines	3.3
Panama	2.7
Dominican Republic	2.4
Chile	2.4
Oman	2.3
Bahrain	2.1
Peru	2.0
Argentina	2.0
South Africa	1.8
Egypt	1.8
Uruguay	1.4
Romania	1.3
Nigeria	1.3
Hungary	1.3
Malaysia	1.2
Poland	1.2
Other	12.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Emerging Markets Government Bond Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury Note/Bond (Cost $2,285)	4.625%	9/15/26	2,300	2,283
Corporate Bonds (13.5%)
Azerbaijan (0.2%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	7,425	7,319
Brazil (0.2%)
	Petrobras Global Finance BV	6.875%	1/20/40	1	1
	Petrobras Global Finance BV	6.850%	6/5/15	6,138	5,176
					5,177
Chile (0.2%)
	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	9,800	5,737
China (2.8%)
	Bank of China Ltd.	5.000%	11/13/24	10,650	10,535
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	6,450	6,241
	China Construction Bank Corp.	2.450%	6/24/30	7,375	6,963
	China Construction Bank Corp.	2.850%	1/21/32	7,300	6,698
	China Taiping Insurance Holdings Co. Ltd.	6.400%	Perpetual	7,300	7,385
	CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	6,380	6,097
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	7,300	7,065
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	7,290	7,150
	Industrial & Commercial Bank of China Ltd.	3.200%	Perpetual	22,685	20,874
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	5,650	5,453
	Sinopec Group Overseas Development 2018 Ltd.	2.700%	5/13/30	5,350	4,535
	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	8,944	8,396
					97,392
Colombia (0.7%)
	Ecopetrol SA	5.375%	6/26/26	5,565	5,328
	Ecopetrol SA	6.875%	4/29/30	7,385	6,647
	Ecopetrol SA	8.875%	1/13/33	8,385	8,056
	Ecopetrol SA	5.875%	5/28/45	7,397	4,821
					24,852
Indonesia (0.5%)
[2]	Freeport Indonesia PT	5.315%	4/14/32	1,300	1,153
	Freeport Indonesia PT	5.315%	4/14/32	4,175	3,711
	Pertamina Persero PT	6.450%	5/30/44	5,600	5,133
7

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	5,617	5,277
					15,274
Kazakhstan (0.1%)
	KazMunayGas National Co. JSC	6.375%	10/24/48	5,550	4,356
Malaysia (0.8%)
	Petronas Capital Ltd.	3.500%	3/18/25	5,600	5,433
	Petronas Capital Ltd.	3.500%	4/21/30	8,300	7,233
	Petronas Capital Ltd.	4.500%	3/18/45	5,700	4,476
	Petronas Capital Ltd.	4.550%	4/21/50	9,950	7,728
	Petronas Capital Ltd.	3.404%	4/28/61	6,550	3,813
					28,683
Mexico (3.9%)
	Mexico City Airport Trust	5.500%	7/31/47	7,779	5,573
	Petroleos Mexicanos	6.875%	8/4/26	9,060	8,362
	Petroleos Mexicanos	6.490%	1/23/27	5,856	5,188
	Petroleos Mexicanos	6.500%	3/13/27	14,615	12,886
	Petroleos Mexicanos	5.350%	2/12/28	7,360	5,924
[3]	Petroleos Mexicanos	8.750%	6/2/29	7,220	6,353
	Petroleos Mexicanos	6.840%	1/23/30	8,550	6,629
	Petroleos Mexicanos	5.950%	1/28/31	14,025	9,940
[3]	Petroleos Mexicanos	6.700%	2/16/32	24,984	18,356
[4]	Petroleos Mexicanos	10.000%	2/7/33	7,353	6,507
	Petroleos Mexicanos	6.625%	6/15/35	10,035	6,605
	Petroleos Mexicanos	6.500%	6/2/41	5,700	3,344
	Petroleos Mexicanos	6.750%	9/21/47	20,240	11,504
	Petroleos Mexicanos	6.350%	2/12/48	5,945	3,250
	Petroleos Mexicanos	7.690%	1/23/50	29,609	18,348
	Petroleos Mexicanos	6.950%	1/28/60	14,040	7,949
					136,718
Peru (0.1%)
	Petroleos del Peru SA	5.625%	6/19/47	7,366	4,048
Qatar (0.9%)
	Qatar Energy	1.375%	9/12/26	5,600	4,952
	Qatar Energy	2.250%	7/12/31	13,000	10,122
	Qatar Energy	3.125%	7/12/41	12,989	8,502
	Qatar Energy	3.300%	7/12/51	14,650	8,935
					32,511
Saudi Arabia (2.2%)
	Gaci First Investment Co.	4.750%	2/14/30	6,330	5,939
	Gaci First Investment Co.	4.875%	2/14/35	7,350	6,497
	Gaci First Investment Co.	5.125%	2/14/53	6,500	5,004
	SA Global Sukuk Ltd.	1.602%	6/17/26	7,273	6,518
	SA Global Sukuk Ltd.	2.694%	6/17/31	11,050	8,939
	Saudi Arabian Oil Co.	3.500%	4/16/29	11,066	9,839
	Saudi Arabian Oil Co.	2.250%	11/24/30	7,325	5,756
	Saudi Arabian Oil Co.	4.250%	4/16/39	10,875	8,537
	Saudi Arabian Oil Co.	4.375%	4/16/49	10,960	8,028
	Saudi Arabian Oil Co.	3.250%	11/24/50	8,483	5,015
	Saudi Arabian Oil Co.	3.500%	11/24/70	8,400	4,734
					74,806
8

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Arab Emirates (0.9%)
[3]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	8,125	6,660
	DP World Crescent Ltd.	5.500%	9/13/33	5,300	4,992
[2]	DP World Ltd.	6.850%	7/2/37	6,070	5,997
	DP World Ltd.	5.625%	9/25/48	275	227
	DP World Salaam	6.000%	Perpetual	5,450	5,326
	MDGH GMTN RSC Ltd.	3.700%	11/7/49	5,603	3,739
	MDGH GMTN RSC Ltd.	3.950%	5/21/50	7,500	5,259
					32,200
Total Corporate Bonds (Cost $581,713)					469,073
Sovereign Bonds (84.5%)
Angola (0.8%)
	Republic of Angola	9.500%	11/12/25	2,925	2,816
	Republic of Angola	8.250%	5/9/28	6,750	5,707
	Republic of Angola	8.000%	11/26/29	6,398	5,096
	Republic of Angola	8.750%	4/14/32	6,600	5,137
	Republic of Angola	9.375%	5/8/48	6,550	4,656
	Republic of Angola	9.125%	11/26/49	4,400	3,075
					26,487
Argentina (2.0%)
[5]	Provincia de Buenos Aires, 6.625% coupon rate effective 9/1/24	6.375%	9/1/37	22,905	7,406
	Republic of Argentina	1.000%	7/9/29	9,616	2,562
[5]	Republic of Argentina, 1.750% coupon rate effective 7/9/27	0.750%	7/9/30	58,942	16,392
[5]	Republic of Argentina, 4.125% coupon rate effective 7/9/24	3.625%	7/9/35	75,513	18,595
[5]	Republic of Argentina, 4.125% coupon rate effective 7/9/24	3.625%	7/9/46	7,684	1,896
[5]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	38,889	10,175
[5]	Republic of Argentina, 5.000% coupon rate effective 7/9/24	4.250%	1/9/38	42,101	12,679
					69,705
Armenia (0.1%)
	Republic of Armenia	3.950%	9/26/29	1,850	1,485
	Republic of Armenia	3.600%	2/2/31	2,800	2,065
					3,550
Azerbaijan (0.1%)
[3]	Republic of Azerbaijan	3.500%	9/1/32	3,910	3,060
Bahamas (0.1%)
[3]	Commonwealth of Bahamas	6.000%	11/21/28	2,700	2,224
[3]	Commonwealth of Bahamas	8.950%	10/15/32	3,150	2,730
					4,954
Bahrain (2.1%)
	CBB International Sukuk Co. 6 Spc	5.250%	3/20/25	2,900	2,825
	CBB International Sukuk Co. 7 SPC	6.875%	10/5/25	4,170	4,168
	CBB International Sukuk Programme Co. WLL	6.250%	11/14/24	3,562	3,527
	CBB International Sukuk Programme Co. WLL	4.500%	3/30/27	3,656	3,393
	CBB International Sukuk Programme Co. WLL	3.950%	9/16/27	3,725	3,368
	CBB International Sukuk Programme Co. WLL	3.875%	5/18/29	3,773	3,217
	CBB International Sukuk Programme Co. WLL	6.250%	10/18/30	3,800	3,619
	Kingdom of Bahrain	7.000%	1/26/26	5,545	5,523
9

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kingdom of Bahrain	4.250%	1/25/28	1,975	1,774
	Kingdom of Bahrain	7.000%	10/12/28	5,900	5,887
	Kingdom of Bahrain	6.750%	9/20/29	4,550	4,394
	Kingdom of Bahrain	7.375%	5/14/30	3,650	3,605
	Kingdom of Bahrain	5.625%	9/30/31	3,570	3,113
	Kingdom of Bahrain	5.450%	9/16/32	3,700	3,120
	Kingdom of Bahrain	5.250%	1/25/33	7,430	6,069
	Kingdom of Bahrain	5.625%	5/18/34	3,700	3,038
	Kingdom of Bahrain	7.750%	4/18/35	3,475	3,330
	Kingdom of Bahrain	6.000%	9/19/44	4,725	3,432
	Kingdom of Bahrain	7.500%	9/20/47	3,425	2,865
	Kingdom of Bahrain	6.250%	1/25/51	1,880	1,348
					71,615
Belarus (0.1%)
[6]	Republic of Belarus	5.875%	2/24/26	1,975	868
[6]	Republic of Belarus	7.625%	6/29/27	2,035	895
[6]	Republic of Belarus	6.200%	2/28/30	2,100	738
[6]	Republic of Belarus	6.378%	2/24/31	2,500	877
					3,378
Bermuda (0.2%)
	Government of Bermuda	3.717%	1/25/27	2,350	2,192
	Government of Bermuda	2.375%	8/20/30	2,400	1,905
	Government of Bermuda	5.000%	7/15/32	3,400	3,098
	Government of Bermuda	3.375%	8/20/50	2,400	1,416
					8,611
Bolivia (0.1%)
[3]	Bolivian Government	4.500%	3/20/28	4,206	2,130
	Bolivian Government	7.500%	3/2/30	2,800	1,813
					3,943
Brazil (3.5%)
	Federative Republic of Brazil	4.250%	1/7/25	15,853	15,494
	Federative Republic of Brazil	8.750%	2/4/25	2,558	2,676
	Federative Republic of Brazil	2.875%	6/6/25	6,825	6,485
	Federative Republic of Brazil	6.000%	4/7/26	7,600	7,665
	Federative Republic of Brazil	10.125%	5/15/27	3,075	3,506
	Federative Republic of Brazil	4.625%	1/13/28	10,875	10,375
	Federative Republic of Brazil	4.500%	5/30/29	7,700	7,097
	Federative Republic of Brazil	3.875%	6/12/30	12,700	10,909
	Federative Republic of Brazil	3.750%	9/12/31	5,780	4,792
	Federative Republic of Brazil	6.000%	10/20/33	11,275	10,431
	Federative Republic of Brazil	8.250%	1/20/34	2,460	2,621
	Federative Republic of Brazil	7.125%	1/20/37	6,000	5,890
	Federative Republic of Brazil	5.625%	1/7/41	8,000	6,498
	Federative Republic of Brazil	5.000%	1/27/45	12,136	8,675
	Federative Republic of Brazil	5.625%	2/21/47	9,348	7,157
	Federative Republic of Brazil	4.750%	1/14/50	15,589	10,405
					120,676
Chile (2.1%)
	Republic of Chile	3.125%	1/21/26	2,200	2,091
	Republic of Chile	2.750%	1/31/27	6,094	5,568
	Republic of Chile	3.240%	2/6/28	5,990	5,455
	Republic of Chile	2.450%	1/31/31	5,932	4,769
	Republic of Chile	2.550%	1/27/32	5,675	4,455
	Republic of Chile	2.550%	7/27/33	7,972	5,959
10

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Chile	3.500%	1/31/34	5,600	4,487
	Republic of Chile	4.950%	1/5/36	6,020	5,338
	Republic of Chile	3.100%	5/7/41	9,750	6,338
	Republic of Chile	4.340%	3/7/42	7,305	5,641
	Republic of Chile	3.860%	6/21/47	4,165	2,882
	Republic of Chile	3.500%	1/25/50	8,400	5,287
	Republic of Chile	4.000%	1/31/52	3,550	2,441
	Republic of Chile	3.500%	4/15/53	5,500	3,444
	Republic of Chile	5.330%	1/5/54	5,725	4,823
	Republic of Chile	3.100%	1/22/61	7,300	3,907
	Republic of Chile	3.250%	9/21/71	3,550	1,886
					74,771
China (1.4%)
	China Government Bond	1.950%	12/3/24	7,700	7,429
	China Government Bond	0.550%	10/21/25	9,120	8,345
	China Government Bond	2.625%	11/2/27	5,374	4,937
	China Government Bond	3.500%	10/19/28	3,600	3,390
	China Government Bond	2.125%	12/3/29	8,000	6,868
	China Government Bond	1.200%	10/21/30	5,200	4,075
	China Government Bond	1.750%	10/26/31	3,200	2,541
	China Government Bond	2.750%	12/3/39	2,975	2,095
	China Government Bond	4.000%	10/19/48	2,000	1,578
	China Government Bond	2.250%	10/21/50	1,200	647
	China Government Bond	2.500%	10/26/51	3,125	1,772
	Export-Import Bank of China	3.875%	5/16/26	5,600	5,439
					49,116
Colombia (2.6%)
	Republic of Colombia	4.500%	1/28/26	5,717	5,473
	Republic of Colombia	3.875%	4/25/27	5,200	4,739
	Republic of Colombia	4.500%	3/15/29	7,205	6,253
	Republic of Colombia	3.000%	1/30/30	6,525	5,015
	Republic of Colombia	3.125%	4/15/31	9,515	7,018
	Republic of Colombia	3.250%	4/22/32	7,450	5,336
	Republic of Colombia	8.000%	4/20/33	6,042	5,906
	Republic of Colombia	7.500%	2/2/34	7,996	7,475
	Republic of Colombia	7.375%	9/18/37	6,801	6,126
	Republic of Colombia	6.125%	1/18/41	9,095	6,921
	Republic of Colombia	4.125%	2/22/42	3,700	2,194
	Republic of Colombia	5.625%	2/26/44	9,275	6,464
	Republic of Colombia	5.000%	6/15/45	16,650	10,638
	Republic of Colombia	5.200%	5/15/49	10,220	6,535
	Republic of Colombia	4.125%	5/15/51	5,744	3,174
	Republic of Colombia	3.875%	2/15/61	4,700	2,413
					91,680
Costa Rica (0.6%)
	Republic of Costa Rica	4.375%	4/30/25	1,800	1,753
	Republic of Costa Rica	6.125%	2/19/31	4,350	4,166
[3]	Republic of Costa Rica	6.550%	4/3/34	5,450	5,200
	Republic of Costa Rica	5.625%	4/30/43	1,900	1,522
	Republic of Costa Rica	7.000%	4/4/44	3,730	3,445
	Republic of Costa Rica	7.158%	3/12/45	4,701	4,427
					20,513
11

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Dominican Republic (2.3%)
	Dominican Republic	5.500%	1/27/25	3,550	3,494
	Dominican Republic	6.875%	1/29/26	6,495	6,473
	Dominican Republic	5.950%	1/25/27	6,150	5,920
	Dominican Republic	6.000%	7/19/28	5,139	4,870
	Dominican Republic	5.500%	2/22/29	6,650	6,060
	Dominican Republic	4.500%	1/30/30	7,706	6,537
	Dominican Republic	7.050%	2/3/31	2,580	2,476
	Dominican Republic	4.875%	9/23/32	11,215	9,087
	Dominican Republic	6.000%	2/22/33	6,350	5,602
	Dominican Republic	5.300%	1/21/41	5,630	4,107
	Dominican Republic	7.450%	4/30/44	5,550	5,002
	Dominican Republic	6.850%	1/27/45	7,494	6,267
	Dominican Republic	6.500%	2/15/48	3,600	2,872
	Dominican Republic	6.400%	6/5/49	5,450	4,283
	Dominican Republic	5.875%	1/30/60	11,727	8,364
					81,414
Ecuador (0.6%)
[3]	Republic of Ecuador	0.000%	7/31/30	3,765	1,123
[5]	Republic of Ecuador, 5.000% coupon rate effective 7/31/24	2.500%	7/31/40	11,098	3,721
[5]	Republic of Ecuador, 5.500% coupon rate effective 7/31/24	3.500%	7/31/35	27,406	10,414
[5]	Republic of Ecuador, 6.900% coupon rate effective 7/31/24	6.000%	7/31/30	12,985	6,611
					21,869
Egypt (1.7%)
	Arab Republic of Egypt	5.875%	6/11/25	5,600	4,519
	Arab Republic of Egypt	5.250%	10/6/25	2,625	1,991
	Arab Republic of Egypt	3.875%	2/16/26	2,750	1,898
	Arab Republic of Egypt	7.500%	1/31/27	6,800	4,735
	Arab Republic of Egypt	5.800%	9/30/27	4,425	2,845
	Arab Republic of Egypt	6.588%	2/21/28	5,000	3,194
	Arab Republic of Egypt	7.600%	3/1/29	6,175	3,854
	Arab Republic of Egypt	5.875%	2/16/31	5,500	3,039
	Arab Republic of Egypt	7.053%	1/15/32	3,550	2,009
	Arab Republic of Egypt	7.625%	5/29/32	6,469	3,702
	Arab Republic of Egypt	7.300%	9/30/33	4,225	2,330
	Arab Republic of Egypt	6.875%	4/30/40	1,975	1,023
	Arab Republic of Egypt	8.500%	1/31/47	9,455	4,923
	Arab Republic of Egypt	7.903%	2/21/48	5,600	2,850
	Arab Republic of Egypt	8.700%	3/1/49	5,730	3,020
	Arab Republic of Egypt	8.875%	5/29/50	7,340	3,901
	Arab Republic of Egypt	8.750%	9/30/51	2,825	1,493
	Arab Republic of Egypt	8.150%	11/20/59	1,750	899
[2]	Arab Republic of Egypt	7.500%	2/16/61	2,700	1,329
	Arab Republic of Egypt	7.500%	2/16/61	2,900	1,435
	Egyptian Financial Co. for Sovereign Taskeek	10.875%	2/28/26	5,425	5,020
					60,009
El Salvador (0.4%)
	Republic of El Salvador	6.375%	1/18/27	2,887	2,360
	Republic of El Salvador	8.625%	2/28/29	2,235	1,833
	Republic of El Salvador	8.250%	4/10/32	1,857	1,462
	Republic of El Salvador	7.650%	6/15/35	3,680	2,577
	Republic of El Salvador	7.625%	2/1/41	2,418	1,616
12

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of El Salvador	7.125%	1/20/50	4,225	2,636
	Republic of El Salvador	9.500%	7/15/52	3,550	2,635
					15,119
Ethiopia (0.1%)
	Federal Republic of Ethiopia	6.625%	12/11/24	3,550	2,254
Gabon (0.2%)
	Republic of Gabon	6.950%	6/16/25	2,200	1,923
[3]	Republic of Gabon	6.625%	2/6/31	3,250	2,305
	Republic of Gabon	7.000%	11/24/31	1,825	1,296
					5,524
Georgia (0.0%)
	Republic of Georgia	2.750%	4/22/26	1,750	1,556
Ghana (0.6%)
[6]	Republic of Ghana	0.000%	4/7/25	600	236
[3,6]	Republic of Ghana	8.125%	1/18/26	4,445	1,936
[3,6]	Republic of Ghana	6.375%	2/11/27	5,551	2,409
[3,6]	Republic of Ghana	7.875%	3/26/27	2,380	1,033
[3,6]	Republic of Ghana	7.750%	4/7/29	3,850	1,662
[3,6]	Republic of Ghana	7.625%	5/16/29	3,700	1,584
[3]	Republic of Ghana	10.750%	10/14/30	3,650	2,272
[3,6]	Republic of Ghana	8.125%	3/26/32	4,500	1,915
[6]	Republic of Ghana	8.625%	4/7/34	3,550	1,533
[3,6]	Republic of Ghana	7.875%	2/11/35	3,654	1,599
[6]	Republic of Ghana	8.875%	5/7/42	1,800	756
[3,6]	Republic of Ghana	8.627%	6/16/49	3,450	1,447
[3,6]	Republic of Ghana	8.950%	3/26/51	3,725	1,571
[3,6]	Republic of Ghana	8.750%	3/11/61	3,050	1,286
					21,239
Guatemala (0.7%)
	Republic of Guatemala	4.500%	5/3/26	2,450	2,316
	Republic of Guatemala	4.375%	6/5/27	2,000	1,836
	Republic of Guatemala	4.875%	2/13/28	2,600	2,383
	Republic of Guatemala	5.250%	8/10/29	1,700	1,540
[3]	Republic of Guatemala	4.900%	6/1/30	2,100	1,873
	Republic of Guatemala	5.375%	4/24/32	1,800	1,615
[2]	Republic of Guatemala	7.050%	10/4/32	2,400	2,345
	Republic of Guatemala	3.700%	10/7/33	1,775	1,309
[2]	Republic of Guatemala	6.600%	6/13/36	3,600	3,330
	Republic of Guatemala	4.650%	10/7/41	1,900	1,318
[3]	Republic of Guatemala	6.125%	6/1/50	5,050	4,014
					23,879
Honduras (0.1%)
	Republic of Honduras	6.250%	1/19/27	2,570	2,398
	Republic of Honduras	5.625%	6/24/30	2,100	1,756
					4,154
Hungary (1.2%)
	Republic of Hungary	6.125%	5/22/28	6,500	6,444
	Republic of Hungary	5.250%	6/16/29	6,800	6,414
	Republic of Hungary	2.125%	9/22/31	8,750	6,304
	Republic of Hungary	6.250%	9/22/32	5,475	5,267
	Republic of Hungary	5.500%	6/16/34	4,795	4,284
	Republic of Hungary	7.625%	3/29/41	6,110	6,235
	Republic of Hungary	3.125%	9/21/51	7,300	3,916
13

Emerging Markets Government Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Republic of Hungary	6.750%	9/25/52	4,600	4,262
				43,126
Indonesia (6.4%)
Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	7,369	7,233
Perusahaan Penerbit SBSN Indonesia III	2.300%	6/23/25	2,755	2,606
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	6,320	6,164
Perusahaan Penerbit SBSN Indonesia III	1.500%	6/9/26	4,745	4,271
Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	7,827	7,456
Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	6,775	6,490
Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	6,290	5,999
Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	4,310	4,055
Perusahaan Penerbit SBSN Indonesia III	2.800%	6/23/30	3,650	3,048
Perusahaan Penerbit SBSN Indonesia III	2.550%	6/9/31	3,700	2,947
Perusahaan Penerbit SBSN Indonesia III	4.700%	6/6/32	5,450	5,044
Perusahaan Penerbit SBSN Indonesia III	3.800%	6/23/50	2,900	1,960
Perusahaan Penerbit SBSN Indonesia III	3.550%	6/9/51	2,550	1,650
Republic of Indonesia	4.125%	1/15/25	6,900	6,789
Republic of Indonesia	4.750%	1/8/26	7,725	7,609
Republic of Indonesia	4.350%	1/8/27	4,700	4,522
Republic of Indonesia	3.850%	7/18/27	3,770	3,543
Republic of Indonesia	4.150%	9/20/27	2,925	2,775
Republic of Indonesia	3.500%	1/11/28	4,686	4,310
Republic of Indonesia	4.550%	1/11/28	3,650	3,504
Republic of Indonesia	4.100%	4/24/28	3,700	3,479
Republic of Indonesia	4.750%	2/11/29	4,558	4,371
Republic of Indonesia	3.400%	9/18/29	2,750	2,432
Republic of Indonesia	2.850%	2/14/30	4,550	3,851
Republic of Indonesia	3.850%	10/15/30	5,800	5,153
Republic of Indonesia	1.850%	3/12/31	4,850	3,703
Republic of Indonesia	2.150%	7/28/31	4,350	3,359
Republic of Indonesia	3.550%	3/31/32	4,000	3,381
Republic of Indonesia	4.650%	9/20/32	5,825	5,323
Republic of Indonesia	4.850%	1/11/33	3,280	3,060
Republic of Indonesia	8.500%	10/12/35	5,850	6,961
Republic of Indonesia	6.625%	2/17/37	5,312	5,494
Republic of Indonesia	7.750%	1/17/38	7,150	8,122
Republic of Indonesia	5.250%	1/17/42	8,225	7,338
Republic of Indonesia	4.625%	4/15/43	5,710	4,703
Republic of Indonesia	6.750%	1/15/44	7,455	7,800
Republic of Indonesia	5.125%	1/15/45	7,301	6,284
Republic of Indonesia	5.950%	1/8/46	4,816	4,549
Republic of Indonesia	5.250%	1/8/47	5,350	4,651
Republic of Indonesia	4.750%	7/18/47	3,700	2,997
Republic of Indonesia	4.350%	1/11/48	6,550	4,963
Republic of Indonesia	5.350%	2/11/49	3,623	3,193
Republic of Indonesia	3.700%	10/30/49	3,550	2,383
Republic of Indonesia	3.500%	2/14/50	2,875	1,861
Republic of Indonesia	4.200%	10/15/50	6,200	4,533
Republic of Indonesia	3.050%	3/12/51	7,300	4,420
Republic of Indonesia	4.300%	3/31/52	2,600	1,923
Republic of Indonesia	5.450%	9/20/52	2,000	1,762
Republic of Indonesia	5.650%	1/11/53	2,980	2,719
Republic of Indonesia	3.200%	9/23/61	2,100	1,185
Republic of Indonesia	4.450%	4/15/70	3,700	2,699
14

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Indonesia	3.350%	3/12/71	2,825	1,616
					222,243
Iraq (0.1%)
[3]	Republic of Iraq	5.800%	1/15/28	5,594	4,984
Ivory Coast (0.2%)
[3]	Ivory Coast	6.375%	3/3/28	2,950	2,749
[3]	Ivory Coast	6.125%	6/15/33	4,600	3,774
					6,523
Jamaica (0.5%)
[3]	Jamaica	6.750%	4/28/28	5,300	5,379
[3]	Jamaica	8.000%	3/15/39	4,600	5,095
	Jamaica	7.875%	7/28/45	6,650	7,088
					17,562
Jordan (0.6%)
	Kingdom of Jordan	4.950%	7/7/25	1,800	1,676
	Kingdom of Jordan	6.125%	1/29/26	3,700	3,442
	Kingdom of Jordan	5.750%	1/31/27	3,800	3,434
	Kingdom of Jordan	7.750%	1/15/28	2,250	2,127
	Kingdom of Jordan	7.500%	1/13/29	4,925	4,574
	Kingdom of Jordan	5.850%	7/7/30	4,661	3,941
	Kingdom of Jordan	7.375%	10/10/47	3,650	2,769
					21,963
Kazakhstan (0.5%)
	Republic of Kazakhstan	5.125%	7/21/25	9,150	9,210
	Republic of Kazakhstan	4.875%	10/14/44	2,950	2,432
	Republic of Kazakhstan	4.875%	10/14/44	850	701
	Republic of Kazakhstan	6.500%	7/21/45	5,480	5,384
					17,727
Kenya (0.4%)
	Republic of Kenya	7.000%	5/22/27	3,300	2,857
	Republic of Kenya	7.250%	2/28/28	3,600	2,926
	Republic of Kenya	8.000%	5/22/32	4,350	3,408
	Republic of Kenya	6.300%	1/23/34	3,950	2,687
	Republic of Kenya	8.250%	2/28/48	3,600	2,527
					14,405
Kuwait (0.5%)
	Kuwait	3.500%	3/20/27	16,525	15,644
Lebanon (0.1%)
[6]	Lebanon Republic	6.200%	2/26/25	5,663	357
[6]	Lebanon Republic	6.250%	6/12/25	275	17
[6]	Lebanon Republic	6.600%	11/27/26	6,350	398
[6]	Lebanon Republic	6.850%	3/23/27	5,110	323
[6]	Lebanon Republic	6.750%	11/29/27	4,189	265
[6]	Lebanon Republic	6.650%	11/3/28	3,480	220
[6]	Lebanon Republic	6.850%	5/25/29	3,650	230
[6]	Lebanon Republic	6.650%	2/26/30	5,520	348
[6]	Lebanon Republic	7.000%	3/23/32	4,480	281
[6]	Lebanon Republic	7.050%	11/2/35	950	60
[6]	Lebanon Republic	7.250%	3/23/37	3,560	223
					2,722
15

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Malaysia (0.4%)
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	3,850	3,726
	Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	2,225	1,821
	Malaysia Sukuk Global Bhd.	3.179%	4/27/26	3,750	3,578
	Malaysia Sukuk Global Bhd.	4.080%	4/27/46	2,050	1,624
	Malaysia Wakala Sukuk Bhd.	2.070%	4/28/31	2,175	1,740
	Malaysia Wakala Sukuk Bhd.	3.075%	4/28/51	1,450	924
					13,413
Maldives (0.0%)
[2]	Maldives Sukuk Issuance Ltd.	9.875%	4/8/26	1,365	1,104
	Maldives Sukuk Issuance Ltd.	9.875%	4/8/26	600	486
					1,590
Mexico (5.7%)
	United Mexican States	3.900%	4/27/25	3,250	3,174
	United Mexican States	4.125%	1/21/26	7,712	7,508
	United Mexican States	4.150%	3/28/27	8,570	8,215
	United Mexican States	3.750%	1/11/28	6,895	6,356
	United Mexican States	5.400%	2/9/28	4,600	4,513
	United Mexican States	4.500%	4/22/29	11,461	10,601
	United Mexican States	3.250%	4/16/30	8,425	7,084
	United Mexican States	2.659%	5/24/31	12,457	9,674
	United Mexican States	8.300%	8/15/31	4,185	4,717
	United Mexican States	4.750%	4/27/32	9,065	8,019
	United Mexican States	7.500%	4/8/33	2,950	3,107
	United Mexican States	4.875%	5/19/33	8,125	7,123
	United Mexican States	3.500%	2/12/34	10,272	7,824
	United Mexican States	6.750%	9/27/34	6,649	6,592
	United Mexican States	6.350%	2/9/35	10,240	9,775
	United Mexican States	6.050%	1/11/40	10,319	9,228
	United Mexican States	4.280%	8/14/41	8,970	6,386
	United Mexican States	4.750%	3/8/44	13,706	10,096
	United Mexican States	5.550%	1/21/45	9,859	8,178
	United Mexican States	4.600%	1/23/46	8,900	6,301
	United Mexican States	4.350%	1/15/47	4,681	3,170
	United Mexican States	4.600%	2/10/48	6,798	4,743
	United Mexican States	4.500%	1/31/50	7,179	4,929
	United Mexican States	5.000%	4/27/51	8,945	6,575
	United Mexican States	4.400%	2/12/52	8,110	5,352
	United Mexican States	6.338%	5/4/53	10,970	9,518
	United Mexican States	3.771%	5/24/61	11,075	6,212
	United Mexican States	3.750%	4/19/71	11,280	6,232
	United Mexican States	5.750%	10/12/10	9,720	7,384
					198,586
Mongolia (0.2%)
	Mongolia	5.125%	4/7/26	2,373	2,225
	Mongolia	3.500%	7/7/27	1,700	1,420
	Mongolia	8.650%	1/19/28	1,900	1,886
	Mongolia	4.450%	7/7/31	2,300	1,745
					7,276
Morocco (0.5%)
	Kingdom of Morocco	2.375%	12/15/27	2,800	2,397
	Kingdom of Morocco	5.950%	3/8/28	4,500	4,406
	Kingdom of Morocco	3.000%	12/15/32	3,675	2,743
	Kingdom of Morocco	6.500%	9/8/33	4,725	4,541
16

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kingdom of Morocco	5.500%	12/11/42	2,715	2,133
	Kingdom of Morocco	4.000%	12/15/50	4,600	2,737
					18,957
Mozambique (0.1%)
	Republic of Mozambique	9.000%	9/15/31	3,225	2,504
Namibia (0.1%)
	Republic of Namibia	5.250%	10/29/25	2,700	2,569
Nigeria (1.3%)
	Republic of Nigeria	7.625%	11/21/25	4,150	4,036
	Republic of Nigeria	6.500%	11/28/27	5,525	4,749
	Republic of Nigeria	6.125%	9/28/28	4,685	3,826
	Republic of Nigeria	8.375%	3/24/29	4,552	3,984
	Republic of Nigeria	7.143%	2/23/30	4,500	3,622
	Republic of Nigeria	8.747%	1/21/31	3,635	3,127
	Republic of Nigeria	7.875%	2/16/32	5,400	4,332
	Republic of Nigeria	7.375%	9/28/33	5,825	4,384
	Republic of Nigeria	7.696%	2/23/38	4,542	3,237
	Republic of Nigeria	7.625%	11/28/47	5,450	3,684
	Republic of Nigeria	9.248%	1/21/49	2,850	2,216
	Republic of Nigeria	8.250%	9/28/51	4,600	3,242
					44,439
Oman (2.3%)
	Oman Sovereign Sukuk Co.	5.932%	10/31/25	5,531	5,515
	Oman Sovereign Sukuk Co.	4.875%	6/15/30	6,433	6,029
	Sultanate of Oman	4.875%	2/1/25	3,294	3,230
	Sultanate of Oman	4.750%	6/15/26	8,675	8,315
	Sultanate of Oman	5.375%	3/8/27	6,125	5,927
	Sultanate of Oman	6.750%	10/28/27	5,065	5,119
	Sultanate of Oman	5.625%	1/17/28	8,750	8,472
	Sultanate of Oman	6.000%	8/1/29	7,872	7,630
	Sultanate of Oman	6.250%	1/25/31	5,950	5,785
	Sultanate of Oman	7.375%	10/28/32	3,737	3,879
	Sultanate of Oman	6.500%	3/8/47	7,615	6,627
	Sultanate of Oman	6.750%	1/17/48	10,200	9,139
	Sultanate of Oman	7.000%	1/25/51	3,650	3,359
					79,026
Pakistan (0.4%)
	Islamic Republic of Pakistan	8.250%	9/30/25	1,625	1,153
	Islamic Republic of Pakistan	6.000%	4/8/26	4,875	2,677
	Islamic Republic of Pakistan	6.875%	12/5/27	5,850	3,097
	Islamic Republic of Pakistan	7.375%	4/8/31	5,200	2,562
	Islamic Republic of Pakistan	8.875%	4/8/51	2,970	1,448
	Pakistan Global Sukuk Programme Co. Ltd.	7.950%	1/31/29	3,525	2,169
					13,106
Panama (2.7%)
[2]	Panama Bonos del Tesoro	6.375%	7/25/33	2,536	2,314
	Republic of Panama	3.750%	3/16/25	4,529	4,366
	Republic of Panama	7.125%	1/29/26	4,225	4,268
	Republic of Panama	3.750%	4/17/26	3,800	3,534
	Republic of Panama	8.875%	9/30/27	3,730	3,999
	Republic of Panama	3.875%	3/17/28	4,550	4,080
	Republic of Panama	9.375%	4/1/29	3,550	3,924
	Republic of Panama	3.160%	1/23/30	10,200	8,199
17

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Panama	2.252%	9/29/32	9,250	6,262
	Republic of Panama	3.298%	1/19/33	3,650	2,684
	Republic of Panama	6.400%	2/14/35	8,375	7,626
[3]	Republic of Panama	6.700%	1/26/36	7,400	6,909
	Republic of Panama	6.875%	1/31/36	3,800	3,566
[3]	Republic of Panama	4.500%	5/15/47	4,320	2,783
[3]	Republic of Panama	4.500%	4/16/50	9,300	5,792
[3]	Republic of Panama	4.300%	4/29/53	6,395	3,819
	Republic of Panama	6.853%	3/28/54	5,200	4,461
	Republic of Panama	4.500%	4/1/56	9,200	5,579
[3]	Republic of Panama	3.870%	7/23/60	11,050	5,819
	Republic of Panama	4.500%	1/19/63	5,500	3,239
					93,223
Papua New Guinea (0.0%)
	Papua New Guinea	8.375%	10/4/28	1,800	1,657
Paraguay (0.5%)
	Republic of Paraguay	4.700%	3/27/27	2,000	1,905
[3]	Republic of Paraguay	4.950%	4/28/31	3,600	3,271
	Republic of Paraguay	2.739%	1/29/33	2,200	1,634
	Republic of Paraguay	3.849%	6/28/33	1,900	1,521
[2]	Republic of Paraguay	5.850%	8/21/33	1,350	1,244
	Republic of Paraguay	5.850%	8/21/33	450	414
	Republic of Paraguay	6.100%	8/11/44	3,800	3,182
	Republic of Paraguay	5.600%	3/13/48	2,050	1,578
[3]	Republic of Paraguay	5.400%	3/30/50	4,150	3,098
					17,847
Peru (1.9%)
	Republic of Peru	7.350%	7/21/25	3,259	3,333
	Republic of Peru	2.392%	1/23/26	2,230	2,070
	Republic of Peru	4.125%	8/25/27	2,822	2,685
	Republic of Peru	2.844%	6/20/30	2,550	2,106
	Republic of Peru	2.783%	1/23/31	12,580	10,074
	Republic of Peru	1.862%	12/1/32	3,675	2,587
	Republic of Peru	8.750%	11/21/33	8,040	9,370
	Republic of Peru	3.000%	1/15/34	8,160	6,169
[3]	Republic of Peru	6.550%	3/14/37	4,151	4,181
	Republic of Peru	3.300%	3/11/41	4,725	3,130
	Republic of Peru	5.625%	11/18/50	9,623	8,486
	Republic of Peru	3.550%	3/10/51	6,350	3,992
	Republic of Peru	2.780%	12/1/60	7,280	3,655
	Republic of Peru	3.600%	1/15/72	3,605	2,042
	Republic of Peru	3.230%	7/28/21	3,652	1,843
					65,723
Philippines (3.2%)
	Republic of Philippines	10.625%	3/16/25	5,375	5,739
	Republic of Philippines	5.500%	3/30/26	3,700	3,700
	Republic of Philippines	3.229%	3/29/27	1,900	1,760
	Republic of Philippines	5.170%	10/13/27	1,800	1,774
	Republic of Philippines	3.000%	2/1/28	7,350	6,634
	Republic of Philippines	4.625%	7/17/28	1,650	1,589
	Republic of Philippines	3.750%	1/14/29	5,750	5,274
	Republic of Philippines	9.500%	2/2/30	7,135	8,456
	Republic of Philippines	2.457%	5/5/30	3,675	3,013
	Republic of Philippines	7.750%	1/14/31	6,575	7,310
18

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Philippines	1.648%	6/10/31	4,875	3,642
	Republic of Philippines	1.950%	1/6/32	2,900	2,167
	Republic of Philippines	6.375%	1/15/32	4,050	4,183
	Republic of Philippines	3.556%	9/29/32	2,975	2,504
	Republic of Philippines	5.609%	4/13/33	2,750	2,687
	Republic of Philippines	5.000%	7/17/33	4,150	3,887
	Republic of Philippines	6.375%	10/23/34	7,035	7,227
	Republic of Philippines	5.000%	1/13/37	4,955	4,506
	Republic of Philippines	3.950%	1/20/40	7,400	5,645
	Republic of Philippines	3.700%	3/1/41	7,275	5,228
	Republic of Philippines	3.700%	2/2/42	7,195	5,144
	Republic of Philippines	2.950%	5/5/45	5,000	3,064
	Republic of Philippines	2.650%	12/10/45	5,350	3,102
	Republic of Philippines	3.200%	7/6/46	8,375	5,218
	Republic of Philippines	4.200%	3/29/47	3,600	2,679
	Republic of Philippines	5.950%	10/13/47	2,850	2,688
	Republic of Philippines	5.500%	1/17/48	4,500	3,995
					112,815
Poland (1.1%)
[2]	Bank Gospodarstwa Krajowego	5.375%	5/22/33	6,125	5,690
	Bank Gospodarstwa Krajowego	5.375%	5/22/33	400	371
[7]	Republic of Poland	3.250%	4/6/26	6,570	6,233
	Republic of Poland	5.500%	11/16/27	5,450	5,475
	Republic of Poland	5.750%	11/16/32	5,450	5,395
	Republic of Poland	4.875%	10/4/33	9,250	8,544
	Republic of Poland	5.500%	4/4/53	9,215	8,074
					39,782
Qatar (3.6%)
	State of Qatar	3.400%	4/16/25	7,272	7,049
	State of Qatar	3.250%	6/2/26	12,950	12,282
	State of Qatar	4.500%	4/23/28	11,110	10,768
	State of Qatar	4.000%	3/14/29	14,625	13,778
	State of Qatar	3.750%	4/16/30	12,115	11,080
[2]	State of Qatar	9.750%	6/15/30	4,293	5,308
[2]	State of Qatar	6.400%	1/20/40	3,770	3,879
[2]	State of Qatar	5.750%	1/20/42	3,600	3,452
	State of Qatar	4.625%	6/2/46	7,550	6,127
	State of Qatar	5.103%	4/23/48	21,770	18,515
	State of Qatar	4.817%	3/14/49	22,005	18,001
	State of Qatar	4.400%	4/16/50	18,575	14,339
					124,578
Romania (1.3%)
	Romania	3.000%	2/27/27	4,474	4,050
	Romania	5.250%	11/25/27	5,020	4,851
	Romania	6.625%	2/17/28	4,370	4,378
	Romania	3.000%	2/14/31	4,502	3,560
	Romania	3.625%	3/27/32	4,150	3,290
	Romania	7.125%	1/17/33	5,762	5,732
	Romania	6.000%	5/25/34	3,780	3,450
	Romania	6.125%	1/22/44	3,650	3,130
	Romania	5.125%	6/15/48	4,628	3,427
	Romania	4.000%	2/14/51	7,020	4,317
	Romania	7.625%	1/17/53	4,834	4,745
					44,930
19

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Rwanda (0.1%)
	Republic of Rwanda	5.500%	8/9/31	2,300	1,749
Saudi Arabia (8.1%)
	Kingdom of Saudi Arabia	4.000%	4/17/25	15,950	15,537
	Kingdom of Saudi Arabia	2.900%	10/22/25	8,900	8,431
	Kingdom of Saudi Arabia	3.250%	10/26/26	19,239	18,025
	Kingdom of Saudi Arabia	2.500%	2/3/27	4,400	3,996
	Kingdom of Saudi Arabia	4.750%	1/18/28	11,700	11,328
	Kingdom of Saudi Arabia	3.625%	3/4/28	18,822	17,423
	Kingdom of Saudi Arabia	4.375%	4/16/29	14,275	13,418
	Kingdom of Saudi Arabia	4.500%	4/17/30	10,900	10,203
	Kingdom of Saudi Arabia	3.250%	10/22/30	5,469	4,701
	Kingdom of Saudi Arabia	2.750%	2/3/32	3,650	2,948
	Kingdom of Saudi Arabia	5.500%	10/25/32	9,250	9,074
	Kingdom of Saudi Arabia	2.250%	2/2/33	10,245	7,710
	Kingdom of Saudi Arabia	4.875%	7/18/33	12,630	11,729
	Kingdom of Saudi Arabia	4.500%	10/26/46	23,800	17,908
	Kingdom of Saudi Arabia	4.625%	10/4/47	16,743	12,662
	Kingdom of Saudi Arabia	5.000%	4/17/49	13,100	10,429
	Kingdom of Saudi Arabia	5.250%	1/16/50	12,667	10,463
	Kingdom of Saudi Arabia	3.250%	11/17/51	4,895	2,833
	Kingdom of Saudi Arabia	5.000%	1/18/53	11,900	9,362
	Kingdom of Saudi Arabia	3.750%	1/21/55	10,223	6,475
	Kingdom of Saudi Arabia	4.500%	4/22/60	10,900	7,866
	Kingdom of Saudi Arabia	3.450%	2/2/61	8,350	4,846
	KSA Sukuk Ltd.	3.628%	4/20/27	16,475	15,479
	KSA Sukuk Ltd.	5.268%	10/25/28	9,350	9,237
	KSA Sukuk Ltd.	4.303%	1/19/29	7,600	7,198
	KSA Sukuk Ltd.	4.274%	5/22/29	11,000	10,351
	KSA Sukuk Ltd.	2.969%	10/29/29	9,345	8,110
	KSA Sukuk Ltd.	2.250%	5/17/31	7,225	5,711
[2]	KSA Sukuk Ltd.	4.511%	5/22/33	300	273
	KSA Sukuk Ltd.	4.511%	5/22/33	10,800	9,843
					283,569
Senegal (0.2%)
[3]	Republic of Senegal	6.250%	5/23/33	4,000	3,160
[3]	Republic of Senegal	6.750%	3/13/48	3,600	2,391
					5,551
Serbia (0.3%)
	Republic of Serbia	6.250%	5/26/28	2,800	2,731
	Republic of Serbia	2.125%	12/1/30	4,445	3,269
	Republic of Serbia	6.500%	9/26/33	3,700	3,505
					9,505
South Africa (1.7%)
	Republic of South Africa	5.875%	9/16/25	7,400	7,293
	Republic of South Africa	4.875%	4/14/26	4,750	4,525
	Republic of South Africa	4.850%	9/27/27	3,900	3,592
	Republic of South Africa	4.300%	10/12/28	6,980	6,019
	Republic of South Africa	4.850%	9/30/29	7,675	6,530
	Republic of South Africa	5.875%	6/22/30	5,064	4,433
	Republic of South Africa	5.875%	4/20/32	5,250	4,421
	Republic of South Africa	6.250%	3/8/41	2,741	2,042
	Republic of South Africa	5.375%	7/24/44	3,750	2,453
	Republic of South Africa	5.000%	10/12/46	3,700	2,230
20

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of South Africa	5.650%	9/27/47	5,635	3,634
	Republic of South Africa	6.300%	6/22/48	2,140	1,491
	Republic of South Africa	5.750%	9/30/49	11,000	7,101
	Republic of South Africa	7.300%	4/20/52	5,750	4,458
					60,222
Sri Lanka (0.5%)
[6]	Republic of Sri Lanka	6.125%	6/3/25	2,350	1,220
[6]	Republic of Sri Lanka	6.850%	11/3/25	5,400	2,793
[6]	Republic of Sri Lanka	6.825%	7/18/26	3,700	1,913
[6]	Republic of Sri Lanka	6.200%	5/11/27	5,650	2,819
[6]	Republic of Sri Lanka	6.750%	4/18/28	4,625	2,307
[6]	Republic of Sri Lanka	7.850%	3/14/29	5,100	2,545
[6]	Republic of Sri Lanka	7.550%	3/28/30	5,600	2,794
					16,391
Suriname (0.1%)
[6]	Republic of Suriname	9.250%	10/26/26	1,900	1,733
Tajikistan (0.0%)
[3]	Republic of Tajikistan	7.125%	9/14/27	1,800	1,462
Trinidad & Tobago (0.2%)
	Republic of Trinidad & Tobago	4.500%	8/4/26	3,750	3,586
	Republic of Trinidad & Tobago	4.500%	6/26/30	1,850	1,674
[2]	Republic of Trinidad & Tobago	5.950%	1/14/31	2,000	1,927
					7,187
Tunisia (0.1%)
	Tunisian Republic	5.750%	1/30/25	3,725	2,595
Turkey (7.5%)
	Hazine Mustesarligi Varlik Kiralama A/S	4.489%	11/25/24	3,478	3,381
	Hazine Mustesarligi Varlik Kiralama A/S	9.758%	11/13/25	11,200	11,597
	Hazine Mustesarligi Varlik Kiralama A/S	5.125%	6/22/26	5,650	5,256
	Hazine Mustesarligi Varlik Kiralama A/S	7.250%	2/24/27	12,500	12,132
	Republic of Turkey	5.600%	11/14/24	9,220	9,063
	Republic of Turkey	7.375%	2/5/25	12,050	12,066
	Republic of Turkey	4.250%	3/13/25	7,250	6,919
	Republic of Turkey	6.375%	10/14/25	9,358	9,109
	Republic of Turkey	4.750%	1/26/26	7,900	7,387
	Republic of Turkey	4.250%	4/14/26	3,612	3,314
	Republic of Turkey	4.875%	10/9/26	11,199	10,276
	Republic of Turkey	6.000%	3/25/27	12,292	11,522
	Republic of Turkey	8.600%	9/24/27	7,000	7,071
	Republic of Turkey	9.875%	1/15/28	12,875	13,464
	Republic of Turkey	5.125%	2/17/28	7,300	6,470
	Republic of Turkey	6.125%	10/24/28	10,003	9,051
	Republic of Turkey	9.375%	3/14/29	10,875	11,091
	Republic of Turkey	7.625%	4/26/29	8,350	7,934
	Republic of Turkey	11.875%	1/15/30	5,579	6,391
	Republic of Turkey	5.250%	3/13/30	7,350	6,060
	Republic of Turkey	9.125%	7/13/30	9,375	9,360
	Republic of Turkey	5.950%	1/15/31	8,375	7,035
	Republic of Turkey	5.875%	6/26/31	6,350	5,271
	Republic of Turkey	9.375%	1/19/33	10,475	10,492
	Republic of Turkey	6.500%	9/20/33	5,375	4,488
	Republic of Turkey	8.000%	2/14/34	5,321	4,963
	Republic of Turkey	6.875%	3/17/36	10,125	8,350
21

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Turkey	7.250%	3/5/38	3,625	3,060
	Republic of Turkey	6.750%	5/30/40	7,200	5,537
	Republic of Turkey	6.000%	1/14/41	11,265	8,012
	Republic of Turkey	4.875%	4/16/43	11,200	6,781
	Republic of Turkey	6.625%	2/17/45	11,000	8,103
	Republic of Turkey	5.750%	5/11/47	12,870	8,365
					259,371
Ukraine (0.5%)
[6]	Ukraine	7.750%	9/1/25	8,075	2,486
[6]	Ukraine	8.994%	2/1/26	1,720	535
[6]	Ukraine	7.750%	9/1/26	4,930	1,423
[6]	Ukraine	7.750%	9/1/27	2,325	659
[6]	Ukraine	7.750%	9/1/28	4,855	1,376
[6]	Ukraine	7.750%	9/1/29	4,755	1,329
[6]	Ukraine	9.750%	11/1/30	5,975	1,759
[6]	Ukraine	6.876%	5/21/31	6,400	1,587
[6]	Ukraine	7.375%	9/25/34	11,380	2,885
[6]	Ukraine	7.253%	3/15/35	9,575	2,416
					16,455
United Arab Emirates (5.1%)
	Dubai DOF Sukuk Ltd.	5.000%	4/30/29	6,230	6,104
[8]	Dubai DOF Sukuk Ltd.	2.763%	9/9/30	5,525	4,687
	Emirate of Abu Dhabi	2.500%	4/16/25	11,000	10,494
	Emirate of Abu Dhabi	3.125%	5/3/26	9,947	9,401
	Emirate of Abu Dhabi	3.125%	10/11/27	15,600	14,397
	Emirate of Abu Dhabi	1.625%	6/2/28	7,246	6,179
	Emirate of Abu Dhabi	2.500%	9/30/29	11,075	9,523
	Emirate of Abu Dhabi	3.125%	4/16/30	11,225	9,878
	Emirate of Abu Dhabi	1.700%	3/2/31	5,450	4,255
	Emirate of Abu Dhabi	1.875%	9/15/31	6,300	4,908
	Emirate of Abu Dhabi	2.000%	10/19/31	3,725	2,927
	Emirate of Abu Dhabi	4.050%	7/7/32	6,200	5,651
[2]	Emirate of Abu Dhabi	4.917%	9/25/33	5,900	5,680
	Emirate of Abu Dhabi	2.875%	10/19/41	3,650	2,390
	Emirate of Abu Dhabi	4.125%	10/11/47	11,075	8,218
	Emirate of Abu Dhabi	3.125%	9/30/49	14,500	8,896
	Emirate of Abu Dhabi	3.875%	4/16/50	14,800	10,482
	Emirate of Abu Dhabi	3.000%	9/15/51	4,825	2,859
	Emirate of Abu Dhabi	4.951%	7/7/52	4,575	3,867
	Emirate of Abu Dhabi	3.250%	10/19/61	7,300	4,345
	Emirate of Abu Dhabi	2.700%	9/2/70	5,500	2,802
	Emirate of Dubai	5.250%	1/30/43	3,625	3,098
	Emirate of Dubai	3.900%	9/9/50	4,642	3,003
	Finance Department Government of Sharjah	6.500%	11/23/32	3,650	3,533
	Finance Department Government of Sharjah	3.625%	3/10/33	2,750	2,122
	Finance Department Government of Sharjah	4.000%	7/28/50	3,748	2,127
	Finance Department Government of Sharjah	4.375%	3/10/51	1,900	1,154
	RAK Capital	3.094%	3/31/25	3,733	3,571
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,670	3,477
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	4,040	3,632
	Sharjah Sukuk Program Ltd.	4.226%	3/14/28	4,275	3,956
	Sharjah Sukuk Program Ltd.	3.234%	10/23/29	3,564	3,060
	Sharjah Sukuk Program Ltd.	3.886%	4/4/30	2,700	2,372
	Sharjah Sukuk Program Ltd.	3.200%	7/13/31	2,700	2,208
22

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sharjah Sukuk Program Ltd.	6.092%	3/19/34	2,825	2,786
					178,042
Uruguay (1.4%)
[3]	Oriental Republic of Uruguay	4.375%	10/27/27	5,266	5,203
[3]	Oriental Republic of Uruguay	4.375%	1/23/31	7,700	7,272
	Oriental Republic of Uruguay	7.875%	1/15/33	3,150	3,597
	Oriental Republic of Uruguay	5.750%	10/28/34	5,512	5,519
[3]	Oriental Republic of Uruguay	7.625%	3/21/36	3,925	4,440
[3]	Oriental Republic of Uruguay	4.125%	11/20/45	2,700	2,136
[3]	Oriental Republic of Uruguay	5.100%	6/18/50	14,527	12,533
[3]	Oriental Republic of Uruguay	4.975%	4/20/55	9,439	7,874
					48,574
Uzbekistan (0.2%)
[2]	Republic of Uzbekistan	7.850%	10/12/28	2,350	2,335
	Republic of Uzbekistan	5.375%	2/20/29	1,825	1,623
	Republic of Uzbekistan	3.700%	11/25/30	2,100	1,602
	Republic of Uzbekistan	3.900%	10/19/31	2,400	1,805
					7,365
Vietnam (0.1%)
	Socialist Republic of Vietnam	4.800%	11/19/24	3,500	3,436
Zambia (0.1%)
[6]	Republic of Zambia	8.970%	7/30/27	4,600	2,811
Total Sovereign Bonds (Cost $3,623,541)					2,944,014
				Shares
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[9]	Vanguard Market Liquidity Fund (Cost $19,609)	5.420%		196,106	19,609
Total Investments (98.6%) (Cost $4,227,148)					3,434,979
Other Assets and Liabilities—Net (1.4%)					47,480
Net Assets (100.0%)					3,482,459
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $47,360,000, representing 1.4% of net assets.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2023.
5	Step bond.
6	Non-income-producing security—security in default.
7	Securities with a value of $193,000 have been segregated as initial margin for open futures contracts.
8	Guaranteed by the Kingdom of United Arab Emirates.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GMTN—Global Medium Term Note.
23

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	33	3,504	(9)
Ultra 10-Year U.S. Treasury Note	December 2023	16	1,741	4
				(5)
Short Futures Contracts
2-Year U.S. Treasury Note	December 2023	(1)	(202)	1
5-Year U.S. Treasury Note	December 2023	(33)	(3,448)	9
Long U.S. Treasury Bond	December 2023	(14)	(1,532)	62
Ultra Long U.S. Treasury Bond	December 2023	(2)	(225)	12
				84
				79

See accompanying Notes, which are an integral part of the Financial Statements.
24

Emerging Markets Government Bond Index Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,207,539)	3,415,370
Affiliated Issuers (Cost $19,609)	19,609
Total Investments in Securities	3,434,979
Investment in Vanguard	123
Cash	153
Foreign Currency, at Value (Cost $5)	5
Receivables for Investment Securities Sold	33,502
Receivables for Accrued Income	48,552
Receivables for Capital Shares Issued	740
Variation Margin Receivable—Futures Contracts	11
Total Assets	3,518,065
Liabilities
Payables for Investment Securities Purchased	35,065
Payables for Capital Shares Redeemed	62
Payables for Distributions	175
Payables to Vanguard	304
Total Liabilities	35,606
Net Assets	3,482,459
At October 31, 2023, net assets consisted of:

Paid-in Capital	4,558,166
Total Distributable Earnings (Loss)	(1,075,707)
Net Assets	3,482,459

ETF Shares—Net Assets
Applicable to 55,586,050 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,222,718
Net Asset Value Per Share—ETF Shares	$57.98

Admiral Shares—Net Assets
Applicable to 10,186,892 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	147,972
Net Asset Value Per Share—Admiral Shares	$14.53

Institutional Shares—Net Assets
Applicable to 4,797,704 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	111,769
Net Asset Value Per Share—Institutional Shares	$23.30

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Government Bond Index Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Interest[1]	204,441
Total Income	204,441
Expenses
The Vanguard Group—Note B
Investment Advisory Services	76
Management and Administrative—ETF Shares	5,986
Management and Administrative—Admiral Shares	292
Management and Administrative—Institutional Shares	193
Marketing and Distribution—ETF Shares	164
Marketing and Distribution—Admiral Shares	7
Marketing and Distribution—Institutional Shares	5
Custodian Fees	72
Auditing Fees	47
Shareholders’ Reports—ETF Shares	176
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Other Expenses	30
Total Expenses	7,053
Expenses Paid Indirectly	(7)
Net Expenses	7,046
Net Investment Income	197,395
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(65,282)
Futures Contracts	(76)
Realized Net Gain (Loss)	(65,358)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	57,148
Futures Contracts	(77)
Change in Unrealized Appreciation (Depreciation)	57,071
Net Increase (Decrease) in Net Assets Resulting from Operations	189,108
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $481,000, ($4,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $6,410,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Emerging Markets Government Bond Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,395	147,527
Realized Net Gain (Loss)	(65,358)	(163,273)
Change in Unrealized Appreciation (Depreciation)	57,071	(798,914)
Net Increase (Decrease) in Net Assets Resulting from Operations	189,108	(814,660)
Distributions
ETF Shares	(183,338)	(135,745)
Admiral Shares	(8,955)	(9,185)
Institutional Shares	(6,836)	(2,162)
Total Distributions	(199,129)	(147,092)
Capital Share Transactions
ETF Shares	649,377	446,745
Admiral Shares	(9,562)	(26,860)
Institutional Shares	60,803	22,957
Net Increase (Decrease) from Capital Share Transactions	700,618	442,842
Total Increase (Decrease)	690,597	(518,910)
Net Assets
Beginning of Period	2,791,862	3,310,772
End of Period	3,482,459	2,791,862

See accompanying Notes, which are an integral part of the Financial Statements.
27

Emerging Markets Government Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$57.55	$78.02	$78.01	$80.38	$74.27
Investment Operations
Net Investment Income[1]	3.407	3.170	3.190	3.551	3.738
Net Realized and Unrealized Gain (Loss) on Investments[2]	.484	(20.455)	(.036)	(2.322)	6.044
Total from Investment Operations	3.891	(17.285)	3.154	1.229	9.782
Distributions
Dividends from Net Investment Income	(3.461)	(3.185)	(3.144)	(3.599)	(3.672)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.461)	(3.185)	(3.144)	(3.599)	(3.672)
Net Asset Value, End of Period	$57.98	$57.55	$78.02	$78.01	$80.38
Total Return	6.62%	-22.68%	4.06%	1.65%	13.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,223	$2,582	$3,024	$1,853	$1,538
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	5.58%	4.73%	4.02%	4.55%	4.79%
Portfolio Turnover Rate[4]	17%	17%	16%	21%	48%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.02, $.02, $.00, $.00, and $.00.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Emerging Markets Government Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.42	$19.58	$19.58	$20.16	$18.63
Investment Operations
Net Investment Income[1]	.856	.798	.806	.897	.939
Net Realized and Unrealized Gain (Loss) on Investments	.127	(5.149)	(.015)	(.586)	1.521
Total from Investment Operations	.983	(4.351)	.791	.311	2.460
Distributions
Dividends from Net Investment Income	(.873)	(.809)	(.791)	(.891)	(.930)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.873)	(.809)	(.791)	(.891)	(.930)
Net Asset Value, End of Period	$14.53	$14.42	$19.58	$19.58	$20.16
Total Return[2]	6.65%	-22.67%	4.04%	1.66%	13.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$148	$156	$242	$243	$273
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	5.57%	4.69%	4.03%	4.57%	4.79%
Portfolio Turnover Rate[4]	17%	17%	16%	21%	48%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Emerging Markets Government Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.13	$31.41	$31.40	$32.33	$29.88
Investment Operations
Net Investment Income[1]	1.381	1.286	1.298	1.443	1.522
Net Realized and Unrealized Gain (Loss) on Investments	.196	(8.261)	(.014)	(.938)	2.425
Total from Investment Operations	1.577	(6.975)	1.284	.505	3.947
Distributions
Dividends from Net Investment Income	(1.407)	(1.305)	(1.274)	(1.435)	(1.497)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.407)	(1.305)	(1.274)	(1.435)	(1.497)
Net Asset Value, End of Period	$23.30	$23.13	$31.41	$31.40	$32.33
Total Return[2]	6.64%	-22.66%	4.10%	1.68%	13.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$112	$54	$45	$42	$51
Ratio of Total Expenses to Average Net Assets	0.18%[3]	0.18%[3]	0.18%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	5.60%	4.79%	4.05%	4.59%	4.81%
Portfolio Turnover Rate[4]	17%	17%	16%	21%	48%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Emerging Markets Government Bond Index Fund
Notes to Financial Statements
Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
31

Emerging Markets Government Bond Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of
32

Emerging Markets Government Bond Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $123,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
33

Emerging Markets Government Bond Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,283	—	2,283
Corporate Bonds	—	469,073	—	469,073
Sovereign Bonds	—	2,944,014	—	2,944,014
Temporary Cash Investments	19,609	—	—	19,609
Total	19,609	3,415,370	—	3,434,979
Derivative Financial Instruments
Assets
Futures Contracts[1]	88	—	—	88
Liabilities
Futures Contracts[1]	9	—	—	9
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, and corporate actions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	6,356
Total Distributable Earnings (Loss)	(6,356)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the timing of payables for distributions; the treatment of amortization adjustments from certain fixed income
34

Emerging Markets Government Bond Index Fund
securities; and corporate actions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	16,288
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(771,268)
Capital Loss Carryforwards	(320,552)
Qualified Late-Year Losses	—
Other Temporary Differences	(175)
Total	(1,075,707)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	199,129	147,092
Long-Term Capital Gains	—	—
Total	199,129	147,092
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,206,246
Gross Unrealized Appreciation	1,425
Gross Unrealized Depreciation	(772,693)
Net Unrealized Appreciation (Depreciation)	(771,268)
F.	During the year ended October 31, 2023, the fund purchased $1,234,796,000 of investment securities and sold $555,842,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $169,648,000 and $171,363,000, respectively. Purchases and sales include $719,770,000 and $128,234,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
35

Emerging Markets Government Bond Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	779,938	12,816	722,837	10,308
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(130,561)	(2,100)	(276,092)	(4,200)
Net Increase (Decrease)—ETF Shares	649,377	10,716	446,745	6,108
Admiral Shares
Issued[1]	22,784	1,474	30,869	1,842
Issued in Lieu of Cash Distributions	6,930	451	7,464	449
Redeemed	(39,276)	(2,541)	(65,193)	(3,837)
Net Increase (Decrease)—Admiral Shares	(9,562)	(616)	(26,860)	(1,546)
Institutional Shares
Issued[1]	78,060	3,196	39,706	1,508
Issued in Lieu of Cash Distributions	6,786	276	2,162	83
Redeemed	(24,043)	(992)	(18,911)	(700)
Net Increase (Decrease)—Institutional Shares	60,803	2,480	22,957	891
1	Includes purchase fees for fiscal 2023 and 2022 of $1,183,000 and $1,041,000, respectively (fund totals).
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
37

Tax information (unaudited)
The fund hereby designates $555,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
38

"Bloomberg®" and Bloomberg USD Emerging Markets Government RIC Capped Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Emerging Markets Government Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Emerging Markets Government Bond Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg USD Emerging Markets Government RIC Capped Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Emerging Markets Government Bond Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Emerging Markets Government Bond Index Fund into consideration in determining, composing or calculating the Bloomberg USD Emerging Markets Government RIC Capped Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Emerging Markets Government Bond Index Fund customers, in connection with the administration, marketing or trading of the Emerging Markets Government Bond Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS,AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
39

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q11200 122023

Annual Report   |   October 31, 2023
Vanguard Global Minimum Volatility Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Global Minimum Volatility Fund returned 4.05% for Investor Shares and 4.15% for Admiral Shares, markedly underperforming its benchmark, which returned 10.12%.
•	Early on, inflation continued to ease amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Of the fund’s 11 industry sectors, information technology, communication services, and consumer staples detracted most from relative returns. Three sectors contributed positively to relative performance: Real estate, energy, and materials.
•	By country, the fund’s holdings in the United States, which accounts for more than 50% of fund assets, detracted most from relative performance. Its holdings in Japan, Switzerland, and the United Kingdom were bright spots.
•	The fund’s average volatility for the 12 months was 30.4% less than that of its benchmark.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings of forward currency contracts and futures helped its performance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisor’s Report
For the 12 months ended October 31, 2023, Vanguard Global Minimum Volatility Fund returned 4.05% for Investor Shares and 4.15% for Admiral Shares, with an annualized weekly volatility of 8.00%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 10.12%, with annualized weekly volatility of 11.52%. (To determine annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)
Investment objective
Our objective is to create a portfolio that has broad equity exposure with less volatility than that of the global equity market. We achieved this over the performance period, with the fund’s weekly volatility averaging 30.4% less than that of its benchmark.
It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than that of the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to that of its benchmark.
We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may hold up better than the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.
We think a reasonable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of monthly returns. Since inception, the risk-adjusted annual return for the fund was 0.68%, compared with the 0.66% risk-adjusted return of the benchmark.
Investment strategy
In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yield, size, volatility, and liquidity. In addition, our process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs without relying solely on volatility estimates.
We also consider the effect of currency exposure. We recognize that owning companies in foreign markets involves the risk of movements in exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s

2

home currency will tend to overweight exposures to that currency.
We aim to avoid currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. We use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe that this process can further reduce the overall volatility of the portfolio in the long run.
Finally, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high-risk exposures without significantly affecting our ability to lower overall volatility.
The benefits of our strategy become even clearer when you remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. Since inception, the fund has delivered a 23.4% volatility discount relative to its benchmark.
The investment environment
At the beginning of the 12 months, inflation eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession. Even so, heightened geopolitical tensions and the prospect of higher interest rates for longer weighed on market sentiment toward the close of the period.
Within this environment, large-cap stocks outperformed small caps. Growth outpaced value, and stocks outside the United States outperformed their U.S. counterparts. Eight of the benchmark’s 11 sectors gained ground. The exceptions were health care, real estate, and utilities.
The fund’s successes and shortfalls
Our portfolio is designed to deliver equity-like returns with lower market volatility. Although the fund underperformed its benchmark, it did provide a significant discount to volatility.
Our heavier concentration of low-beta and small-cap stocks weighed on performance. At the sector level, the fund outperformed the benchmark in four of the 11 industry classifications. In general, stock selection in financials and overweight allocations to real estate and energy contributed most to relative performance. Information technology, communication services, and consumer staples were the biggest detractors.
Notable contributors included overweight positions in Sumitomo Mitsui Financial Group and Mizuho Financial Group in financials, Taiwan Semiconductor Manufacturing in information technology, BAE Systems in industrials, and Swisscom in communication services. On the other side of the ledger, overweight positions in Hormel Foods in consumer staples and Hawaiian Electric Industries in utilities, as well as underweight positions in Meta Platforms in communication services and NVIDIA and Microsoft in
3

information technology, detracted most from relative performance.
As for regional allocations, our positions in North America, which account for nearly 60% of the fund’s holdings, detracted the most from relative performance. Positions in the Pacific and the Middle East helped results.
We remain convinced in the fund’s ability to deliver a strong risk/return profile over the long term. Despite the challenging environment that we have seen since the pandemic began, the fund has delivered a significant volatility discount to the market.
We expect our approach to portfolio construction to pay off in reduced volatility over the long run, and we will continue to focus patiently on its long-term risk-adjusted returns.
John Ameriks, Ph.D., Principal, Global Head
of the Quantitative Equity Group,
and Portfolio Manager
Scott Rodemer, CFA,
Head of Equity Factor Investments
and Portfolio Manager
Vanguard Quantitative Equity Group
November 15, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$978.40	$1.05
Admiral™ Shares	1,000.00	978.80	0.70
Based on Hypothetical 5% Yearly Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Global Minimum Volatility Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: December 12, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $10,000 Investment
Global Minimum Volatility Fund Investor Shares	4.05%	4.16%	7.00%	$19,514
FTSE Global All Cap Index (USD Hedged)	10.12	9.03	8.88	23,182
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $50,000 Investment
Global Minimum Volatility Fund Admiral Shares	4.15%	4.24%	7.08%	$98,298
FTSE Global All Cap Index (USD Hedged)	10.12	9.03	8.88	115,910
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Global Minimum Volatility Fund
Fund Allocation
As of October 31, 2023
United States	56.4%
Japan	10.9
India	4.0
Australia	3.7
Canada	3.7
United Kingdom	3.3
Taiwan	2.9
Switzerland	2.9
South Korea	2.7
China	2.3
Brazil	1.5
France	1.3
Hong Kong	1.2
Other	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Global Minimum Volatility Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.2%)
Australia (3.7%)
	Wesfarmers Ltd.	544,551	17,520
	Transurban Group	1,374,724	10,349
	Telstra Group Ltd.	3,526,720	8,552
	Medibank Pvt Ltd.	3,313,084	7,230
	Brambles Ltd.	860,113	7,178
	Coles Group Ltd.	526,098	5,106
	Insurance Australia Group Ltd.	1,170,507	4,223
	QBE Insurance Group Ltd.	146,295	1,451
	Aurizon Holdings Ltd.	653,675	1,424
	Computershare Ltd. (XASX)	69,174	1,092
	Santos Ltd.	211,653	1,033
	Steadfast Group Ltd.	288,446	992
	Atlas Arteria Ltd.	197,996	669
	Washington H Soul Pattinson & Co. Ltd.	30,785	656
	carsales.com Ltd.	31,641	558
	Suncorp Group Ltd.	45,508	387
			68,420
Belgium (0.1%)
	Colruyt Group NV	42,922	1,776
Brazil (1.5%)
	Itau Unibanco Holding SA ADR	3,743,254	19,877
	Banco Bradesco SA ADR	2,186,695	6,101
	Cia Energetica de Minas Gerais ADR	226,387	514
	Petroleo Brasileiro SA ADR	31,431	435
	Centrais Eletricas Brasileiras SA ADR	53,774	368
			27,295
Canada (3.6%)
	Dollarama Inc.	239,602	16,362
	Intact Financial Corp.	103,014	14,474
[1]	Hydro One Ltd.	465,817	12,079
	BCE Inc.	212,479	7,888
	Fortis Inc. (XTSE)	117,802	4,677
	Enbridge Inc.	86,566	2,774
	Thomson Reuters Corp.	17,092	2,047
	Metro Inc.	36,812	1,870
[2]	Emera Inc.	56,816	1,861
	TMX Group Ltd.	40,587	845
	Capital Power Corp.	26,491	678
	Definity Financial Corp.	16,587	459
	Atco Ltd. Class I	14,562	373
		Shares	Market Value• ($000)
	Great-West Lifeco Inc.	13,415	372
			66,759
China (2.3%)
	Tencent Holdings Ltd.	246,000	9,104
	China Shenhua Energy Co. Ltd. Class H	2,944,500	9,025
*,1	East Buy Holding Ltd.	1,939,021	7,910
[1]	Nongfu Spring Co. Ltd. Class H	731,000	4,164
	Sinopharm Group Co. Ltd. Class H	1,217,200	2,911
	China Pacific Insurance Group Co. Ltd. Class H	863,600	2,127
	Yum China Holdings Inc.	34,500	1,808
	Tsingtao Brewery Co. Ltd. Class H	236,000	1,790
	Anhui Conch Cement Co. Ltd. Class H	455,414	1,133
	BYD Electronic International Co. Ltd.	241,000	1,006
	New China Life Insurance Co. Ltd. Class H	318,300	698
[1]	Hygeia Healthcare Holdings Co. Ltd. Class C	113,600	686
			42,362
Finland (0.2%)
	Sampo OYJ Class A	96,026	3,777
	Elisa OYJ	10,830	459
			4,236
France (1.3%)
	Orange SA	1,530,292	17,999
	Edenred SE	67,452	3,591
	Vivendi SE	211,154	1,894
	Bollore SE	68,388	373
			23,857
Germany (0.1%)
	SAP SE	6,501	872
[1]	Scout24 SE	8,416	518
	Fielmann Group AG	9,924	427
			1,817
Hong Kong (1.2%)
	CLP Holdings Ltd.	1,281,105	9,376
	Power Assets Holdings Ltd.	1,335,770	6,386
	MTR Corp. Ltd.	737,000	2,755
	Chow Tai Fook Jewellery Group Ltd.	828,200	1,169
9

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Want Want China Holdings Ltd.	1,567,000	974
	Hang Seng Bank Ltd.	70,200	803
	CK Asset Holdings Ltd.	76,000	380
	BOC Hong Kong Holdings Ltd.	143,000	378
			22,221
India (3.9%)
	ICICI Bank Ltd. ADR	1,220,250	27,077
	Infosys Ltd. ADR	1,281,536	21,043
	Dr Reddy's Laboratories Ltd. ADR	252,194	16,425
	HDFC Bank Ltd. ADR	108,796	6,153
[1]	Reliance Industries Ltd. GDR	30,291	1,655
	Wipro Ltd. ADR	117,536	535
			72,888
Indonesia (0.2%)
	Telkom Indonesia Persero Tbk PT ADR	157,981	3,476
Italy (0.1%)
	UnipolSai Assicurazioni SpA	589,372	1,397
Japan (10.7%)
	Softbank Corp.	2,495,500	28,216
	East Japan Railway Co.	425,200	22,084
	Canon Inc.	737,000	17,423
	Central Japan Railway Co.	762,000	17,151
	Japan Post Holdings Co. Ltd.	1,271,400	11,253
	Yamada Holdings Co. Ltd.	3,252,100	10,285
*	Skylark Holdings Co. Ltd.	664,100	9,798
	West Japan Railway Co.	210,100	8,008
	Japan Tobacco Inc.	327,500	7,624
	Kyushu Railway Co.	293,200	5,995
	Osaka Gas Co. Ltd.	316,000	5,959
	McDonald's Holdings Co. Japan Ltd.	136,900	5,326
	Hankyu Hanshin Holdings Inc.	141,500	4,452
	Tobu Railway Co. Ltd.	178,600	4,299
	Tokyo Gas Co. Ltd.	158,600	3,562
	Kagome Co. Ltd.	166,200	3,457
	Tokyu Corp.	273,100	3,083
	Nintendo Co. Ltd.	73,200	3,024
	Japan Post Bank Co. Ltd.	301,500	2,795
	Shimamura Co. Ltd.	21,200	2,092
	Toho Co. Ltd.	59,200	2,022
	Kintetsu Group Holdings Co. Ltd.	63,700	1,792
	KDDI Corp.	58,500	1,750
	Takashimaya Co. Ltd.	119,700	1,628
	Sawai Group Holdings Co. Ltd.	45,300	1,444
	ENEOS Holdings Inc.	386,200	1,431
	ABC-Mart Inc.	90,600	1,403
	Obayashi Corp.	151,000	1,293
	MOS Food Services Inc.	49,900	1,089
	Yamato Holdings Co. Ltd.	62,100	1,034
	Alfresa Holdings Corp.	58,800	931
	Oracle Corp. Japan	10,200	724
	USS Co. Ltd.	33,200	580
	Seven Bank Ltd.	275,300	545
	Chubu Electric Power Co. Inc.	45,000	544
		Shares	Market Value• ($000)
	Haseko Corp.	44,100	543
	Kyorin Pharmaceutical Co. Ltd.	43,300	511
	Shimizu Corp.	70,900	505
	Seino Holdings Co. Ltd.	34,000	495
	Iwatani Corp.	10,300	493
	Citizen Watch Co. Ltd.	83,700	488
	COMSYS Holdings Corp.	22,500	463
	Nagoya Railroad Co. Ltd.	31,700	444
	Keio Corp.	13,100	389
	Keisei Electric Railway Co. Ltd.	9,900	373
			198,800
Mexico (0.6%)
	Fomento Economico Mexicano SAB de CV ADR	58,672	6,654
	America Movil SAB de CV ADR	205,845	3,417
	Coca-Cola Femsa SAB de CV ADR	7,401	563
			10,634
Netherlands (0.1%)
	Koninklijke KPN NV	742,373	2,495
New Zealand (0.1%)
	Fisher & Paykel Healthcare Corp. Ltd.	52,654	639
	Infratil Ltd.	81,484	466
			1,105
Norway (0.4%)
	Orkla ASA	975,472	6,723
	Equinor ASA	11,752	394
			7,117
Singapore (0.7%)
	Oversea-Chinese Banking Corp. Ltd.	892,661	8,276
	Singapore Exchange Ltd.	607,126	4,204
			12,480
South Korea (2.2%)
	Samsung Electronics Co. Ltd. (XKRX)	334,747	16,662
	KT&G Corp.	252,346	15,919
	Samsung Fire & Marine Insurance Co. Ltd.	16,666	3,187
	Samsung C&T Corp.	19,050	1,506
	Samsung Life Insurance Co. Ltd.	20,362	1,090
	S-Oil Corp.	14,790	730
*	Korea Electric Power Corp.	56,917	712
	Maeil Dairies Co. Ltd.	19,678	660
	Industrial Bank of Korea	60,581	501
	Korea Zinc Co. Ltd.	1,032	359
	LEENO Industrial Inc.	3,178	325
			41,651
Spain (0.6%)
	Iberdrola SA (XMAD)	619,738	6,893
	Industria de Diseno Textil SA	83,816	2,893
	Enagas SA	63,122	1,056
			10,842
Switzerland (2.8%)
	Swisscom AG (Registered)	48,561	29,097
	Novartis AG (Registered)	167,642	15,694
[1]	Galenica AG	32,533	2,458

10

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Banque Cantonale Vaudoise (Registered)	17,241	1,949
	Kuehne & Nagel International AG (Registered)	7,134	1,924
	Allreal Holding AG (Registered)	4,467	717
	Zurich Insurance Group AG	777	369
	Roche Holding AG (Bearer)	1,281	349
*	Sandoz Group AG	1	—
			52,557
Taiwan (2.9%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	291,701	25,177
[2]	United Microelectronics Corp. ADR	1,845,040	13,137
	ASE Technology Holding Co. Ltd. ADR	1,359,192	10,126
	Chunghwa Telecom Co. Ltd. ADR	151,576	5,400
			53,840
United Kingdom (3.3%)
	BAE Systems plc	1,927,412	25,917
	Compass Group plc	473,281	11,932
	Sage Group plc	735,152	8,685
	Pearson plc	576,810	6,677
	Reckitt Benckiser Group plc	42,322	2,832
	National Grid plc	215,755	2,573
	Smiths Group plc	36,416	714
	Halma plc	29,663	667
	Tate & Lyle plc	70,948	544
	Phoenix Group Holdings plc	67,145	371
			60,912
United States (55.6%)
[3]	Waste Management Inc.	195,400	32,110
	Lockheed Martin Corp.	69,564	31,627
[3]	International Business Machines Corp.	218,604	31,619
	Republic Services Inc.	212,886	31,611
	AptarGroup Inc.	246,916	30,190
	Merck & Co. Inc.	293,505	30,143
	Gilead Sciences Inc.	383,238	30,099
	Cisco Systems Inc.	574,445	29,946
[3]	McDonald's Corp.	113,311	29,707
	Cencora Inc.	157,592	29,178
[3]	Johnson & Johnson	191,972	28,477
	Church & Dwight Co. Inc.	311,719	28,348
	Roper Technologies Inc.	56,548	27,628
	Chemed Corp.	48,609	27,350
	Amdocs Ltd.	340,417	27,288
[3]	AbbVie Inc.	184,389	26,032
	Colgate-Palmolive Co.	346,440	26,025
	General Mills Inc.	372,026	24,271
	McKesson Corp.	42,052	19,149
	White Mountains Insurance Group Ltd.	12,708	18,182
	Amgen Inc.	70,789	18,101
[4]	Equity Commonwealth	946,568	17,928
	Cboe Global Markets Inc.	109,042	17,871
	Dolby Laboratories Inc. Class A	219,184	17,741
	Eli Lilly & Co.	31,410	17,399
*	FTI Consulting Inc.	76,036	16,139
		Shares	Market Value• ($000)
	Southern Co.	234,100	15,755
	NewMarket Corp.	31,721	15,294
[3]	Kimberly-Clark Corp.	126,975	15,191
	Progressive Corp.	95,234	15,055
*	Vertex Pharmaceuticals Inc.	37,806	13,690
	Service Corp. International	242,727	13,209
	Northrop Grumman Corp.	27,239	12,841
	General Dynamics Corp.	49,761	12,008
	Motorola Solutions Inc.	40,868	11,380
	J M Smucker Co.	98,229	11,182
	IDACORP Inc.	105,640	10,005
	Atmos Energy Corp.	89,618	9,648
	Globe Life Inc.	80,437	9,360
*	O'Reilly Automotive Inc.	9,956	9,263
	Walmart Inc.	52,271	8,542
	Silgan Holdings Inc.	207,600	8,316
	Chevron Corp.	57,014	8,309
	Electronic Arts Inc.	63,575	7,870
	Quest Diagnostics Inc.	59,206	7,703
	Hormel Foods Corp.	235,947	7,680
	Kraft Heinz Co.	240,859	7,577
	Flowers Foods Inc.	334,410	7,334
	Consolidated Edison Inc.	78,280	6,872
*	Check Point Software Technologies Ltd.	49,420	6,635
	Maximus Inc.	81,632	6,099
*	Insight Enterprises Inc.	41,110	5,891
	Sonoco Products Co.	110,190	5,709
	Duke Energy Corp.	61,212	5,441
*	Ryan Specialty Holdings Inc.	125,552	5,424
*	Berkshire Hathaway Inc. Class B	14,467	4,938
*	Grand Canyon Education Inc.	41,160	4,870
	TJX Cos. Inc.	48,200	4,245
	WaFd Inc.	140,564	3,469
	Coca-Cola Co.	61,156	3,455
	W R Berkley Corp.	50,945	3,435
	Progress Software Corp.	63,549	3,265
	Campbell Soup Co.	75,639	3,057
*	Kirby Corp.	39,846	2,976
	Huntington Ingalls Industries Inc.	13,018	2,862
	Science Applications International Corp.	25,492	2,785
*	Meta Platforms Inc. Class A	9,054	2,728
	Procter & Gamble Co.	16,803	2,521
*	CommVault Systems Inc.	37,864	2,474
	Cardinal Health Inc.	26,545	2,416
	American States Water Co.	30,358	2,369
	MDU Resources Group Inc.	120,731	2,247
*	CACI International Inc. Class A	6,564	2,132
	Selective Insurance Group Inc.	19,400	2,020
	Williams Cos. Inc.	57,970	1,994
	Commerce Bancshares Inc.	42,860	1,880
*	Huron Consulting Group Inc.	14,332	1,424
	Kellanova	28,015	1,414
	Laureate Education Inc.	99,408	1,406
*	NetScout Systems Inc.	60,634	1,324
	InterDigital Inc.	17,423	1,311

11

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
*	CCC Intelligent Solutions Holdings Inc.	116,643	1,256
	Oracle Corp.	11,611	1,201
	TFS Financial Corp.	99,435	1,179
	Loews Corp.	18,331	1,173
*	Prestige Consumer Healthcare Inc.	18,953	1,125
*	Enstar Group Ltd.	4,732	1,121
	RLI Corp.	8,364	1,114
	Graham Holdings Co. Class B	1,661	961
	New Jersey Resources Corp.	22,104	897
	Capitol Federal Financial Inc.	164,497	855
	Exxon Mobil Corp.	7,214	764
	PepsiCo Inc.	4,465	729
	Chesapeake Utilities Corp.	6,103	541
	CME Group Inc.	2,371	506
	J & J Snack Foods Corp.	3,101	486
	Rollins Inc.	10,999	414
	Bristol-Myers Squibb Co.	7,700	397
	Golden Ocean Group Ltd.	54,484	395
	International Bancshares Corp.	8,592	377
*	Akero Therapeutics Inc.	29,128	347
			1,028,297
Total Common Stocks (Cost $1,640,078)			1,817,234
Preferred Stock (0.4%)
	Samsung Electronics Co. Ltd. Preference Shares (Cost $8,175)	184,774	7,377
		Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[5,6]	Vanguard Market Liquidity Fund, 5.420% (Cost $33,596)	336,037	33,600
Total Investments (100.4%) (Cost $1,681,849)			1,858,211
Other Assets and Liabilities— Net (-0.4%)			(7,836)
Net Assets (100%)			1,850,375
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $29,470,000, representing 1.6% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,168,000.
3	Securities with a value of $1,739,000 have been segregated as collateral for open forward currency contracts.
4	Securities with a value of $1,381,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $19,156,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	62	13,058	(120)
Euro Stoxx 50 Index	December 2023	32	1,378	(74)
S&P ASX 200 Index	December 2023	4	430	(29)
Topix Index	December 2023	9	1,338	(55)
				(278)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	11/15/23	AUD	6,715	USD	4,250	12	—
JPMorgan Chase Bank, N.A.	11/16/23	BRL	5,383	USD	1,036	29	—
Deutsche Bank AG	11/15/23	EUR	1,076	USD	1,130	9	—
12

Global Minimum Volatility Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Bank of Montreal	11/15/23	GBP	822	USD	996	3	—
BNP Paribas	11/15/23	HKD	37,343	USD	4,776	—	(2)
State Street Bank & Trust Co.	11/15/23	HKD	10,271	USD	1,313	—	—
UBS AG	11/15/23	KRW	3,083,402	USD	2,280	5	—
Toronto-Dominion Bank	11/15/23	SGD	1,270	USD	927	1	—
Goldman Sachs International	11/15/23	TWD	90,578	USD	2,806	—	(8)
State Street Bank & Trust Co.	11/15/23	USD	74,527	AUD	117,552	—	(81)
Deutsche Bank AG	11/16/23	USD	28,001	BRL	144,940	—	(685)
Royal Bank of Canada	11/15/23	USD	70,792	CAD	97,214	676	—
State Street Bank & Trust Co.	11/15/23	USD	53,853	CHF	49,067	—	(177)
JPMorgan Chase Bank, N.A.	11/15/23	USD	51,039	EUR	48,426	—	(232)
State Street Bank & Trust Co.	11/15/23	USD	60,951	GBP	50,102	50	—
State Street Bank & Trust Co.	11/15/23	USD	70,207	HKD	549,130	9	—
State Street Bank & Trust Co.	11/15/23	USD	4,108	IDR	64,142,370	71	—
JPMorgan Chase Bank, N.A.	11/15/23	USD	670	ILS	2,576	32	—
Toronto-Dominion Bank	11/15/23	USD	70,508	INR	5,880,531	—	(98)
UBS AG	11/15/23	USD	198,384	JPY	29,354,813	4,241	—
UBS AG	11/15/23	USD	52,860	KRW	71,272,423	46	—
UBS AG	11/15/23	USD	11,059	MXN	199,423	26	—
BNP Paribas	11/15/23	USD	8,373	NOK	91,384	189	—
Toronto-Dominion Bank	11/15/23	USD	1,184	NZD	1,999	19	—
Toronto-Dominion Bank	11/15/23	USD	417	SEK	4,579	6	—
UBS AG	11/15/23	USD	14,153	SGD	19,356	7	—
JPMorgan Chase Bank, N.A.	11/15/23	USD	49,404	TWD	1,593,518	182	—
BNP Paribas	11/15/23	USD	9,430	TWD	304,230	33	—
						5,646	(1,283)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
At October 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,237,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Global Minimum Volatility Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,648,253)	1,824,611
Affiliated Issuers (Cost $33,596)	33,600
Total Investments in Securities	1,858,211
Investment in Vanguard	66
Cash	853
Cash Collateral Pledged—Forward Currency Contracts	570
Foreign Currency, at Value (Cost $1,456)	1,445
Receivables for Accrued Income	6,161
Receivables for Capital Shares Issued	265
Variation Margin Receivable—Futures Contracts	87
Unrealized Appreciation—Forward Currency Contracts	5,646
Total Assets	1,873,304
Liabilities
Payables for Investment Securities Purchased	892
Collateral for Securities on Loan	19,156
Payables for Capital Shares Redeemed	1,459
Payables to Vanguard	139
Unrealized Depreciation—Forward Currency Contracts	1,283
Total Liabilities	22,929
Net Assets	1,850,375
1 Includes $17,168,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	1,635,931
Total Distributable Earnings (Loss)	214,444
Net Assets	1,850,375

Investor Shares—Net Assets
Applicable to 15,266,220 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	207,804
Net Asset Value Per Share—Investor Shares	$13.61

Admiral Shares—Net Assets
Applicable to 60,311,231 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,642,571
Net Asset Value Per Share—Admiral Shares	$27.23

See accompanying Notes, which are an integral part of the Financial Statements.
14

Global Minimum Volatility Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	61,272
Interest[2]	534
Securities Lending—Net	2,452
Total Income	64,258
Expenses
The Vanguard Group—Note B
Investment Advisory Services	551
Management and Administrative—Investor Shares	377
Management and Administrative—Admiral Shares	1,787
Marketing and Distribution—Investor Shares	12
Marketing and Distribution—Admiral Shares	72
Custodian Fees	119
Auditing Fees	41
Shareholders’ Reports—Investor Shares	22
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	1
Other Expenses	36
Total Expenses	3,039
Expenses Paid Indirectly	(20)
Net Expenses	3,019
Net Investment Income	61,239
Realized Net Gain (Loss)
Investment Securities Sold[2]	(15,363)
Futures Contracts	1,779
Forward Currency Contracts	8,816
Foreign Currencies	(522)
Realized Net Gain (Loss)	(5,290)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	36,079
Futures Contracts	(772)
Forward Currency Contracts	(3,280)
Foreign Currencies	268
Change in Unrealized Appreciation (Depreciation)	32,295
Net Increase (Decrease) in Net Assets Resulting from Operations	88,244
1	Dividends are net of foreign withholding taxes of $3,635,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $533,000, $10,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Minimum Volatility Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,239	59,902
Realized Net Gain (Loss)	(5,290)	161,639
Change in Unrealized Appreciation (Depreciation)	32,295	(334,683)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,244	(113,142)
Distributions
Investor Shares	(12,533)	(10,057)
Admiral Shares	(89,062)	(83,618)
Total Distributions	(101,595)	(93,675)
Capital Share Transactions
Investor Shares	(50,306)	(18,912)
Admiral Shares	(161,667)	(448,415)
Net Increase (Decrease) from Capital Share Transactions	(211,973)	(467,327)
Total Increase (Decrease)	(225,324)	(674,144)
Net Assets
Beginning of Period	2,075,699	2,749,843
End of Period	1,850,375	2,075,699

See accompanying Notes, which are an integral part of the Financial Statements.
16

Global Minimum Volatility Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.72	$14.83	$12.77	$14.71	$13.78
Investment Operations
Net Investment Income[1]	.407	.347	.252	.293	.428
Net Realized and Unrealized Gain (Loss) on Investments	.150	(.952)	2.085	(1.571)	1.403
Total from Investment Operations	.557	(.605)	2.337	(1.278)	1.831
Distributions
Dividends from Net Investment Income	(.344)	(.505)	(.277)	(.397)	(.300)
Distributions from Realized Capital Gains	(.323)	—	—	(.265)	(.601)
Total Distributions	(.667)	(.505)	(.277)	(.662)	(.901)
Net Asset Value, End of Period	$13.61	$13.72	$14.83	$12.77	$14.71
Total Return[2]	4.05%	-4.28%	18.51%	-9.22%	14.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$260	$301	$338	$643
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%[3]	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.96%	2.46%	1.77%	2.16%	3.09%
Portfolio Turnover Rate	45%	51%[4]	24%	58%	46%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Global Minimum Volatility Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$27.44	$29.67	$25.56	$29.45	$27.58
Investment Operations
Net Investment Income[1]	.832	.712	.520	.608	.878
Net Realized and Unrealized Gain (Loss) on Investments	.310	(1.910)	4.177	(3.155)	2.819
Total from Investment Operations	1.142	(1.198)	4.697	(2.547)	3.697
Distributions
Dividends from Net Investment Income	(.706)	(1.032)	(.587)	(.812)	(.624)
Distributions from Realized Capital Gains	(.646)	—	—	(.531)	(1.203)
Total Distributions	(1.352)	(1.032)	(.587)	(1.343)	(1.827)
Net Asset Value, End of Period	$27.23	$27.44	$29.67	$25.56	$29.45
Total Return[2]	4.15%	-4.24%	18.60%	-9.18%	14.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,642	$1,816	$2,449	$2,824	$3,483
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.14%[3]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	3.03%	2.52%	1.83%	2.26%	3.16%
Portfolio Turnover Rate	45%	51%[4]	24%	58%	46%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Global Minimum Volatility Fund
Notes to Financial Statements
Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of
19

Global Minimum Volatility Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2023, the fund’s average investment in forward currency contracts represented 47% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
20

Global Minimum Volatility Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
21

Global Minimum Volatility Fund
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $66,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
22

Global Minimum Volatility Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,132,985	—	—	1,132,985
Common Stocks—Other	128,549	555,700	—	684,249
Preferred Stock	—	7,377	—	7,377
Temporary Cash Investments	33,600	—	—	33,600
Total	1,295,134	563,077	—	1,858,211
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	5,646	—	5,646
Liabilities
Futures Contracts[1]	278	—	—	278
Forward Currency Contracts	—	1,283	—	1,283
Total	278	1,283	—	1,561
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	5,646	5,646
Total Assets	—	5,646	5,646

Unrealized Depreciation—Futures Contracts[1]	278	—	278
Unrealized Depreciation—Forward Currency Contracts	—	1,283	1,283
Total Liabilities	278	1,283	1,561
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
23

Global Minimum Volatility Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	1,779	—	1,779
Forward Currency Contracts	—	8,816	8,816
Realized Net Gain (Loss) on Derivatives	1,779	8,816	10,595
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(772)	—	(772)
Forward Currency Contracts	—	(3,280)	(3,280)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(772)	(3,280)	(4,052)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	13
Total Distributable Earnings (Loss)	(13)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	50,212
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	175,624
Capital Loss Carryforwards	(11,392)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	214,444
24

Global Minimum Volatility Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	52,962	93,675
Long-Term Capital Gains	48,633	—
Total	101,595	93,675
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,682,783
Gross Unrealized Appreciation	249,582
Gross Unrealized Depreciation	(73,946)
Net Unrealized Appreciation (Depreciation)	175,636
G.	During the year ended October 31, 2023, the fund purchased $893,908,000 of investment securities and sold $1,129,434,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $1,527,000 and sales were $7,640,000, resulting in net realized loss of $438,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	20,767	1,508	38,697	2,740
Issued in Lieu of Cash Distributions	11,654	854	9,216	633
Redeemed	(82,727)	(6,047)	(66,825)	(4,728)
Net Increase (Decrease)—Investor Shares	(50,306)	(3,685)	(18,912)	(1,355)
25

Global Minimum Volatility Fund
	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	115,408	4,208	190,619	6,722
Issued in Lieu of Cash Distributions	79,820	2,926	73,352	2,518
Redeemed	(356,895)	(12,982)	(712,386)	(25,628)
Net Increase (Decrease)—Admiral Shares	(161,667)	(5,848)	(448,415)	(16,388)
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Tax information (unaudited)
For corporate shareholders, 39.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $45,452,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $143,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $48,633,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $26,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
28

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q11940 122023

Annual Report   |   October 31, 2023
Vanguard International Dividend Index Funds
Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
International Dividend Appreciation Index Fund	4
International High Dividend Yield Index Fund	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, returns for Vanguard International High Dividend Yield Index Fund were 13.91% for Admiral Shares and 14.53% for ETF Shares (based on net asset value). Vanguard International Dividend Appreciation Index Fund returned 10.34% for Admiral Shares and ETF Shares. The International Dividend Appreciation Index Fund trailed its benchmark, in part because of differences in the prices of securities used by the fund to calculate its net asset value and the quoted or published prices for the same securities.[1]
•	Early on, inflation continued to ease amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but later the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment.
•	For both funds, most regions posted positive returns. Europe was each fund’s best-performing region. It accounted for more than half of each fund’s return.
•	All sectors posted positive returns for both funds. For the International High Dividend Yield Index Fund, technology and industrials performed best. For the International Dividend Appreciation Index Fund, technology and basic materials were the top performers.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%

Fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fee does not apply to the ETF Shares.
1 See Note 1 in the Notes to Financial Statements.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$928.80	$0.78
Admiral™ Shares	1,000.00	928.80	0.83
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$963.60	$1.09
Admiral Shares	1,000.00	963.40	1.09
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.40	$0.82
Admiral Shares	1,000.00	1,024.35	0.87
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.10	1.12
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.16% for ETF Shares and 0.17% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.22% for ETF Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	10.94%	6.52%	6.99%	$16,799
International Dividend Appreciation Index Fund ETF Shares Market Price	10.97	6.63	7.03	16,848
Spliced S&P Global Ex-U.S. Dividend Growers Index	10.19	6.55	7.15	17,000
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Spliced S&P Global Ex-U.S. Dividend Growers Index: NASDAQ International Dividend Achievers Select Index through September 19, 2021; S&P Global Ex-U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund Admiral Shares	10.34%	6.43%	6.55%	$16,256
Spliced S&P Global Ex-U.S. Dividend Growers Index	10.19	6.55	6.75	16,502
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2023
	One Year	Five Years	Since Inception (2/25/2016)
International Dividend Appreciation Index Fund ETF Shares Market Price	10.97%	37.85%	68.48%
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	10.94	37.15	67.99
Spliced S&P Global Ex-U.S. Dividend Growers Index	10.19	37.31	70.00
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International Dividend Appreciation Index Fund
Fund Allocation
As of October 31, 2023
Japan	17.7%
Switzerland	16.5
Canada	15.9
United Kingdom	10.6
India	7.1
Denmark	6.8
Germany	6.1
France	5.1
Australia	3.6
Hong Kong	3.1
Sweden	1.7
Netherlands	1.1
Other	4.7
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.4%)
Australia (3.6%)
CSL Ltd.	715,157	105,694
Computershare Ltd. (XASX)	849,271	13,403
Sonic Healthcare Ltd.	698,629	12,793
Northern Star Resources Ltd.	1,708,061	12,508
carsales.com Ltd.	556,971	9,818
Washington H Soul Pattinson & Co. Ltd.	362,041	7,713
Steadfast Group Ltd.	1,535,689	5,281
Cleanaway Waste Management Ltd.	3,298,625	4,699
Altium Ltd.	180,191	4,545
Technology One Ltd.	435,147	4,035
Pro Medicus Ltd.	76,855	3,661
AUB Group Ltd.	148,180	2,545
Brickworks Ltd.	127,350	1,985
Bapcor Ltd.	504,874	1,718
Collins Foods Ltd.	165,216	958
		191,356
Belgium (0.3%)
UCB SA	182,406	13,341
Sofina SA	23,167	4,401
		17,742
Canada (15.9%)
Toronto-Dominion Bank	2,721,813	152,033
Canadian Natural Resources Ltd.	1,619,301	102,827
Canadian National Railway Co.	874,175	92,495
Brookfield Corp.	2,156,541	62,826
Alimentation Couche-Tard Inc.	1,100,913	59,930
Intact Financial Corp.	259,650	36,481
Franco-Nevada Corp.	284,467	34,606
Agnico Eagle Mines Ltd.	733,477	34,401
Fortis Inc. (XTSE)	720,470	28,606
Dollarama Inc.	418,636	28,588
Magna International Inc.	394,203	18,943
Loblaw Cos. Ltd.	220,225	18,012
Metro Inc.	339,580	17,249
Brookfield Asset Management Ltd. Class A	522,559	14,979
Imperial Oil Ltd.	259,266	14,775
Open Text Corp.	400,214	13,362
		Shares	Market Value• ($000)
	TFI International Inc.	119,498	13,220
	George Weston Ltd.	93,294	10,120
	Stantec Inc.	163,212	9,986
	Toromont Industries Ltd.	121,339	9,135
	TMX Group Ltd.	409,494	8,528
	CCL Industries Inc. Class B	213,977	8,366
[1]	Canadian Tire Corp. Ltd. Class A	77,802	7,504
	Saputo Inc.	362,626	7,322
	Parkland Corp.	216,348	6,548
	Empire Co. Ltd. Class A	231,042	6,331
	Finning International Inc.	219,511	5,882
	Boyd Group Services Inc.	31,636	5,394
	Quebecor Inc. Class B	228,760	4,720
	Stella-Jones Inc.	74,590	3,907
	Premium Brands Holdings Corp.	54,613	3,516
	Maple Leaf Foods Inc.	106,053	2,111
	goeasy Ltd.	19,183	1,522
	Enghouse Systems Ltd.	62,543	1,468
	Badger Infrastructure Solutions Ltd.	50,321	1,333
	Cogeco Communications Inc.	27,332	1,077
[1]	Savaria Corp.	74,152	663
	Adentra Inc.	26,230	480
			849,246
China (0.4%)
	CSPC Pharmaceutical Group Ltd.	12,348,000	10,786
	Wuliangye Yibin Co. Ltd. Class A	458,900	9,782
	Jiangsu King's Luck Brewery JSC Ltd. Class A	148,100	1,184
	Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	271,000	504
	Angel Yeast Co. Ltd. Class A	99,400	475
	Valiant Co. Ltd. Class A	109,100	256
	Suofeiya Home Collection Co. Ltd. Class A	101,600	250
	Shandong WIT Dyne Health Co. Ltd. Class A	30,300	135
			23,372

International Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
Denmark (6.8%)
	Novo Nordisk A/S Class B	3,120,116	301,017
	DSV A/S	265,532	39,681
	Coloplast A/S Class B	176,269	18,382
	Royal Unibrew A/S	62,384	4,513
			363,593
Finland (0.1%)
	Huhtamaki OYJ	140,757	4,839
	Revenio Group OYJ	38,907	905
			5,744
France (5.1%)
	Sanofi SA	1,649,953	149,826
	Schneider Electric SE	801,086	123,253
			273,079
Germany (6.0%)
	SAP SE	1,512,315	202,850
	Deutsche Boerse AG	281,071	46,263
	Symrise AG	196,201	20,050
	Brenntag SE	227,629	16,927
	Fresenius SE & Co. KGaA	608,489	15,652
	Nemetschek SE	83,212	6,218
	Bechtle AG	119,554	5,343
	LANXESS AG	127,536	2,923
	FUCHS SE	64,736	2,174
	Atoss Software AG	5,722	1,209
	Cewe Stiftung & Co. KGaA	7,842	712
	STRATEC SE	10,214	471
[1]	MBB SE	3,036	245
			321,037
Hong Kong (3.1%)
	AIA Group Ltd.	17,091,360	148,418
	Techtronic Industries Co. Ltd.	1,981,564	18,091
			166,509
India (7.1%)
	Reliance Industries Ltd.	5,117,318	140,715
	Infosys Ltd. ADR	2,940,590	48,284
	Hindustan Unilever Ltd.	1,324,754	39,535
	Infosys Ltd.	2,327,628	38,280
	Asian Paints Ltd.	669,236	24,107
	ITC Ltd.	4,443,571	22,873
	UltraTech Cement Ltd.	171,177	17,324
	Nestle India Ltd.	52,960	15,421
	Pidilite Industries Ltd.	227,688	6,722
	Persistent Systems Ltd.	75,208	5,571
	Tata Elxsi Ltd.	51,631	4,729
	Astral Ltd. (XNSE)	174,880	3,888
	Sundaram Finance Ltd.	101,210	3,860
	Berger Paints India Ltd.	436,035	2,926
	KEI Industries Ltd.	82,706	2,382
	CRISIL Ltd.	35,958	1,770
	Caplin Point Laboratories Ltd.	34,284	422
	Balaji Amines Ltd.	16,199	398
			379,207
Indonesia (0.8%)
	Bank Central Asia Tbk PT	82,207,700	45,290
Ireland (0.3%)
	Kerry Group plc Class A	229,771	17,748
Israel (0.0%)
	Elco Ltd.	13,680	327
	Shares	Market Value• ($000)
Italy (0.4%)
Recordati Industria Chimica e Farmaceutica SpA	147,221	6,810
Interpump Group SpA	120,336	5,032
Buzzi SpA	137,556	3,642
DiaSorin SpA	38,255	3,429
Reply SpA	32,751	3,090
		22,003
Japan (17.6%)
Sony Group Corp.	1,868,800	155,370
Shin-Etsu Chemical Co. Ltd.	2,998,620	89,669
Tokio Marine Holdings Inc.	2,967,200	66,383
Nippon Telegraph & Telephone Corp.	44,223,643	52,041
Murata Manufacturing Co. Ltd.	2,802,000	47,997
Seven & i Holdings Co. Ltd.	1,181,200	43,278
Astellas Pharma Inc.	2,677,000	33,864
Terumo Corp.	1,105,576	30,247
Asahi Group Holdings Ltd.	748,743	27,082
Kao Corp.	689,900	25,170
Unicharm Corp.	651,580	22,140
Sekisui House Ltd.	986,700	19,322
Shionogi & Co. Ltd.	412,800	19,222
Nomura Research Institute Ltd.	686,300	18,015
Pan Pacific International Holdings Corp.	788,364	15,267
Obic Co. Ltd.	101,200	14,959
Nitto Denko Corp.	220,600	14,274
Nitori Holdings Co. Ltd.	129,301	14,003
NTT Data Group Corp.	908,267	11,199
Yakult Honsha Co. Ltd.	468,200	11,033
M3 Inc.	631,260	9,722
Nissan Chemical Corp.	205,532	8,383
Hulic Co. Ltd.	880,675	8,074
Chiba Bank Ltd.	1,072,000	7,985
Nippon Sanso Holdings Corp.	312,000	7,868
TIS Inc.	326,660	6,995
Nisshin Seifun Group Inc.	384,800	5,804
Azbil Corp.	183,840	5,432
Hikari Tsushin Inc.	34,400	4,963
Kurita Water Industries Ltd.	156,800	4,764
Alfresa Holdings Corp.	297,200	4,708
Tokyo Tatemono Co. Ltd.	311,300	4,134
Lion Corp.	428,734	4,114
SCSK Corp.	227,500	3,884
Nomura Real Estate Holdings Inc.	165,680	3,870
Kobayashi Pharmaceutical Co. Ltd.	88,300	3,645
Goldwin Inc.	57,100	3,606
Open House Group Co. Ltd.	108,100	3,563
COMSYS Holdings Corp.	172,900	3,557
Oracle Corp. Japan	48,400	3,433
EXEO Group Inc.	161,100	3,346
Yamaguchi Financial Group Inc.	349,367	3,206
Rinnai Corp.	171,052	3,142

International Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
	SHO-BOND Holdings Co. Ltd.	78,684	3,099
	MonotaRO Co. Ltd.	360,567	2,882
	Fuji Soft Inc.	78,440	2,823
	Sundrug Co. Ltd.	103,824	2,823
	Tokyo Century Corp.	71,900	2,770
	Fuyo General Lease Co. Ltd.	33,800	2,748
	Zenkoku Hosho Co. Ltd.	84,100	2,689
	GMO Payment Gateway Inc.	66,300	2,648
	Morinaga & Co. Ltd.	70,600	2,546
	Nippon Gas Co. Ltd.	168,667	2,535
	Welcia Holdings Co. Ltd.	149,500	2,478
	Maruwa Co. Ltd.	12,100	2,123
	Ship Healthcare Holdings Inc.	120,867	1,866
	NSD Co. Ltd.	106,500	1,853
	Nichias Corp.	91,900	1,823
	Mizuho Leasing Co. Ltd.	52,867	1,682
	Mani Inc.	121,700	1,656
	Fujitsu General Ltd.	92,800	1,650
	TS Tech Co. Ltd.	146,700	1,643
	Aeon Mall Co. Ltd.	141,634	1,611
	Kissei Pharmaceutical Co. Ltd.	74,500	1,576
	Takeuchi Manufacturing Co. Ltd.	53,100	1,515
	Kandenko Co. Ltd.	157,234	1,457
	Japan Material Co. Ltd.	103,400	1,452
	PALTAC Corp.	43,854	1,422
	Riken Keiki Co. Ltd.	32,300	1,323
	Tokyo Steel Manufacturing Co. Ltd.	114,400	1,322
	Information Services International-Dentsu Ltd.	34,700	1,178
	Funai Soken Holdings Inc.	70,600	1,160
	Valor Holdings Co. Ltd.	74,112	1,160
	AZ-COM Maruwa Holdings Inc.	83,434	1,145
	Shoei Co. Ltd.	82,800	1,103
	DTS Corp.	51,100	1,050
	Raito Kogyo Co. Ltd.	79,200	1,025
	TKC Corp.	43,000	1,003
	Takara Standard Co. Ltd.	81,867	994
	Nojima Corp.	111,100	990
	Elecom Co. Ltd.	84,832	962
	Kohnan Shoji Co. Ltd.	35,600	923
	Komeri Co. Ltd.	43,167	895
[1]	Workman Co. Ltd.	34,326	884
	Benefit One Inc.	115,100	825
	Future Corp.	70,847	809
	Tri Chemical Laboratories Inc.	37,700	802
	Ai Holdings Corp.	51,270	794
	JCU Corp.	36,200	790
	Create SD Holdings Co. Ltd.	36,700	787
	Noevir Holdings Co. Ltd.	22,300	782
	Okinawa Cellular Telephone Co.	33,567	710
	Hogy Medical Co. Ltd.	32,200	700
	MCJ Co. Ltd.	96,400	694
	Yellow Hat Ltd.	55,600	673
	Tsurumi Manufacturing Co. Ltd.	31,867	671
	Sekisui Jushi Corp.	40,700	664
		Shares	Market Value• ($000)
	Takara Bio Inc.	73,800	651
	Kameda Seika Co. Ltd.	23,400	632
	Keihanshin Building Co. Ltd.	61,900	568
	Mitsubishi Research Institute Inc.	17,400	563
	Ricoh Leasing Co. Ltd.	18,800	562
	eGuarantee Inc.	48,567	561
	Retail Partners Co. Ltd.	48,700	555
	Sanyo Chemical Industries Ltd.	20,400	542
	S Foods Inc.	24,800	525
	Shin-Etsu Polymer Co. Ltd.	56,134	509
	Osaka Organic Chemical Industry Ltd.	29,100	494
	Siix Corp.	51,600	483
	Fujicco Co. Ltd.	35,034	452
	G-Tekt Corp.	37,900	442
	Shizuoka Gas Co. Ltd.	64,700	440
	Nippon Parking Development Co. Ltd.	291,600	413
	Altech Corp.	24,000	408
	Matsuda Sangyo Co. Ltd.	22,300	388
	Mimasu Semiconductor Industry Co. Ltd.	23,500	381
[1]	Intage Holdings Inc.	29,400	325
	FULLCAST Holdings Co. Ltd.	27,200	308
	MarkLines Co. Ltd.	15,800	291
	YAKUODO Holdings Co. Ltd.	14,767	272
	Transaction Co. Ltd.	20,834	269
	Avant Group Corp.	31,334	265
	Fukui Computer Holdings Inc.	13,700	235
	Densan System Holdings Co. Ltd.	11,667	211
	Aoyama Zaisan Networks Co. Ltd.	29,900	210
	Elan Corp.	42,000	208
	G-7 Holdings Inc.	26,900	205
	Value HR Co. Ltd.	23,600	200
	Celsys Inc.	43,534	199
	WDB Holdings Co. Ltd.	13,600	193
	Creek & River Co. Ltd.	14,800	193
	Digital Information Technologies Corp.	14,900	157
[1]	E-Guardian Inc.	12,300	136
	Japan Medical Dynamic Marketing Inc.	20,800	99
	Members Co. Ltd.	12,600	99
	Digital Hearts Holdings Co. Ltd.	16,000	97
			942,662
Mexico (0.6%)
	America Movil SAB de CV Series B	29,669,956	24,504
	Grupo Elektra SAB de CV	82,070	5,252
	Grupo Comercial Chedraui SA de CV	338,900	1,968
			31,724
Netherlands (1.1%)
	Wolters Kluwer NV	380,850	48,865
	IMCD NV	83,775	10,086
			58,951

International Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
New Zealand (0.3%)
	Fisher & Paykel Healthcare Corp. Ltd.	859,494	10,425
	EBOS Group Ltd.	234,512	4,788
	Summerset Group Holdings Ltd.	344,636	1,957
			17,170
Norway (0.1%)
	TOMRA Systems ASA	343,707	2,724
	Borregaard ASA	145,727	1,978
			4,702
Philippines (0.1%)
	International Container Terminal Services Inc.	1,192,350	4,225
South Korea (0.6%)
	NAVER Corp.	223,666	31,269
	LEENO Industrial Inc.	14,442	1,478
	DI Dong Il Corp.	22,034	434
	JW Pharmaceutical Corp.	17,276	336
	Interojo Co. Ltd.	14,165	322
	Kyung Dong Navien Co. Ltd.	8,545	304
	Hanyang Eng Co. Ltd.	16,670	174
			34,317
Sweden (1.7%)
	Assa Abloy AB Class B	1,463,748	31,200
	Hexagon AB Class B	3,110,437	25,349
	Nibe Industrier AB Class B	2,267,847	13,061
	Lifco AB Class B	312,738	5,723
	AAK AB	268,235	5,101
	Fortnox AB	706,480	2,801
	Wihlborgs Fastigheter AB	397,776	2,578
	Atrium Ljungberg AB Class B	78,824	1,212
	Svolder AB Class B	143,698	643
	NP3 Fastigheter AB	44,312	592
			88,260
Switzerland (16.4%)
	Novartis AG (Registered)	2,304,176	215,716
	Nestle SA (Registered)	1,932,954	208,447
	Roche Holding AG	757,185	195,134
	Sika AG (Registered)	228,087	54,583
	Givaudan SA (Registered)	11,743	39,087
	Partners Group Holding AG	32,691	34,615
	Geberit AG (Registered)	50,837	23,670
	Logitech International SA (Registered)	238,902	18,804
	Chocoladefabriken Lindt & Spruengli AG	1,674	18,533
	Chocoladefabriken Lindt & Spruengli AG (Registered)	140	15,251
*	Sandoz Group AG	460,834	11,981
	PSP Swiss Property AG (Registered)	66,789	8,218
	Roche Holding AG (Bearer)	29,866	8,139
	Temenos AG (Registered)	96,272	6,936
	Siegfried Holding AG (Registered)	6,030	4,782
	Emmi AG (Registered)	3,606	3,405
	DKSH Holding AG	51,863	3,176
	Shares	Market Value• ($000)
Interroll Holding AG (Registered)	1,101	2,903
ALSO Holding AG (Registered)	9,206	2,348
Orior AG	9,311	761
		876,489
Taiwan (0.5%)
Chailease Holding Co. Ltd.	2,394,573	12,989
Advantech Co. Ltd.	716,727	7,361
ASPEED Technology Inc.	44,104	3,525
Sinbon Electronics Co. Ltd.	318,000	2,723
		26,598
United Kingdom (10.5%)
Diageo plc	3,330,706	125,954
RELX plc	2,885,713	100,791
London Stock Exchange Group plc	611,359	61,683
BAE Systems plc	4,526,605	60,867
CRH plc (SGMX)	1,090,006	58,497
Ashtead Group plc	667,392	38,277
Sage Group plc	1,554,463	18,364
Bunzl plc	497,215	17,739
Halma plc	557,571	12,539
Smurfit Kappa Group plc (XDUB)	383,489	12,500
Croda International plc	210,346	11,211
Spirax-Sarco Engineering plc	108,354	10,815
DCC plc	148,266	8,237
Dechra Pharmaceuticals plc	167,842	7,779
Diploma plc	197,668	6,853
Spectris plc	159,894	6,042
Cranswick plc	77,668	3,302
Clarkson plc	44,361	1,427
Hilton Food Group plc	109,630	872
Treatt plc	87,535	480
Avon Protection plc	45,944	477
		564,706
Total Common Stocks (Cost $5,413,166)		5,326,057
Preferred Stock (0.0%)
FUCHS SE Preference Shares (Cost $3,748)	90,653	3,682

International Dividend Appreciation Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.420% (Cost $13,651)	136,525	13,651
Total Investments (99.7%) (Cost $5,430,565)			5,343,390
Other Assets and Liabilities— Net (0.3%)			15,914
Net Assets (100%)			5,359,304
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,631,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $9,317,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	16	3,370	(116)
MSCI EAFE Index	December 2023	226	22,307	(1,293)
MSCI Emerging Markets Index	December 2023	60	2,758	(142)
Topix Index	December 2023	8	1,190	(54)
				(1,605)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Standard Chartered Bank	12/20/23	CHF	2,035	USD	2,278	—	(27)
JPMorgan Chase Bank, N.A.	12/20/23	INR	259,769	USD	3,116	—	(1)
JPMorgan Chase Bank, N.A.	12/20/23	JPY	615,589	USD	4,155	—	(58)
State Street Bank & Trust Co.	12/20/23	JPY	163,279	USD	1,134	—	(47)
State Street Bank & Trust Co.	12/20/23	USD	13,750	CHF	12,129	338	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	2,756	EUR	2,556	44	—
Toronto-Dominion Bank	12/20/23	USD	2,796	GBP	2,243	68	—

International Dividend Appreciation Index Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
UBS AG	12/20/23	USD	1,552	HKD	12,121	2	—
BNP Paribas	12/20/23	USD	9,543	JPY	1,408,449	169	—
						621	(133)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
INR—Indian rupee.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,416,914)	5,329,739
Affiliated Issuers (Cost $13,651)	13,651
Total Investments in Securities	5,343,390
Investment in Vanguard	187
Cash Collateral Pledged—Futures Contracts	995
Foreign Currency, at Value (Cost $2,773)	2,703
Receivables for Investment Securities Sold	13,244
Receivables for Accrued Income	23,983
Receivables for Capital Shares Issued	155
Variation Margin Receivable—Futures Contracts	68
Unrealized Appreciation—Forward Currency Contracts	621
Total Assets	5,385,346
Liabilities
Due to Custodian	13,101
Payables for Investment Securities Purchased	38
Collateral for Securities on Loan	9,317
Payables for Capital Shares Redeemed	241
Payables to Vanguard	552
Unrealized Depreciation—Forward Currency Contracts	133
Deferred Foreign Capital Gains Taxes	2,660
Total Liabilities	26,042
Net Assets	5,359,304
1 Includes $8,631,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	5,564,233
Total Distributable Earnings (Loss)	(204,929)
Net Assets	5,359,304

ETF Shares—Net Assets
Applicable to 72,797,359 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,065,177
Net Asset Value Per Share—ETF Shares	$69.58

Admiral Shares—Net Assets
Applicable to 8,682,661 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	294,127
Net Asset Value Per Share—Admiral Shares	$33.88

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	98,639
Non-Cash Dividends	9,282
Interest[2]	495
Securities Lending—Net	357
Total Income	108,773
Expenses
The Vanguard Group—Note B
Investment Advisory Services	351
Management and Administrative—ETF Shares	6,127
Management and Administrative—Admiral Shares	424
Marketing and Distribution—ETF Shares	203
Marketing and Distribution—Admiral Shares	14
Custodian Fees	231
Auditing Fees	43
Shareholders’ Reports—ETF Shares	173
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	3
Other Expenses	190
Total Expenses	7,764
Expenses Paid Indirectly	(121)
Net Expenses	7,643
Net Investment Income	101,130
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(97,782)
Futures Contracts	3,016
Forward Currency Contracts	(675)
Foreign Currencies	936
Realized Net Gain (Loss)	(94,505)

International Dividend Appreciation Index Fund
Statement of Operations (continued)
Year Ended October 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	360,966
Futures Contracts	(1,480)
Forward Currency Contracts	499
Foreign Currencies	875
Change in Unrealized Appreciation (Depreciation)	360,860
Net Increase (Decrease) in Net Assets Resulting from Operations	367,485
1	Dividends are net of foreign withholding taxes of $11,871,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $431,000, $157,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $872,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $138,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,130	77,130
Realized Net Gain (Loss)	(94,505)	(21,169)
Change in Unrealized Appreciation (Depreciation)	360,860	(1,130,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	367,485	(1,074,492)
Distributions
ETF Shares	(102,171)	(304,771)
Admiral Shares	(6,568)	(23,591)
Total Distributions	(108,739)	(328,362)
Capital Share Transactions
ETF Shares	1,318,690	662,695
Admiral Shares	23,781	25,028
Net Increase (Decrease) from Capital Share Transactions	1,342,471	687,723
Total Increase (Decrease)	1,601,217	(715,131)
Net Assets
Beginning of Period	3,758,087	4,473,218
End of Period	5,359,304	3,758,087

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$64.12	$89.86	$69.97	$68.72	$58.65
Investment Operations
Net Investment Income[1]	1.476	1.401	1.094	.958	1.452[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	5.579	(20.753)	19.776	1.551	9.578
Total from Investment Operations	7.055	(19.352)	20.870	2.509	11.030
Distributions
Dividends from Net Investment Income	(1.595)	(1.206)	(.980)	(1.259)	(.960)
Distributions from Realized Capital Gains	—	(5.182)	—	—	—
Total Distributions	(1.595)	(6.388)	(.980)	(1.259)	(.960)
Net Asset Value, End of Period	$69.58	$64.12	$89.86	$69.97	$68.72
Total Return	10.94%	-22.90%	29.93%	3.73%	18.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,065	$3,508	$4,150	$2,456	$1,305
Ratio of Total Expenses to Average Net Assets	0.15%[4]	0.15%[4]	0.15%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.87%	1.28%	1.40%	2.24%[2]
Portfolio Turnover Rate[5]	14%	22%	65%	17%	42%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.388 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.01, and $.02.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.15%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.23	$43.72	$34.03	$33.42	$28.52
Investment Operations
Net Investment Income[1]	.714	.675	.518	.453	.686[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	2.709	(10.061)	9.645	.765	4.679
Total from Investment Operations	3.423	(9.386)	10.163	1.218	5.365
Distributions
Dividends from Net Investment Income	(.773)	(.583)	(.473)	(.608)	(.465)
Distributions from Realized Capital Gains	—	(2.521)	—	—	—
Total Distributions	(.773)	(3.104)	(.473)	(.608)	(.465)
Net Asset Value, End of Period	$33.88	$31.23	$43.72	$34.03	$33.42
Total Return[4]	10.88%	-22.85%	29.96%	3.72%	18.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$294	$250	$323	$220	$218
Ratio of Total Expenses to Average Net Assets	0.16%[5]	0.16%[5]	0.16%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.01%	1.85%	1.25%	1.36%	2.24%[2]
Portfolio Turnover Rate[6]	14%	22%	65%	17%	42%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.188 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.00, and $.00.
4	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.16%.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

International Dividend Appreciation Index Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

International Dividend Appreciation Index Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

International Dividend Appreciation Index Fund
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $187,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $121,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

International Dividend Appreciation Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	880,970	—	—	880,970
Common Stocks—Other	48,284	4,396,803	—	4,445,087
Preferred Stock	—	3,682	—	3,682
Temporary Cash Investments	13,651	—	—	13,651
Total	942,905	4,400,485	—	5,343,390
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	621	—	621
Liabilities
Futures Contracts[1]	1,605	—	—	1,605
Forward Currency Contracts	—	133	—	133
Total	1,605	133	—	1,738
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	621	621
Total Assets	—	621	621

Unrealized Depreciation—Futures Contracts[1]	1,605	—	1,605
Unrealized Depreciation—Forward Currency Contracts	—	133	133
Total Liabilities	1,605	133	1,738
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International Dividend Appreciation Index Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	3,016	—	3,016
Forward Currency Contracts	—	(675)	(675)
Realized Net Gain (Loss) on Derivatives	3,016	(675)	2,341
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,480)	—	(1,480)
Forward Currency Contracts	—	499	499
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,480)	499	(981)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	21,784
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(100,617)
Capital Loss Carryforwards	(127,908)
Qualified Late-Year Losses	—
Other Temporary Differences	1,812
Total	(204,929)

International Dividend Appreciation Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	108,739	197,526
Long-Term Capital Gains	—	130,836
Total	108,739	328,362
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,441,314
Gross Unrealized Appreciation	513,475
Gross Unrealized Depreciation	(611,450)
Net Unrealized Appreciation (Depreciation)	(97,975)
G.	During the year ended October 31, 2023, the fund purchased $2,028,997,000 of investment securities and sold $702,474,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,142,381,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,318,690	18,084	676,377	8,730
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(13,682)	(200)
Net Increase (Decrease)—ETF Shares	1,318,690	18,084	662,695	8,530
Admiral Shares
Issued[1]	60,629	1,724	65,935	1,814
Issued in Lieu of Cash Distributions	5,467	155	20,104	513
Redeemed[2]	(42,315)	(1,192)	(61,011)	(1,723)
Net Increase (Decrease)—Admiral Shares	23,781	687	25,028	604
1	Includes purchase fees for fiscal 2023 and 2022 of $148,000 and $200,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2023 and 2022 of $93,000 and $203,000, respectively (fund totals).

International Dividend Appreciation Index Fund
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At October 31, 2023, one shareholder was a record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund ETF Shares Net Asset Value	14.53%	4.75%	6.50%	$16,223
International High Dividend Yield Index Fund ETF Shares Market Price	14.51	4.86	6.54	16,266
FTSE All-World ex US High Dividend Yield Index	14.32	4.85	6.83	16,606
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund Admiral Shares	13.91%	4.65%	6.00%	$15,634
FTSE All-World ex US High Dividend Yield Index	14.32	4.85	6.37	16,050
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2023
	One Year	Five Years	Since Inception (2/25/2016)
International High Dividend Yield Index Fund ETF Shares Market Price	14.51%	26.80%	62.66%
International High Dividend Yield Index Fund ETF Shares Net Asset Value	14.53	26.14	62.23
FTSE All-World ex US High Dividend Yield Index	14.32	26.71	66.06
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2023
Japan	14.9%
United Kingdom	12.7
Australia	7.7
Canada	7.2
France	6.4
Germany	6.3
Switzerland	6.0
China	4.9
Taiwan	4.5
Italy	2.9
Spain	2.8
Brazil	2.8
South Korea	1.6
Hong Kong	1.6
Saudi Arabia	1.5
Singapore	1.5
Netherlands	1.4
Sweden	1.3
India	1.3
Finland	1.2
South Africa	1.1
Mexico	1.0
Other	7.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (98.1%)
Australia (7.7%)
BHP Group Ltd.	3,137,574	88,817
Commonwealth Bank of Australia	1,051,130	64,661
National Australia Bank Ltd.	1,957,283	35,063
ANZ Group Holdings Ltd.	1,868,874	29,470
Westpac Banking Corp.	2,170,108	28,497
Woodside Energy Group Ltd.	1,176,824	25,631
Macquarie Group Ltd.	227,488	23,383
Wesfarmers Ltd.	706,635	22,735
Rio Tinto Ltd.	233,249	17,423
Transurban Group	1,909,167	14,373
Fortescue Metals Group Ltd.	990,573	14,092
QBE Insurance Group Ltd.	929,071	9,213
Santos Ltd.	1,829,987	8,929
Amcor plc GDR	899,097	7,933
Coles Group Ltd.	806,537	7,828
Brambles Ltd.	867,751	7,242
Suncorp Group Ltd.	784,866	6,681
Origin Energy Ltd.	1,065,101	6,179
South32 Ltd.	2,847,940	6,093
Telstra Group Ltd.	2,511,789	6,091
Computershare Ltd. (XASX)	371,121	5,857
Insurance Australia Group Ltd.	1,522,887	5,494
Sonic Healthcare Ltd.	275,876	5,052
ASX Ltd.	120,452	4,303
APA Group	784,784	4,114
Lottery Corp. Ltd.	1,381,739	3,988
Mineral Resources Ltd.	106,033	3,908
Medibank Pvt Ltd.	1,699,583	3,709
Atlas Arteria Ltd.	899,566	3,041
Ampol Ltd.	147,505	2,991
Endeavour Group Ltd.	854,954	2,686
AGL Energy Ltd.	373,181	2,551
Worley Ltd.	238,662	2,495
Aurizon Holdings Ltd.	1,103,067	2,403
Incitec Pivot Ltd.	1,213,799	2,119
Whitehaven Coal Ltd.	437,295	2,060
Bendigo & Adelaide Bank Ltd.	350,688	1,943
JB Hi-Fi Ltd.	66,849	1,922
Metcash Ltd.	611,890	1,433
Orora Ltd.	855,043	1,340
		Shares	Market Value• ($000)
	Bank of Queensland Ltd.	396,257	1,288
	New Hope Corp. Ltd.	328,711	1,210
	AMP Ltd.	1,742,183	1,161
	CSR Ltd.	308,885	1,104
	Beach Energy Ltd.	1,071,757	1,056
	Challenger Ltd.	278,205	1,037
	Downer EDI Ltd.	413,411	994
	Harvey Norman Holdings Ltd.	359,923	841
*	Alumina Ltd.	1,690,293	840
	Perpetual Ltd.	67,443	825
	Deterra Royalties Ltd.	261,442	781
	TPG Telecom Ltd.	226,557	747
	Insignia Financial Ltd.	413,914	544
*	Adbri Ltd.	287,640	361
	Magellan Financial Group Ltd.	85,033	353
	Yancoal Australia Ltd.	104,366	320
	Platinum Asset Management Ltd.	298,039	213
			507,418
Austria (0.3%)
	Erste Group Bank AG	189,614	6,790
	OMV AG	88,202	3,868
	Verbund AG	41,411	3,598
	ANDRITZ AG	42,526	1,958
	voestalpine AG	69,912	1,746
	Telekom Austria AG	79,208	553
*	Eurotelesites AG	19,673	66
			18,579
Belgium (0.3%)
	KBC Group NV	153,465	8,446
	Solvay SA	43,199	4,567
	Groupe Bruxelles Lambert NV	61,114	4,470
	Ageas SA	104,141	4,000
			21,483
Brazil (1.8%)
	Vale SA	2,331,488	31,908
	Petroleo Brasileiro SA	2,281,500	17,123
	B3 SA - Brasil Bolsa Balcao	3,534,514	7,782
	Ambev SA	2,678,050	6,831
	Centrais Eletricas Brasileiras SA	799,982	5,528
	Banco Do Brasil SA	528,618	5,069
	Banco BTG Pactual SA	811,000	4,761
	JBS SA	855,300	3,398

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Vibra Energia SA	687,567	2,699
	BB Seguridade Participacoes SA	410,257	2,503
	Itau Unibanco Holding SA	547,600	2,468
	Itau Unibanco Holding SA ADR	448,683	2,383
	Cosan SA	744,700	2,326
	Ultrapar Participacoes SA	503,600	2,043
	Banco Bradesco SA	815,646	1,988
	Klabin SA	459,800	1,952
	Energisa SA	178,300	1,648
	CCR SA	682,510	1,622
	Telefonica Brasil SA	177,418	1,592
	TIM SA	505,454	1,521
	Hypera SA	241,882	1,453
	Lojas Renner SA	585,700	1,424
	Banco Santander Brasil SA	229,002	1,223
	Banco Bradesco SA ADR	379,134	1,058
	Transmissora Alianca de Energia Eletrica SA	141,619	949
	Cia Siderurgica Nacional SA	381,400	890
	Engie Brasil Energia SA	104,616	816
	CPFL Energia SA	118,100	783
[1]	Telefonica Brasil SA ADR	87,513	780
	Cia Energetica de Minas Gerais ADR	329,795	749
	Sao Martinho SA	96,600	679
	Caixa Seguridade Participacoes SA	284,800	611
	Porto Seguro SA	113,418	567
	Neoenergia SA	145,600	506
	Cia Energetica de Minas Gerais	155,000	473
	Cielo SA	670,700	468
	SLC Agricola SA	63,760	465
	CSN Mineracao SA	327,300	336
	Dexco SA	213,510	291
	Usinas Siderurgicas de Minas Gerais SA Usiminas	70,900	93
	Cia Paranaense de Energia	20,292	32
	Ambev SA ADR	348	1
			121,792
Canada (7.2%)
	Royal Bank of Canada	864,277	69,030
	Toronto-Dominion Bank	1,133,851	63,334
	Enbridge Inc.	1,320,117	42,305
	Canadian Natural Resources Ltd.	662,421	42,064
	Bank of Montreal	441,615	33,371
	Bank of Nova Scotia	741,716	30,032
	Suncor Energy Inc.	825,797	26,743
	TC Energy Corp.	641,976	22,110
	Manulife Financial Corp.	1,164,219	20,266
	Canadian Imperial Bank of Commerce	548,754	19,354
	Sun Life Financial Inc.	364,014	16,626
	National Bank of Canada	209,669	13,036
	Restaurant Brands International Inc.	191,236	12,846
	Fortis Inc. (XTSE)	301,316	11,963
	Pembina Pipeline Corp.	342,055	10,527
	Power Corp. of Canada	335,166	8,075
	BCE Inc.	188,235	6,988
		Shares	Market Value• ($000)
[2]	Hydro One Ltd.	195,579	5,072
	TELUS Corp.	302,073	4,871
	Brookfield Asset Management Ltd. Class A	167,444	4,800
	Great-West Lifeco Inc.	166,561	4,615
[1]	Canadian Tire Corp. Ltd. Class A	32,618	3,146
	IGM Financial Inc.	49,338	1,111
			472,285
Chile (0.2%)
	Banco De Chile	26,467,024	2,719
	Empresas COPEC SA	297,034	1,966
	Empresas CMPC SA	734,723	1,314
	Cencosud SA	809,933	1,313
*	Enel Americas SA	11,642,980	1,197
	Banco de Credito e Inversiones SA	49,303	1,179
	Banco Santander Chile SA	21,369,516	931
	Enel Chile SA	14,751,042	873
	Banco Santander Chile ADR	40,730	709
	Colbun SA	4,218,743	612
	Cia Cervecerias Unidas SA	83,046	472
	Cencosud Shopping SA	297,617	432
	Banco Itau Chile SA	43,162	379
			14,096
China (4.9%)
	China Construction Bank Corp. Class H	58,107,000	32,863
	Industrial & Commercial Bank of China Ltd. Class H	48,754,000	23,365
	Ping An Insurance Group Co. of China Ltd. Class H	3,890,000	19,732
	Bank of China Ltd. Class H	44,768,000	15,639
	China Merchants Bank Co. Ltd. Class H	2,368,438	8,984
	PetroChina Co. Ltd. Class H	13,000,000	8,485
	China Petroleum & Chemical Corp. Class H	15,042,000	7,693
	Agricultural Bank of China Ltd. Class H	18,204,000	6,724
	China Shenhua Energy Co. Ltd. Class H	2,124,500	6,512
	China Resources Land Ltd.	1,709,000	6,397
	China Life Insurance Co. Ltd. Class H	4,636,000	6,279
	PICC Property & Casualty Co. Ltd. Class H	4,140,000	4,728
	China Overseas Land & Investment Ltd.	2,388,700	4,508
	China Pacific Insurance Group Co. Ltd. Class H	1,588,800	3,914
	China Merchants Bank Co. Ltd. Class A	879,942	3,702
	China Yangtze Power Co. Ltd. Class A	1,041,800	3,214
	Ping An Insurance Group Co. of China Ltd. Class A	472,000	2,933
	CITIC Securities Co. Ltd. Class H	1,425,257	2,773

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
[2]	China Tower Corp. Ltd. Class H	29,250,000	2,728
[2]	Postal Savings Bank of China Co. Ltd. Class H	5,827,000	2,660
	Bank of Communications Ltd. Class H	4,463,000	2,640
	CITIC Ltd.	3,047,000	2,590
	China CITIC Bank Corp. Ltd. Class H	5,501,620	2,454
	Agricultural Bank of China Ltd. Class A	4,936,156	2,422
	China Resources Power Holdings Co. Ltd.	1,191,000	2,308
	Industrial & Commercial Bank of China Ltd. Class A	3,507,100	2,268
	Yankuang Energy Group Co. Ltd. Class H	1,249,000	2,169
	Anhui Conch Cement Co. Ltd. Class H	862,828	2,147
	Great Wall Motor Co. Ltd. Class H	1,453,000	2,031
	Bank of China Ltd. Class A	3,626,200	1,933
	Kunlun Energy Co. Ltd.	2,314,000	1,928
	Sinopharm Group Co. Ltd. Class H	780,400	1,866
	Industrial Bank Co. Ltd. Class A	900,900	1,858
[2]	Fuyao Glass Industry Group Co. Ltd. Class H	381,200	1,738
	COSCO SHIPPING Holdings Co. Ltd. Class H	1,708,000	1,737
[2]	Longfor Group Holdings Ltd.	1,192,120	1,735
	People's Insurance Co. Group of China Ltd. Class H	5,241,000	1,729
	Yangzijiang Shipbuilding Holdings Ltd.	1,593,700	1,689
[2]	CGN Power Co. Ltd. Class H	6,934,000	1,666
	China Gas Holdings Ltd.	1,817,400	1,634
	China Resources Gas Group Ltd.	545,300	1,612
[2]	China Feihe Ltd.	2,538,000	1,577
	Tingyi Cayman Islands Holding Corp.	1,177,000	1,562
	China Vanke Co. Ltd. Class H	1,605,805	1,502
	Hengan International Group Co. Ltd.	442,343	1,482
[2]	Topsports International Holdings Ltd.	1,744,000	1,467
[2]	Huatai Securities Co. Ltd. Class H	1,097,200	1,436
	China Minsheng Banking Corp. Ltd. Class H	4,182,470	1,390
	China National Building Material Co. Ltd. Class H	2,888,000	1,375
	Bank of Communications Co. Ltd. Class A	1,733,800	1,334
	China Hongqiao Group Ltd.	1,417,000	1,327
	Haitong Securities Co. Ltd. Class H	2,255,200	1,295
		Shares	Market Value• ($000)
	China Petroleum & Chemical Corp. Class A	1,715,900	1,281
	China State Construction Engineering Corp. Ltd. Class A	1,771,900	1,254
	China Railway Group Ltd. Class H	2,640,000	1,246
	Guangdong Investment Ltd.	1,788,000	1,220
	China Medical System Holdings Ltd.	749,000	1,198
	Shanghai Pudong Development Bank Co. Ltd. Class A	1,268,000	1,182
	China Power International Development Ltd.	3,019,370	1,173
	China State Construction International Holdings Ltd.	1,092,000	1,170
	China Coal Energy Co. Ltd. Class H	1,485,000	1,166
	China Pacific Insurance Group Co. Ltd. Class A	303,950	1,152
	China Galaxy Securities Co. Ltd. Class H	2,244,000	1,148
	China Shenhua Energy Co. Ltd. Class A	273,200	1,131
	Kingboard Holdings Ltd.	459,500	1,119
	CRRC Corp. Ltd. Class H	2,573,000	1,072
	Qifu Technology Inc. ADR	72,067	1,066
	Yuexiu Property Co. Ltd.	1,024,680	1,066
	Foxconn Industrial Internet Co. Ltd. Class A	527,300	1,062
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	282,400	1,059
	New China Life Insurance Co. Ltd. Class H	477,633	1,048
	Shaanxi Coal Industry Co. Ltd. Class A	423,400	1,044
	Jiangxi Copper Co. Ltd. Class H	736,000	1,041
	PetroChina Co. Ltd. Class A	1,059,500	1,032
	COSCO SHIPPING Holdings Co. Ltd. Class A	764,600	1,022
	China Merchants Port Holdings Co. Ltd.	788,000	1,003
	Beijing Enterprises Holdings Ltd.	295,000	983
	GF Securities Co. Ltd. Class H	746,000	971
	Minth Group Ltd.	426,000	951
	Guangzhou Automobile Group Co. Ltd. Class H	1,960,000	918
	C&D International Investment Group Ltd.	403,000	907
	Bosideng International Holdings Ltd.	2,184,000	862
*	Inner Mongolia Yitai Coal Co. Ltd. Class B	617,400	847
	China Taiping Insurance Holdings Co. Ltd.	914,400	845
	Jiangsu Expressway Co. Ltd. Class H	922,000	838
	JOYY Inc. ADR	21,020	818
	Fosun International Ltd.	1,355,000	812

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Poly Developments and Holdings Group Co. Ltd. Class A	516,100	777
	China Everbright Environment Group Ltd.	2,269,000	775
	Sinotruk Hong Kong Ltd.	406,260	765
	China National Nuclear Power Co. Ltd. Class A	751,100	762
	China Minsheng Banking Corp. Ltd. Class A	1,495,840	761
	China United Network Communications Ltd. Class A	1,223,800	746
	Dongfeng Motor Group Co. Ltd. Class H	1,684,000	741
	China Everbright Bank Co. Ltd. Class H	2,539,000	724
	SAIC Motor Corp. Ltd. Class A	362,800	720
[2]	Guotai Junan Securities Co. Ltd. Class H	637,600	712
	China Railway Group Ltd. Class A	853,100	705
	China Everbright Bank Co. Ltd. Class A	1,623,000	659
[2]	China Merchants Securities Co. Ltd. Class H	793,171	656
	Baoshan Iron & Steel Co. Ltd. Class A	760,700	651
	China Communications Services Corp. Ltd. Class H	1,540,000	630
	Far East Horizon Ltd.	894,000	629
	Daqin Railway Co. Ltd. Class A	628,200	619
	Shenzhen International Holdings Ltd.	929,000	612
	Postal Savings Bank of China Co. Ltd. Class A	976,200	610
	China Cinda Asset Management Co. Ltd. Class H	6,184,200	601
	Gree Electric Appliances Inc. of Zhuhai Class A	129,200	599
	Chongqing Rural Commercial Bank Co. Ltd. Class H	1,563,000	592
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	405,300	590
	Kingboard Laminates Holdings Ltd.	612,000	574
	China Construction Bank Corp. Class A	668,400	573
	Huaxia Bank Co. Ltd. Class A	732,800	561
	Bank of Beijing Co. Ltd. Class A	892,600	557
	Guotai Junan Securities Co. Ltd. Class A	270,200	546
	Cosco Shipping Ports Ltd.	902,000	544
	Zhejiang Expressway Co. Ltd. Class H	704,000	530
	Huadian Power International Corp. Ltd. Class H	1,300,000	522
	Sinotrans Ltd. Class H	1,588,000	522
		Shares	Market Value• ($000)
	Beijing Enterprises Water Group Ltd.	2,428,000	512
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	331,300	500
	Greentown China Holdings Ltd.	515,000	500
	Haitong Securities Co. Ltd. Class A	368,100	492
	Uni-President China Holdings Ltd.	714,000	486
	China Jinmao Holdings Group Ltd.	3,924,800	481
[2]	CSC Financial Co. Ltd. Class H	524,000	472
	Bank of Shanghai Co. Ltd. Class A	567,633	471
	China Vanke Co. Ltd. Class A	302,400	468
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	887,000	461
	China CITIC Bank Corp. Ltd. Class A	619,200	455
[2]	China Railway Signal & Communication Corp. Ltd. Class H	1,448,000	453
	Lao Feng Xiang Co. Ltd. Class B	133,600	452
	Huatai Securities Co. Ltd. Class A	205,600	451
	GF Securities Co. Ltd. Class A	222,500	451
	Henan Shuanghui Investment & Development Co. Ltd. Class A	125,400	449
	Bank of Nanjing Co. Ltd. Class A	404,700	434
	Yanzhou Coal Mining Co. Ltd. Class A	160,496	429
	TBEA Co. Ltd. Class A	219,440	420
	Sinopec Engineering Group Co. Ltd. Class H	824,500	412
	Chongqing Changan Automobile Co. Ltd. Class B	869,416	400
	Citic Pacific Special Steel Group Co. Ltd. Class A	201,402	400
	Shougang Fushan Resources Group Ltd.	1,202,164	395
	Lufax Holding Ltd. ADR	411,716	393
	New China Life Insurance Co. Ltd. Class A	83,900	383
	Bank of Hangzhou Co. Ltd. Class A	256,950	376
	Sichuan Chuantou Energy Co. Ltd. Class A	183,500	369
[2]	BAIC Motor Corp. Ltd. Class H	1,226,500	358
	Shanghai International Port Group Co. Ltd. Class A	511,000	349
	Huayu Automotive Systems Co. Ltd. Class A	145,300	348
	China Suntien Green Energy Corp. Ltd. Class H	972,000	338

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Towngas Smart Energy Co. Ltd.	810,185	336
	China Lesso Group Holdings Ltd.	621,000	333
	Metallurgical Corp. of China Ltd. Class H	1,677,000	333
	China Everbright Ltd.	554,000	330
	China Resources Cement Holdings Ltd.	1,278,000	329
	Sichuan Road & Bridge Co. Ltd. Class A	306,180	323
	Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	122,100	318
*	Hopson Development Holdings Ltd.	538,963	316
	Shanghai Industrial Holdings Ltd.	256,000	313
	Anhui Conch Cement Co. Ltd. Class A	94,600	313
*	Hengli Petrochemical Co. Ltd. Class A	152,100	305
	People's Insurance Co. Group of China Ltd. Class A	410,000	299
	Guanghui Energy Co. Ltd. Class A	289,700	297
	Shenzhen Expressway Corp. Ltd.	354,000	292
	Shanxi Coking Coal Energy Group Co. Ltd. Class A	247,000	292
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	231,120	289
*	Sinopec Shanghai Petrochemical Co. Ltd. Class H	2,086,720	280
	China Merchants Securities Co. Ltd. Class A	144,300	279
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	684,862	273
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	109,600	270
	Guosen Securities Co. Ltd. Class A	204,100	268
	Livzon Pharmaceutical Group Inc. Class H	90,600	268
[2]	Legend Holdings Corp. Class H	301,000	268
	China National Chemical Engineering Co. Ltd. Class A	267,800	256
	China Reinsurance Group Corp. Class H	4,535,000	255
	Anhui Expressway Co. Ltd. Class H	262,000	252
	Henan Shenhuo Coal & Power Co. Ltd. Class A	110,700	249
	Bank of Jiangsu Co. Ltd. Class A	258,660	244
	LB Group Co. Ltd. Class A	94,400	240
[2]	Orient Securities Co. Ltd. Class H	509,200	237
		Shares	Market Value• ($000)
*,2	China Bohai Bank Co. Ltd. Class H	1,589,000	233
	China International Marine Containers Group Co. Ltd. Class H	438,900	231
	Shenzhen Expressway Corp. Ltd. Class A	170,400	225
	Ningxia Baofeng Energy Group Co. Ltd. Class A	112,100	221
	Lee & Man Paper Manufacturing Ltd.	758,000	216
	Hunan Valin Steel Co. Ltd. Class A	266,900	213
	Huaxin Cement Co. Ltd. Class H	221,300	211
	Shenzhen Investment Ltd.	1,398,000	205
*,2	A-Living Smart City Services Co. Ltd.	429,250	202
	Goldwind Science & Technology Co. Ltd.	415,000	198
[2]	Shenwan Hongyuan Group Co. Ltd. Class H	1,053,600	195
	Dongfang Electric Corp. Ltd. Class H	198,400	190
	Western Mining Co. Ltd. Class A	109,300	188
	Beijing Jingneng Clean Energy Co. Ltd. Class H	892,000	185
	Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	205,900	183
	Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	92,800	173
	Hubei Energy Group Co. Ltd. Class A	284,700	167
	Zhejiang Supor Co. Ltd. Class A	23,900	164
	Bank of Changsha Co. Ltd. Class A	161,300	162
	Huaibei Mining Holdings Co. Ltd. Class A	79,800	160
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	141,000	159
	Heilongjiang Agriculture Co. Ltd. Class A	90,700	158
	Maanshan Iron & Steel Co. Ltd. Class A	418,800	158
	Bank of Guiyang Co. Ltd. Class A	220,100	157
[2]	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H	129,000	156
	BBMG Corp. Class H	1,562,000	154
	Shui On Land Ltd.	1,737,000	153
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	285,400	153
	Jointown Pharmaceutical Group Co. Ltd. Class A	157,701	153
	Pingdingshan Tianan Coal Mining Co. Ltd. Class A	112,200	153
	Luxi Chemical Group Co. Ltd. Class A	98,200	152
	Shanghai Tunnel Engineering Co. Ltd. Class A	187,800	145
	Xiamen C & D Inc. Class A	107,600	144

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
*	Beijing Shougang Co. Ltd. Class A	270,100	143
*	Sinopec Shanghai Petrochemical Co. Ltd. Class A	344,300	141
	Huadian Power International Corp. Ltd. Class A	209,600	141
	Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	128,250	141
	China Merchants Expressway Network & Technology Holdings Co. Ltd. Class A	108,848	139
	Chengxin Lithium Group Co. Ltd. Class A	43,400	139
	China International Marine Containers Group Co. Ltd. Class A	150,900	136
[2]	Everbright Securities Co. Ltd. Class H	197,200	134
[1]	China Meidong Auto Holdings Ltd.	250,000	134
	Weifu High-Technology Group Co. Ltd. Class A	59,700	132
	China World Trade Center Co. Ltd. Class A	48,600	132
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	89,400	131
*	Yanlord Land Group Ltd.	316,800	131
	Tangshan Jidong Cement Co. Ltd. Class A	133,800	131
	Sinoma International Engineering Co. Class A	97,000	131
	China South Publishing & Media Group Co. Ltd. Class A	84,300	130
	Angang Steel Co. Ltd. Class H	554,000	122
	Nanjing Iron & Steel Co. Ltd. Class A	234,000	122
	Gemdale Corp. Class A	165,900	117
	Lao Feng Xiang Co. Ltd. Class A	13,800	117
	Shanghai Construction Group Co. Ltd. Class A	324,300	117
	Huafa Industrial Co. Ltd. Zhuhai Class A	101,800	117
	Hubei Xingfa Chemicals Group Co. Ltd. Class A	43,600	117
*	Oriental Energy Co. Ltd. Class A	81,500	117
	Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	98,802	113
	YongXing Special Materials Technology Co. Ltd. Class A	16,510	113
	Huafon Chemical Co. Ltd. Class A	112,800	112
*	Jinke Smart Services Group Co. Ltd. Class H	111,800	112
*	Hengyi Petrochemical Co. Ltd. Class A	112,700	111
	Shandong Hi-speed Co. Ltd. Class A	119,200	108
	Livzon Pharmaceutical Group Inc. Class A	22,300	107
		Shares	Market Value• ($000)
*	FAW Jiefang Group Co. Ltd. Class A	82,700	104
	China Coal Energy Co. Ltd. Class A	83,800	99
	G-bits Network Technology Xiamen Co. Ltd. Class A	2,700	98
	Jiangsu Expressway Co. Ltd. Class A	71,100	96
	Xinxing Ductile Iron Pipes Co. Ltd. Class A	167,900	94
	Keda Industrial Group Co. Ltd. Class A	62,600	93
	Bank of Suzhou Co. Ltd. Class A	107,200	92
	Tian Di Science & Technology Co. Ltd. Class A	129,800	92
	Beijing Capital Eco-Environment Protection Group Co. Ltd. Class A	233,700	88
	Tangshan Sanyou Chemical Industries Co. Ltd. Class A	111,200	88
	Joyoung Co. Ltd. Class A	47,500	87
	Guizhou Panjiang Refined Coal Co. Ltd. Class A	104,800	87
	Bank of Chengdu Co. Ltd. Class A	51,000	86
	Zhengzhou Coal Mining Machinery Group Co. Ltd. Class A	50,500	85
	Jizhong Energy Resources Co. Ltd. Class A	95,600	84
	Huaxin Cement Co. Ltd. Class A	39,900	81
	Universal Scientific Industrial Shanghai Co. Ltd. Class A	40,900	81
	Chongqing Department Store Co. Ltd. Class A	22,000	81
	CSG Holding Co. Ltd. Class A	108,600	80
	China Railway Signal & Communication Corp. Ltd. Class A	124,675	80
	Angang Steel Co. Ltd. Class A	210,700	77
	Chinese Universe Publishing and Media Group Co. Ltd. Class A	48,800	77
	Anhui Expressway Co. Ltd. Class A	55,300	77
	Xinjiang Tianshan Cement Co. Ltd. Class A	75,500	74
	Shenzhen Gas Corp. Ltd. Class A	79,800	74
	Maanshan Iron & Steel Co. Ltd. Class H	432,000	71
	Tianshan Aluminum Group Co. Ltd. Class A	78,600	70
	Zhuzhou Kibing Group Co. Ltd. Class A	60,300	66
	Bluestar Adisseo Co. Class A	57,900	60
	Sichuan Yahua Industrial Group Co. Ltd. Class A	30,100	58

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Weifu High-Technology Group Co. Ltd. Class B	46,400	52
	Bank of Qingdao Co. Ltd. Class A	84,450	38
	Chongqing Rural Commercial Bank Co. Ltd. Class A	58,700	34
	Chongqing Water Group Co. Ltd. Class A	39,200	30
	North Huajin Chemical Industries Co. Ltd. Class A	33,200	27
	Zhejiang Runtu Co. Ltd. Class A	27,500	25
	Shanghai AJ Group Co. Ltd. Class A	35,400	25
	Sansteel Minguang Co. Ltd. Fujian Class A	36,500	24
	Shenzhen Jinjia Group Co. Ltd. Class A	29,400	24
	Zhejiang Semir Garment Co. Ltd. Class A	24,400	20
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	15,400	13
	Metallurgical Corp. of China Ltd. Class A	15,100	7
			323,625
Colombia (0.1%)
	Bancolombia SA ADR	67,291	1,708
[1]	Ecopetrol SA ADR	133,475	1,576
	Bancolombia SA	178,952	1,276
	Interconexion Electrica SA ESP	275,906	972
	Ecopetrol SA	137,413	81
			5,613
Czech Republic (0.1%)
	CEZ A/S	98,161	4,202
	Komercni banka A/S	44,920	1,316
[2]	Moneta Money Bank A/S	226,035	874
			6,392
Denmark (0.1%)
	Tryg A/S	212,707	4,154
Egypt (0.0%)
	Telecom Egypt Co.	171,834	189
Finland (1.2%)
	Nordea Bank Abp (XHEL)	2,118,486	22,321
	Sampo OYJ Class A	294,797	11,594
	UPM-Kymmene OYJ	330,379	11,126
	Kone OYJ Class B	203,836	8,827
	Stora Enso OYJ Class R	360,809	4,336
	Elisa OYJ	88,046	3,735
	Wartsila OYJ Abp	302,804	3,614
	Metso OYJ	400,087	3,525
	Fortum OYJ	268,543	3,189
	Kesko OYJ Class B	167,179	2,827
	Orion OYJ Class B	65,121	2,591
	Valmet OYJ	102,530	2,301
*	Mandatum OYJ	294,835	1,139
			81,125
France (6.4%)
	TotalEnergies SE	1,397,186	93,412
	Sanofi SA	677,987	61,566
	BNP Paribas SA	661,658	38,048
	Vinci SA	305,497	33,780
		Shares	Market Value• ($000)
	AXA SA	1,106,062	32,773
	Danone SA	387,475	23,051
	Cie de Saint-Gobain SA	290,773	15,828
	Orange SA	1,190,901	14,008
	Cie Generale des Etablissements Michelin SCA	438,142	13,017
	Publicis Groupe SA	143,062	10,893
	Veolia Environnement SA	395,894	10,848
	Societe Generale SA	441,631	9,924
	Credit Agricole SA	681,553	8,230
	Engie SA (XPAR)	451,244	7,177
	Carrefour SA	359,736	6,307
	Bouygues SA	131,162	4,614
	Eiffage SA	46,179	4,191
*	Engie SA PF 2025	249,131	3,962
	Vivendi SE	412,616	3,700
*	Engie SA Loyalty Line 2024	201,086	3,198
	Rexel SA	147,498	3,012
	SCOR SE	95,444	2,850
*	Sodexo SA Loyalty Shares 2026	26,287	2,782
*	Engie SA Loyalty Shares	132,130	2,102
[2]	La Francaise des Jeux SAEM	61,073	1,970
[2]	Amundi SA	35,094	1,833
	Sodexo SA (XPAR)	17,018	1,801
	Valeo SE	127,614	1,686
	Wendel SE	16,449	1,232
*	Sodexo Prime De Fidelite 2027	10,878	1,151
[2]	ALD SA	119,887	806
			419,752
Germany (6.0%)
	Siemens AG (Registered)	464,409	61,627
	Allianz SE (Registered)	247,729	58,029
	Deutsche Telekom AG (Registered)	2,104,810	45,682
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	85,633	34,365
	Mercedes-Benz Group AG	536,225	31,548
	Bayer AG (Registered)	611,824	26,436
	BASF SE	553,628	25,582
	Deutsche Post AG	585,699	22,868
	Bayerische Motoren Werke AG (XETR)	191,903	17,848
	E.ON SE	1,382,545	16,450
	Deutsche Bank AG (Registered)	1,254,656	13,807
	Vonovia SE	435,842	10,034
	Hannover Rueck SE	37,307	8,238
	Heidelberg Materials AG	87,411	6,345
*	LEG Immobilien SE (XETR)	45,998	2,875
	Evonik Industries AG	126,027	2,319
	Volkswagen AG	18,592	2,149
	Talanx AG	32,823	2,068
	HOCHTIEF AG	13,502	1,399
	Wacker Chemie AG	9,198	1,129
	Telefonica Deutschland Holding AG	570,417	970
	Traton SE	33,453	660
	Fielmann Group AG	14,630	630

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
[2]	DWS Group GmbH & Co. KGaA	20,902	614
			393,672
Greece (0.1%)
	Mytilineos SA	63,575	2,355
	OPAP SA	114,904	1,946
	JUMBO SA	67,260	1,770
	Hellenic Telecommunications Organization SA	106,789	1,497
	Motor Oil Hellas Corinth Refineries SA	35,857	854
	Helleniq Energy Holdings SA	31,772	233
	Autohellas Tourist and Trading SA	11,951	161
			8,816
Hong Kong (1.6%)
	Sun Hung Kai Properties Ltd.	877,500	9,011
	CK Hutchison Holdings Ltd.	1,634,500	8,274
	CLP Holdings Ltd.	1,029,500	7,535
	CK Asset Holdings Ltd.	1,214,084	6,068
	BOC Hong Kong Holdings Ltd.	2,226,000	5,887
	Lenovo Group Ltd.	4,678,000	5,444
	Hang Seng Bank Ltd.	445,900	5,098
	Jardine Matheson Holdings Ltd.	122,704	4,972
	Hong Kong & China Gas Co. Ltd.	6,703,400	4,666
	Power Assets Holdings Ltd.	849,599	4,062
	Wharf Real Estate Investment Co. Ltd.	964,000	3,372
	MTR Corp. Ltd.	891,000	3,331
[2]	WH Group Ltd.	4,824,599	2,881
	Swire Pacific Ltd. Class A	349,788	2,234
	Henderson Land Development Co. Ltd.	811,587	2,123
	Hongkong Land Holdings Ltd.	668,000	2,119
	Sino Land Co. Ltd.	2,100,000	2,097
	CK Infrastructure Holdings Ltd.	373,472	1,731
	ASMPT Ltd.	195,500	1,656
	Want Want China Holdings Ltd.	2,649,000	1,646
	New World Development Co. Ltd.	888,750	1,631
	Chow Tai Fook Jewellery Group Ltd.	1,072,400	1,514
	Hang Lung Properties Ltd.	1,142,576	1,502
	Xinyi Glass Holdings Ltd.	1,291,000	1,483
	PCCW Ltd.	2,663,793	1,304
	Swire Properties Ltd.	650,498	1,260
	SITC International Holdings Co. Ltd.	780,000	1,202
	NWS Holdings Ltd.	854,000	1,011
	Orient Overseas International Ltd.	78,500	990
[2]	BOC Aviation Ltd.	129,800	798
	Hysan Development Co. Ltd.	380,000	700
	Bank of East Asia Ltd.	576,580	685
	Kerry Properties Ltd.	400,000	673
		Shares	Market Value• ($000)
	VTech Holdings Ltd.	104,200	606
	Man Wah Holdings Ltd.	901,200	560
	First Pacific Co. Ltd.	1,414,000	535
	Yue Yuen Industrial Holdings Ltd.	436,500	510
	DFI Retail Group Holdings Ltd.	173,300	370
	Dah Sing Financial Holdings Ltd.	131,200	297
	Johnson Electric Holdings Ltd.	220,000	273
	Cafe de Coral Holdings Ltd.	185,170	233
	Dah Sing Banking Group Ltd.	205,600	135
	Guotai Junan International Holdings Ltd.	1,517,000	120
[2]	Js Global Lifestyle Co. Ltd.	763,500	120
	Hutchison Telecommunications Hong Kong Holdings Ltd.	656,000	88
			102,807
Hungary (0.1%)
	Richter Gedeon Nyrt	92,105	2,160
	MOL Hungarian Oil & Gas plc	268,995	2,141
	Magyar Telekom Telecommunications plc	232,796	362
			4,663
Iceland (0.0%)
[2]	Arion Banki HF	860,920	792
	Islandsbanki HF	649,775	480
			1,272
India (1.3%)
	HCL Technologies Ltd.	654,435	10,038
	ITC Ltd.	1,857,881	9,563
	NTPC Ltd.	2,927,567	8,294
	Power Grid Corp. of India Ltd.	2,604,296	6,325
	Oil & Natural Gas Corp. Ltd.	2,417,278	5,409
	Coal India Ltd.	1,418,568	5,355
	Tech Mahindra Ltd.	377,965	5,151
	Hero MotoCorp Ltd.	79,757	2,960
	Indian Oil Corp. Ltd.	2,642,180	2,846
	REC Ltd.	769,442	2,660
	Bajaj Auto Ltd.	41,343	2,637
	Power Finance Corp. Ltd.	886,533	2,625
	Bharat Petroleum Corp. Ltd.	608,938	2,553
	Gail India Ltd.	1,615,001	2,319
	Vedanta Ltd.	728,715	1,896
	NMDC Ltd. (XNSE)	707,410	1,311
	Petronet LNG Ltd.	460,791	1,104
*	Hindustan Petroleum Corp. Ltd.	370,651	1,103
*	Indus Towers Ltd.	517,727	1,071
	Canara Bank	216,778	1,002
	Piramal Enterprises Ltd.	79,541	932
	Steel Authority of India Ltd.	872,762	879
	NHPC Ltd.	1,368,331	825
	Oil India Ltd.	210,547	757
	Oracle Financial Services Software Ltd.	15,210	709

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Indian Bank	129,743	655
	Bank of India	477,495	550
	Hindustan Zinc Ltd.	137,438	488
	Castrol India Ltd.	291,664	477
[2]	Nippon Life India Asset Management Ltd.	88,866	418
	Sun TV Network Ltd.	51,739	394
[2]	General Insurance Corp. of India	57,497	158
			83,464
Indonesia (0.7%)
	Bank Rakyat Indonesia Persero Tbk PT	43,855,959	13,713
	Bank Mandiri Persero Tbk PT	27,402,900	9,790
	Telkom Indonesia Persero Tbk PT	29,268,500	6,416
	Astra International Tbk PT	12,411,400	4,515
	Bank Negara Indonesia Persero Tbk PT	9,303,400	2,808
	United Tractors Tbk PT	898,104	1,421
	Adaro Energy Tbk PT	7,652,800	1,235
	Indofood Sukses Makmur Tbk PT	2,750,100	1,151
	Indofood CBP Sukses Makmur Tbk PT	1,478,200	963
	Unilever Indonesia Tbk PT	3,525,900	804
	Sarana Menara Nusantara Tbk PT	11,149,100	625
	Perusahaan Gas Negara Persero Tbk PT	6,541,500	517
	Indocement Tunggal Prakarsa Tbk PT	847,200	495
	Gudang Garam Tbk PT	259,100	380
	Bukit Asam Tbk PT	2,387,700	373
	Hanjaya Mandala Sampoerna Tbk PT	4,664,800	267
	Astra Agro Lestari Tbk PT	298,700	133
	Bank Danamon Indonesia Tbk PT	714,300	123
	Surya Citra Media Tbk PT	8,010,100	76
			45,805
Ireland (0.1%)
	Bank of Ireland Group plc	655,320	5,873
	AIB Group plc	796,245	3,457
			9,330
Israel (0.3%)
	Bank Leumi Le-Israel BM	956,603	6,161
	Bank Hapoalim BM	828,450	5,926
	Israel Discount Bank Ltd. Class A	779,007	3,424
	Mizrahi Tefahot Bank Ltd.	85,923	2,660
	ICL Group Ltd.	444,290	2,161
	Bezeq The Israeli Telecommunication Corp. Ltd.	1,254,031	1,543
	Phoenix Holdings Ltd.	99,368	844
			22,719
Italy (2.8%)
	Enel SpA	4,848,096	30,774
	UniCredit SpA	1,088,909	27,299
	Stellantis NV	1,353,165	25,280
	Intesa Sanpaolo SpA	9,622,283	25,074
	Eni SpA	1,346,028	22,004
	Assicurazioni Generali SpA	840,000	16,685
		Shares	Market Value• ($000)
	Terna - Rete Elettrica Nazionale	872,119	6,678
	Snam SpA	1,419,868	6,511
	Mediobanca Banca di Credito Finanziario SpA	404,974	4,838
	FinecoBank Banca Fineco SpA	384,903	4,541
	Banco BPM SpA	845,868	4,328
[2]	Poste Italiane SpA	285,671	2,828
[2]	Infrastrutture Wireless Italiane SpA	220,886	2,419
	A2A SpA	943,953	1,772
	Italgas SpA	302,281	1,536
	Hera SpA	480,787	1,352
[2]	Pirelli & C SpA	299,139	1,333
	Banca Mediolanum SpA	153,979	1,257
	UnipolSai Assicurazioni SpA	280,740	665
			187,174
Japan (14.8%)
	Toyota Motor Corp.	7,439,061	130,137
	Mitsubishi UFJ Financial Group Inc.	7,225,600	60,617
	Sumitomo Mitsui Financial Group Inc.	791,754	38,169
	Mitsui & Co. Ltd.	922,512	33,528
	Mitsubishi Corp.	710,300	33,111
	Honda Motor Co. Ltd.	3,065,700	31,420
	ITOCHU Corp.	825,584	29,738
	KDDI Corp.	990,524	29,631
	Mizuho Financial Group Inc.	1,577,863	26,790
	Tokio Marine Holdings Inc.	1,155,502	25,851
	Takeda Pharmaceutical Co. Ltd.	948,200	25,739
	Nippon Telegraph & Telephone Corp.	17,682,500	20,808
	Softbank Corp.	1,705,182	19,280
	Japan Tobacco Inc.	738,600	17,194
	Marubeni Corp.	950,000	13,891
	Canon Inc.	587,100	13,879
	ORIX Corp.	734,400	13,356
	Sumitomo Corp.	679,238	13,352
	Bridgestone Corp.	349,330	13,220
	Komatsu Ltd.	568,620	13,065
	Dai-ichi Life Holdings Inc.	585,100	12,360
	Japan Post Holdings Co. Ltd.	1,288,941	11,409
	Daiwa House Industry Co. Ltd.	400,900	11,027
	Nippon Steel Corp.	509,500	10,989
	MS&AD Insurance Group Holdings Inc.	280,500	10,278
	Inpex Corp.	579,200	8,405
	Japan Post Bank Co. Ltd.	905,011	8,389
	Sompo Holdings Inc.	191,400	8,291
	Sumitomo Mitsui Trust Holdings Inc.	219,000	8,212
	Toyota Tsusho Corp.	138,830	7,391
	Nippon Yusen KK	298,600	7,306
	Nomura Holdings Inc.	1,873,714	7,239
	Resona Holdings Inc.	1,316,996	7,037
	Sekisui House Ltd.	340,902	6,676
	Kirin Holdings Co. Ltd.	460,400	6,470
	ENEOS Holdings Inc.	1,743,051	6,459
	Subaru Corp.	372,109	6,441

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Kansai Electric Power Co. Inc.	454,600	5,821
	T&D Holdings Inc.	307,300	5,482
	Mitsui OSK Lines Ltd.	206,310	5,326
	Chubu Electric Power Co. Inc.	431,400	5,213
	Daiwa Securities Group Inc.	887,014	5,115
	JFE Holdings Inc.	357,400	4,980
	Sumitomo Electric Industries Ltd.	464,800	4,880
	Asahi Kasei Corp.	761,500	4,682
	Kawasaki Kisen Kaisha Ltd.	136,500	4,681
	Yamaha Motor Co. Ltd.	190,200	4,648
	Mitsubishi Chemical Group Corp.	802,200	4,539
	Kajima Corp.	262,300	4,335
	Daito Trust Construction Co. Ltd.	40,400	4,334
	Aisin Corp.	108,200	3,769
	AGC Inc.	110,600	3,762
	Taisei Corp.	108,800	3,690
	Obayashi Corp.	419,400	3,592
	Isuzu Motors Ltd.	318,900	3,556
	Mazda Motor Corp.	353,200	3,414
	SBI Holdings Inc.	150,600	3,240
	Idemitsu Kosan Co. Ltd.	139,683	3,172
	Concordia Financial Group Ltd.	669,700	3,112
	Sojitz Corp.	139,000	2,886
	Ricoh Co. Ltd.	355,800	2,884
	Niterra Co. Ltd.	123,100	2,755
	SUMCO Corp.	210,000	2,714
	Chiba Bank Ltd.	364,100	2,712
	Mitsui Chemicals Inc.	106,100	2,674
	Mitsubishi HC Capital Inc. (XTKS)	405,320	2,672
	Fukuoka Financial Group Inc.	99,000	2,617
	Kobe Steel Ltd.	204,200	2,414
	Kuraray Co. Ltd.	210,400	2,407
	Sumitomo Chemical Co. Ltd.	925,700	2,353
	Shimizu Corp.	329,100	2,342
	Hulic Co. Ltd.	248,186	2,275
	Seiko Epson Corp.	161,700	2,245
	Japan Post Insurance Co. Ltd.	115,900	2,232
	Brother Industries Ltd.	142,900	2,229
	Tosoh Corp.	171,400	2,099
	Sumitomo Forestry Co. Ltd.	85,600	2,021
	Kyushu Railway Co.	98,500	2,014
	NGK Insulators Ltd.	159,700	1,951
	Haseko Corp.	154,886	1,906
	Amada Co. Ltd.	193,800	1,880
*	Kyushu Electric Power Co. Inc.	293,000	1,872
	Cosmo Energy Holdings Co. Ltd.	50,940	1,863
	Mebuki Financial Group Inc.	614,900	1,861
	Nikon Corp.	188,000	1,785
	Lixil Corp.	162,400	1,781
	Marui Group Co. Ltd.	112,300	1,776
	Sanwa Holdings Corp.	125,400	1,692
	Tokyo Tatemono Co. Ltd.	122,800	1,631
		Shares	Market Value• ($000)
	Electric Power Development Co. Ltd.	105,800	1,622
*	Toshiba Corp.	53,330	1,621
	Sumitomo Heavy Industries Ltd.	69,400	1,589
	Hachijuni Bank Ltd.	278,700	1,587
	Nomura Real Estate Holdings Inc.	67,000	1,565
	Tokyo Century Corp.	39,400	1,518
	Yokohama Rubber Co. Ltd.	82,000	1,515
	Credit Saison Co. Ltd.	100,700	1,509
	Mitsubishi Gas Chemical Co. Inc.	109,600	1,481
[1]	Aozora Bank Ltd.	71,800	1,464
	INFRONEER Holdings Inc.	138,400	1,460
	Toyo Seikan Group Holdings Ltd.	86,400	1,453
	Air Water Inc.	114,800	1,447
	NSK Ltd.	268,400	1,445
	COMSYS Holdings Corp.	66,200	1,362
	Iida Group Holdings Co. Ltd.	87,000	1,351
	Daicel Corp.	151,100	1,285
	EXEO Group Inc.	61,600	1,279
	Taiheiyo Cement Corp.	73,400	1,258
	Yamaguchi Financial Group Inc.	131,100	1,203
	Coca-Cola Bottlers Japan Holdings Inc.	88,000	1,180
	Sumitomo Rubber Industries Ltd.	115,300	1,170
	JTEKT Corp.	140,600	1,159
	Kamigumi Co. Ltd.	56,400	1,144
	Yamada Holdings Co. Ltd.	358,000	1,132
	Hirogin Holdings Inc.	177,500	1,129
	DMG Mori Co. Ltd.	66,100	1,093
	Casio Computer Co. Ltd.	126,000	1,010
	Penta-Ocean Construction Co. Ltd.	170,600	1,003
	Kaneka Corp.	40,900	1,001
	Yamato Kogyo Co. Ltd.	20,600	987
	Nippon Electric Glass Co. Ltd.	49,200	984
	Denka Co. Ltd.	53,700	970
	Toyoda Gosei Co. Ltd.	48,400	962
	UBE Corp.	61,900	953
	Toyo Tire Corp.	62,200	924
	Fuyo General Lease Co. Ltd.	11,300	919
	Mitsui Mining & Smelting Co. Ltd.	34,300	891
	Nippon Kayaku Co. Ltd.	101,200	869
	DIC Corp.	53,300	840
	Daido Steel Co. Ltd.	21,400	839
	NOK Corp.	70,600	837
	Toda Corp.	149,800	832
	K's Holdings Corp.	88,200	821
	Kokuyo Co. Ltd.	51,700	801
	Seven Bank Ltd.	400,500	793
	Konica Minolta Inc.	278,900	781
	Amano Corp.	38,000	776
	Aica Kogyo Co. Ltd.	33,700	774
	Nippon Shokubai Co. Ltd.	18,500	687
	Pigeon Corp.	64,400	684
	Kyudenko Corp.	22,300	666
	TS Tech Co. Ltd.	58,900	660
	NHK Spring Co. Ltd.	91,400	647

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Toyota Boshoku Corp.	37,200	647
	AEON Financial Service Co. Ltd.	77,000	635
	Shikoku Electric Power Co. Inc.	92,400	631
	Canon Marketing Japan Inc.	26,100	626
	Kandenko Co. Ltd.	64,900	601
	Nipro Corp.	72,700	554
	Heiwa Corp.	35,700	505
	Itoham Yonekyu Holdings Inc.	15,160	419
	Fuji Media Holdings Inc.	32,000	318
	Noevir Holdings Co. Ltd.	8,100	284
	Matsui Securities Co. Ltd.	56,600	281
			974,474
Kuwait (0.3%)
	National Bank of Kuwait SAKP	4,649,695	13,181
	Mobile Telecommunications Co. KSCP	1,211,848	1,885
*	Agility Public Warehousing Co. KSC	1,026,270	1,747
	Gulf Bank KSCP	1,124,198	862
	Humansoft Holding Co. KSC	54,496	535
	Burgan Bank SAK	473,301	250
			18,460
Malaysia (0.8%)
	Malayan Banking Bhd.	4,594,897	8,701
	Public Bank Bhd.	8,830,400	7,712
	CIMB Group Holdings Bhd.	4,956,700	5,939
	Tenaga Nasional Bhd.	2,267,033	4,711
	Petronas Chemicals Group Bhd.	1,784,200	2,751
	CELCOMDIGI Bhd.	2,393,900	2,126
	Petronas Gas Bhd.	467,332	1,687
	MISC Bhd.	1,033,144	1,573
	Hong Leong Bank Bhd.	383,400	1,561
	Kuala Lumpur Kepong Bhd.	333,100	1,538
	Maxis Bhd.	1,796,000	1,493
	Gamuda Bhd.	1,448,800	1,412
	RHB Bank Bhd.	1,181,900	1,384
	Axiata Group Bhd.	2,723,800	1,246
	Sime Darby Bhd.	2,411,900	1,159
	Genting Bhd.	1,332,400	1,127
	AMMB Holdings Bhd.	1,383,400	1,110
	YTL Corp. Bhd.	2,872,023	881
	Genting Malaysia Bhd.	1,653,400	840
	IJM Corp. Bhd.	2,023,900	808
	Telekom Malaysia Bhd.	752,000	801
	Petronas Dagangan Bhd.	160,100	768
	Alliance Bank Malaysia Bhd.	686,100	494
	FGV Holdings Bhd.	301,300	83
	Astro Malaysia Holdings Bhd.	704,000	61
			51,966
Mexico (1.0%)
	Grupo Financiero Banorte SAB de CV Class O	1,804,300	14,643
	America Movil SAB de CV Series B	14,224,700	11,748
		Shares	Market Value• ($000)
	Wal-Mart de Mexico SAB de CV	3,220,735	11,528
	Grupo Mexico SAB de CV Series B	1,959,900	7,993
	Grupo Aeroportuario del Pacifico SAB de CV Class B	238,100	2,778
	Grupo Aeroportuario del Sureste SAB de CV Class B	127,715	2,752
	Coca-Cola Femsa SAB de CV	331,625	2,516
	Arca Continental SAB de CV	277,700	2,490
	Alfa SAB de CV Class A	2,189,100	1,365
[2]	Banco del Bajio SA	436,500	1,336
	Grupo Aeroportuario del Centro Norte SAB de CV	169,900	1,297
	Regional SAB de CV	149,000	1,134
	Promotora y Operadora de Infraestructura SAB de CV	135,250	1,107
	Kimberly-Clark de Mexico SAB de CV Class A	552,400	1,013
	Orbia Advance Corp. SAB de CV	623,800	1,011
	Qualitas Controladora SAB de CV	109,700	906
	Megacable Holdings SAB de CV	176,900	346
	Alpek SAB de CV	200,700	116
*	Controladora AXTEL SAB DE CV	2,057,200	26
			66,105
Netherlands (1.4%)
	ING Groep NV	2,244,919	28,781
	Koninklijke Ahold Delhaize NV	604,064	17,887
	Koninklijke Philips NV	574,107	10,921
	Koninklijke KPN NV	1,969,439	6,620
	NN Group NV	175,703	5,635
	Aegon Ltd.	1,049,203	5,102
	BE Semiconductor Industries NV	47,173	4,873
	Randstad NV	69,165	3,582
	ASR Nederland NV	90,976	3,395
[2]	ABN AMRO Bank NV GDR	236,389	3,184
[2]	Signify NV	76,426	1,981
	Koninklijke Vopak NV	40,619	1,370
[2]	CTP NV	64,485	940
			94,271
New Zealand (0.2%)
	Spark New Zealand Ltd.	1,148,599	3,334
	Contact Energy Ltd.	496,501	2,255
	Meridian Energy Ltd.	767,536	2,162
	Mercury NZ Ltd.	410,509	1,412
	Fletcher Building Ltd.	476,030	1,200
			10,363
Norway (0.9%)
	Equinor ASA	580,903	19,474
	DNB Bank ASA	636,465	11,483
	Aker BP ASA	190,980	5,504
	Norsk Hydro ASA	834,061	4,756
	Mowi ASA	277,302	4,506
	Telenor ASA	385,732	3,943

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Yara International ASA	101,135	3,309
	Orkla ASA	466,752	3,217
	Salmar ASA	38,901	1,845
	Gjensidige Forsikring ASA	109,621	1,644
	Var Energi ASA	348,287	1,177
	Aker ASA Class A	14,559	876
			61,734
Pakistan (0.0%)
	Oil & Gas Development Co. Ltd.	479,357	171
Philippines (0.1%)
	International Container Terminal Services Inc.	671,920	2,381
	PLDT Inc.	56,635	1,210
	Manila Electric Co.	160,630	1,005
	Globe Telecom Inc.	19,256	598
	Semirara Mining & Power Corp.	761,520	390
	DMCI Holdings Inc.	2,363,700	382
	LT Group Inc.	1,687,100	263
			6,229
Poland (0.3%)
	ORLEN SA	356,535	5,638
*	Powszechna Kasa Oszczednosci Bank Polski SA	539,802	5,592
	Powszechny Zaklad Ubezpieczen SA	347,347	3,930
	Bank Polska Kasa Opieki SA	97,730	2,970
*	Santander Bank Polska SA	20,731	2,251
	LPP SA	680	2,191
			22,572
Portugal (0.2%)
	EDP - Energias de Portugal SA	1,873,769	7,875
	Galp Energia SGPS SA	314,608	4,736
			12,611
Qatar (0.5%)
	Qatar National Bank QPSC	2,756,035	11,277
	Qatar Islamic Bank SAQ	1,123,894	5,376
	Industries Qatar QSC	968,669	3,254
	Commercial Bank PSQC	2,065,199	2,909
	Masraf Al Rayan QSC	3,804,705	2,196
	Qatar International Islamic Bank QSC	719,512	1,829
	Qatar Gas Transport Co. Ltd.	1,655,809	1,601
	Qatar Fuel QSC	364,587	1,488
	Ooredoo QPSC	511,190	1,388
	Qatar Electricity & Water Co. QSC	292,058	1,327
	Mesaieed Petrochemical Holding Co.	2,626,959	1,149
	Barwa Real Estate Co.	1,319,693	918
	Qatar Navigation QSC	335,866	833
	Qatar Aluminum Manufacturing Co.	1,594,031	541
	Vodafone Qatar QSC	1,058,784	518
			36,604
Romania (0.0%)
	Banca Transilvania SA	431,973	2,048
	OMV Petrom SA (XBSE)	10,983,205	1,255
		Shares	Market Value• ($000)
	Societatea Nationala Nuclearelectrica SA	27,902	271
			3,574
Russia (0.0%)
*,3	Inter Rao Ues PJSC	11,522,470	—
*,3	MMC Norilsk Nickel PJSC ADR	53,701	—
*,3	Sberbank of Russia PJSC	3,446,575	—
*,3	Mobile TeleSystems PJSC ADR	132,889	—
*,3	Moscow Exchange MICEX-RTS PJSC	482,108	—
*,3	Rosneft Oil Co. PJSC (Registered) GDR	190,781	—
*,3	MMC Norilsk Nickel PJSC	11,458	—
*,3	LUKOIL PJSC ADR	51,350	—
*,3	Gazprom PJSC ADR	748,819	—
*,3	Severstal PAO GDR (Registered)	34,635	—
*,3	Tatneft PJSC ADR	44,997	—
*,3	VTB Bank PJSC GDR (Registered)	802,016	—
*,3	Alrosa PJSC	840,362	—
*,3	PhosAgro PJSC (MISX)	7,446	—
*,3	United Co. Rusal International	796,030	—
*,3	Unipro PJSC	4,903,000	—
*,3	Polyus PJSC	9,549	—
*,3	RusHydro PJSC	41,940,310	—
*,3	Rostelecom PJSC	343,830	—
*,3	Tatneft PJSC	243,415	—
*,3	Novolipetsk Steel PJSC	373,254	—
*,3	Mobile TeleSystems PJSC	18,732	—
*,3	Magnit PJSC	20,521	—
*,3	Novatek PJSC	356,672	—
*,3	Gazprom PJSC	2,023,010	—
*,3	Mosenergo PJSC	1,739,000	—
*,3	Federal Grid Co. - Rosseti PJSC	83,950,000	—
*,3	Lukoil PJSC	76,646	—
*,3	Rosneft Oil Co. PJSC	211,479	—
*,3	Magnitogorsk Iron & Steel Works PJSC	732,540	—
*,3	Sistema PJSFC	903,430	—
*,3	Severstal PAO PJSC	28,686	—
*,3	PhosAgro PJSC	91	—
*,3	PhosAgro PJSC GDR (Registered)	14,173	—
			—
Saudi Arabia (1.5%)
[2]	Saudi Arabian Oil Co.	1,915,959	17,022
	Saudi National Bank	1,808,218	16,180
	Saudi Basic Industries Corp.	559,855	11,505
	Saudi Telecom Co.	1,114,936	11,422
	Riyad Bank	912,924	6,465
	Alinma Bank	605,587	5,315
	Saudi Awwal Bank	590,239	5,270
	SABIC Agri-Nutrients Co.	147,016	5,249
	Banque Saudi Fransi	372,186	3,558
	Arab National Bank	407,627	2,584
	Sahara International Petrochemical Co.	218,085	1,878
	Yanbu National Petrochemical Co.	169,388	1,712
	Saudi Industrial Investment Group	227,769	1,457

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Jarir Marketing Co.	363,631	1,403
	Saudi Investment Bank	294,032	1,153
*	Bank Al-Jazira	248,561	1,085
	Abdullah Al Othaim Markets Co.	270,061	938
	Advanced Petrochemical Co.	78,323	780
	Saudia Dairy & Foodstuff Co.	9,466	757
	Saudi Cement Co.	43,501	576
	Arabian Centres Co. Ltd.	97,083	519
	United Electronics Co.	24,008	513
	Southern Province Cement Co.	42,597	462
	Qassim Cement Co.	26,747	448
	Yanbu Cement Co.	44,557	383
			98,634
Singapore (1.5%)
	DBS Group Holdings Ltd.	1,130,878	27,168
	Oversea-Chinese Banking Corp. Ltd.	2,171,700	20,134
	United Overseas Bank Ltd.	755,045	14,893
	Singapore Telecommunications Ltd.	4,636,688	8,057
	Keppel Corp. Ltd.	879,512	3,992
	Singapore Exchange Ltd.	513,632	3,556
	Capitaland Investment Ltd.	1,626,400	3,492
	Wilmar International Ltd.	1,334,000	3,468
	Singapore Technologies Engineering Ltd.	945,600	2,596
	Genting Singapore Ltd.	3,558,500	2,236
	Venture Corp. Ltd.	164,300	1,403
	ComfortDelGro Corp. Ltd.	1,311,000	1,266
	Jardine Cycle & Carriage Ltd.	61,200	1,261
	NetLink NBN Trust	1,841,600	1,117
	Olam Group Ltd.	716,800	519
	Hutchison Port Holdings Trust	2,804,900	441
	StarHub Ltd.	405,100	305
	Keppel REIT	175,582	102
	Singapore Telecommunications Ltd. (XSES)	8,800	15
			96,021
South Africa (1.1%)
	FirstRand Ltd.	3,120,137	10,286
	Standard Bank Group Ltd.	829,077	8,137
	Gold Fields Ltd.	544,780	7,187
	Absa Group Ltd.	513,085	4,682
	Sasol Ltd.	361,835	4,573
	Shoprite Holdings Ltd.	295,396	3,786
	Sanlam Ltd.	1,078,499	3,784
	Bidvest Group Ltd.	221,032	3,127
	Nedbank Group Ltd.	285,456	3,075
	Sibanye Stillwater Ltd.	1,729,235	2,206
	Woolworths Holdings Ltd.	568,350	2,118
	Impala Platinum Holdings Ltd.	498,518	2,077
	Vodacom Group Ltd.	370,586	2,015
	Old Mutual Ltd. (XZIM)	2,697,953	1,716
*	NEPI Rockcastle NV	306,830	1,658
	Exxaro Resources Ltd.	146,177	1,467
		Shares	Market Value• ($000)
	Anglo American Platinum Ltd.	34,562	1,155
	Mr Price Group Ltd.	158,804	1,148
	Outsurance Group Ltd.	505,493	1,094
	Foschini Group Ltd.	194,288	1,051
	Investec Ltd.	169,172	926
	Kumba Iron Ore Ltd.	34,568	916
	Tiger Brands Ltd.	97,167	899
	Life Healthcare Group Holdings Ltd.	855,115	852
*	Multichoice Group	177,647	665
	African Rainbow Minerals Ltd.	64,047	528
	Santam Ltd.	22,595	332
			71,460
South Korea (1.5%)
	POSCO Holdings Inc.	46,375	14,197
	Hyundai Motor Co.	81,070	10,214
	KB Financial Group Inc.	231,464	8,823
	Kia Corp.	150,746	8,612
	Shinhan Financial Group Co. Ltd.	303,308	7,796
	Hana Financial Group Inc.	178,202	5,182
	KT&G Corp.	63,966	4,035
	Samsung Fire & Marine Insurance Co. Ltd.	19,756	3,778
	Woori Financial Group Inc.	415,154	3,667
	LG Corp.	56,465	3,232
	Samsung Life Insurance Co. Ltd.	46,302	2,479
	SK Inc.	21,133	2,228
	Korea Zinc Co. Ltd.	6,349	2,206
	HMM Co. Ltd.	181,827	1,969
	DB Insurance Co. Ltd.	27,288	1,775
	Industrial Bank of Korea	165,853	1,373
*	LG Display Co. Ltd.	136,332	1,234
	S-Oil Corp.	24,902	1,229
	HD Hyundai Co. Ltd.	25,317	1,078
	Posco International Corp.	27,811	1,037
	Samsung Securities Co. Ltd.	38,216	1,001
	Kumho Petrochemical Co. Ltd.	10,233	962
	LG Uplus Corp.	125,051	937
	Doosan Bobcat Inc.	30,160	867
	Korea Investment Holdings Co. Ltd.	22,876	855
	Hyundai Marine & Fire Insurance Co. Ltd.	36,007	840
	BNK Financial Group Inc.	162,547	818
	Fila Holdings Corp.	30,703	813
	GS Holdings Corp.	27,243	796
	Mirae Asset Securities Co. Ltd.	151,800	744
	Cheil Worldwide Inc.	42,886	631
	NH Investment & Securities Co. Ltd.	80,022	574
	DGB Financial Group Inc.	87,894	512
	S-1 Corp.	12,234	494
	Hanon Systems	96,050	490
	Samsung Card Co. Ltd.	20,923	486
	DL E&C Co. Ltd.	18,163	462
	GS Retail Co. Ltd.	23,008	414
	LOTTE Fine Chemical Co. Ltd.	9,541	396
	Lotte Corp.	19,731	381
	Lotte Shopping Co. Ltd.	6,705	359

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	GS Engineering & Construction Corp.	36,399	356
	KEPCO Plant Service & Engineering Co. Ltd.	12,771	309
	SK Chemicals Co. Ltd.	7,140	299
	SSANGYONG C&E Co. Ltd.	63,265	261
	Korea Gas Corp.	14,613	248
	DL Holdings Co. Ltd.	7,527	237
[1]	SD Biosensor Inc.	22,347	160
			101,846
Spain (2.8%)
	Iberdrola SA (XMAD)	3,679,121	40,919
	Banco Santander SA	9,965,519	36,653
	Banco Bilbao Vizcaya Argentaria SA	3,728,948	29,337
	Industria de Diseno Textil SA	655,089	22,612
	Telefonica SA	3,127,115	12,079
	Repsol SA	802,888	11,756
	CaixaBank SA	2,359,160	9,591
	ACS Actividades de Construccion y Servicios SA	137,951	4,989
	Redeia Corp. SA	271,716	4,237
	Endesa SA	196,484	3,697
	Bankinter SA	428,562	2,710
	Enagas SA	154,716	2,588
	Naturgy Energy Group SA	84,070	2,379
	Mapfre SA	615,098	1,279
			184,826
Sweden (1.3%)
	Volvo AB Class B	938,436	18,595
	Skandinaviska Enskilda Banken AB Class A	1,011,559	11,289
	Swedbank AB Class A	628,464	10,321
	Telefonaktiebolaget LM Ericsson Class B	1,799,841	8,063
[1]	Svenska Handelsbanken AB Class A	898,313	7,659
	H & M Hennes & Mauritz AB Class B	412,993	5,548
	Boliden AB	170,792	4,378
	SKF AB Class B	242,403	3,930
	Skanska AB Class B	223,894	3,362
	Telia Co. AB	1,554,089	3,295
	SSAB AB Class B	525,538	3,049
	Tele2 AB Class B	349,095	2,479
	Securitas AB Class B	298,758	2,393
*	Electrolux AB Class B	130,872	1,101
	Svenska Handelsbanken AB Class B	39,780	410
	SSAB AB Class A	46,501	279
	Telefonaktiebolaget LM Ericsson Class A	47,782	224
	Skandinaviska Enskilda Banken AB	16,996	195
			86,570
Switzerland (6.0%)
	Novartis AG (Registered)	1,288,988	120,675
	Roche Holding AG	422,502	108,883
	Zurich Insurance Group AG	92,569	43,970
	Swiss Re AG	179,517	19,615
	Holcim AG	306,547	18,953
	Partners Group Holding AG	13,723	14,531
		Shares	Market Value• ($000)
	Swiss Life Holding AG (Registered)	20,741	13,322
	Swisscom AG (Registered)	15,972	9,570
	Julius Baer Group Ltd.	126,739	7,511
	SGS SA (Registered)	89,989	7,349
*	Sandoz Group AG	256,880	6,679
	Swiss Prime Site AG (Registered)	47,408	4,406
	Baloise Holding AG (Registered)	28,654	4,114
	Adecco Group AG (Registered)	98,399	3,724
	PSP Swiss Property AG (Registered)	27,772	3,417
	Helvetia Holding AG (Registered)	21,596	2,903
	Roche Holding AG (Bearer)	7,333	1,998
	Banque Cantonale Vaudoise (Registered)	17,184	1,942
			393,562
Taiwan (4.5%)
	MediaTek Inc.	921,000	24,038
	Hon Hai Precision Industry Co. Ltd.	7,449,000	22,233
	United Microelectronics Corp.	7,288,000	10,481
	Quanta Computer Inc.	1,644,000	9,707
	Fubon Financial Holding Co. Ltd.	4,776,208	8,882
	CTBC Financial Holding Co. Ltd.	11,297,120	8,508
	Chunghwa Telecom Co. Ltd.	2,354,000	8,419
	Mega Financial Holding Co. Ltd.	6,974,321	7,914
	Cathay Financial Holding Co. Ltd.	5,686,973	7,718
	Nan Ya Plastics Corp.	3,504,000	6,704
	Uni-President Enterprises Corp.	2,971,000	6,233
	ASE Technology Holding Co. Ltd.	1,740,171	6,092
	Yuanta Financial Holding Co. Ltd.	7,761,340	5,831
	China Steel Corp.	7,652,000	5,709
	Formosa Plastics Corp.	2,285,879	5,436
	First Financial Holding Co. Ltd.	6,662,491	5,331
	Taiwan Cooperative Financial Holding Co. Ltd.	6,669,360	5,179
	Accton Technology Corp.	329,000	5,098
	Novatek Microelectronics Corp.	352,000	4,957
	Wistron Corp.	1,776,656	4,954
	Chailease Holding Co. Ltd.	880,610	4,777
	Asustek Computer Inc.	437,268	4,585
	Lite-On Technology Corp. ADR	1,341,194	4,176
	Largan Precision Co. Ltd.	63,000	4,035
	Taishin Financial Holding Co. Ltd.	7,498,059	3,999
	Formosa Chemicals & Fibre Corp.	2,111,000	3,972

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Hua Nan Financial Holdings Co. Ltd. Class C	6,329,046	3,969
	Yageo Corp.	240,613	3,923
	Taiwan Cement Corp. (XTAI)	3,927,119	3,913
	Sinopac Holdings Co.	7,058,775	3,893
	Realtek Semiconductor Corp.	292,000	3,639
	Unimicron Technology Corp.	810,000	3,613
*	China Development Financial Holding Corp.	9,756,000	3,410
	Taiwan Mobile Co. Ltd.	1,070,000	3,162
	Shanghai Commercial & Savings Bank Ltd.	2,281,677	3,023
	Pegatron Corp.	1,288,000	3,006
	President Chain Store Corp.	359,000	2,856
	E Ink Holdings Inc.	547,000	2,846
	Wiwynn Corp.	53,000	2,511
	Inventec Corp.	1,852,994	2,321
	Far EasTone Telecommunications Co. Ltd.	976,000	2,286
*	Shin Kong Financial Holdings Co. Ltd.	8,472,000	2,276
	Far Eastern New Century Corp.	2,486,000	2,265
	Catcher Technology Co. Ltd.	402,672	2,259
	Compal Electronics Inc.	2,491,000	2,167
	Micro-Star International Co. Ltd.	414,000	2,119
	AUO Corp.	4,303,000	2,083
	Formosa Petrochemical Corp.	836,000	2,042
	Evergreen Marine Corp. Taiwan Ltd.	612,800	2,039
	Asia Cement Corp.	1,615,000	1,994
	Eclat Textile Co. Ltd.	122,200	1,945
	Globalwafers Co. Ltd.	130,000	1,911
	Acer Inc.	1,730,000	1,828
	Synnex Technology International Corp.	829,000	1,759
	Teco Electric and Machinery Co. Ltd.	1,192,000	1,701
	Feng TAY Enterprise Co. Ltd.	304,273	1,680
	Sino-American Silicon Products Inc.	328,000	1,661
	ASE Technology Holding Co. Ltd. ADR	217,917	1,624
	Chicony Electronics Co. Ltd.	421,370	1,622
	Cheng Shin Rubber Industry Co. Ltd.	1,116,994	1,527
	Pou Chen Corp.	1,642,000	1,464
	Powertech Technology Inc.	429,000	1,394
	Vanguard International Semiconductor Corp.	563,500	1,224
	Zhen Ding Technology Holding Ltd.	397,000	1,200
	Foxconn Technology Co. Ltd.	690,190	1,120
	Taiwan High Speed Rail Corp.	1,221,000	1,109
	Giant Manufacturing Co. Ltd.	193,967	981
		Shares	Market Value• ($000)
	Nan Ya Printed Circuit Board Corp.	130,000	954
	Yulon Motor Co. Ltd.	360,288	828
	Taiwan Fertilizer Co. Ltd.	441,000	808
	Nien Made Enterprise Co. Ltd.	85,000	752
	Taiwan Secom Co. Ltd.	164,000	597
*	Taiwan Glass Industry Corp.	987,000	557
	Formosa Taffeta Co. Ltd.	585,000	455
	Transcend Information Inc.	195,000	442
	Formosa Sumco Technology Corp.	38,000	183
			293,909
Thailand (0.7%)
	PTT PCL	8,824,700	8,168
	Advanced Info Service PCL	695,804	4,262
	PTT Exploration & Production PCL	858,130	3,919
	Siam Cement PCL (Registered)	371,950	2,980
	Kasikornbank PCL NVDR	778,800	2,848
	SCB X PCL	1,037,800	2,845
	Krung Thai Bank PCL	3,806,400	1,990
	Charoen Pokphand Foods PCL	2,917,100	1,517
	Bangkok Bank PCL (Registered)	306,500	1,343
	TMBThanachart Bank PCL	27,177,900	1,262
	PTT Global Chemical PCL	1,258,299	1,208
	Land & Houses PCL (Registered)	5,725,100	1,203
	Kasikornbank PCL	312,300	1,142
	BTS Group Holdings PCL	5,063,600	1,050
	Banpu PCL (Registered)	4,969,550	1,050
	Thai Oil PCL	697,840	914
	Intouch Holdings PCL Class F	388,741	768
	Indorama Ventures PCL	1,091,300	719
	Ratch Group PCL	759,850	682
	Thai Union Group PCL Class F	1,697,500	638
	Siam Cement PCL NDVR	79,400	636
	Electricity Generating PCL	165,000	560
	Osotspa PCL	856,700	560
	Bangkok Bank PCL NVDR	117,300	514
	Srisawad Corp. PCL	350,800	405
	Intouch Holdings PCL NVDR	153,800	304
	IRPC PCL	5,548,800	297
	Siam City Cement PCL	57,232	213
			43,997
Turkey (0.3%)
	BIM Birlesik Magazalar A/S	273,501	2,630
	KOC Holding A/S	525,293	2,541
	Akbank TAS	1,934,833	2,016
	Turkiye Is Bankasi A/S Class C	1,926,243	1,432
*	Eregli Demir ve Celik Fabrikalari TAS	1,055,686	1,413
	Yapi ve Kredi Bankasi A/S	2,025,865	1,236
*	Turkcell Iletisim Hizmetleri A/S	725,056	1,230

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Haci Omer Sabanci Holding A/S	649,297	1,228
	Ford Otomotiv Sanayi A/S	39,303	1,092
	Tofas Turk Otomobil Fabrikasi A/S	74,626	635
	Turkiye Garanti Bankasi A/S	376,147	625
	Coca-Cola Icecek A/S	41,887	545
	Turk Traktor ve Ziraat Makineleri A/S	15,938	408
	Anadolu Efes Biracilik Ve Malt Sanayii A/S	106,874	377
[2]	Mavi Giyim Sanayi Ve Ticaret A/S Class B	96,165	324
*	Otokar Otomotiv Ve Savunma Sanayi A/S	20,098	283
	Dogus Otomotiv Servis ve Ticaret A/S	29,577	259
[2]	Enerjisa Enerji A/S	125,314	215
*	Turk Telekomunikasyon A/S	290,538	197
	Aygaz A/S	25,217	122
*	Iskenderun Demir ve Celik A/S	91,764	116
	Vestel Beyaz Esya Sanayi ve Ticaret A/S	155,588	92
			19,016
United Arab Emirates (0.5%)
	First Abu Dhabi Bank PJSC	2,730,309	9,427
	Abu Dhabi Commercial Bank PJSC	1,813,830	3,964
	Dubai Electricity & Water Authority PJSC	5,275,581	3,418
	Aldar Properties PJSC	2,335,801	3,309
	Dubai Islamic Bank PJSC	1,793,860	2,637
	Abu Dhabi Islamic Bank PJSC	927,229	2,598
	Abu Dhabi National Oil Co. for Distribution PJSC	1,761,955	1,612
	Air Arabia PJSC	1,378,666	984
	ADNOC Drilling Co. PJSC	947,099	939
	Borouge plc	1,340,552	916
	Dana Gas PJSC	4,071,965	898
	Dubai Investments PJSC	1,244,434	764
	Fertiglobe plc	695,004	608
			32,074
United Kingdom (12.6%)
	Shell plc (XLON)	4,176,662	134,601
	HSBC Holdings plc	12,289,327	88,734
	Unilever plc (XLON)	1,561,380	73,948
	BP plc	10,558,599	64,471
	GSK plc	2,503,175	44,624
	Rio Tinto plc	677,417	43,220
	British American Tobacco plc	1,386,921	41,431
	Glencore plc	7,623,218	40,379
	National Grid plc	2,288,927	27,291
	BAE Systems plc	1,900,222	25,551
	Lloyds Banking Group plc	39,696,439	19,320
	Anglo American plc	751,975	19,160
	Barclays plc	9,660,401	15,505
	Tesco plc	4,367,280	14,332
	3i Group plc	592,520	13,970
	SSE plc	679,866	13,511
	Vodafone Group plc	13,611,582	12,530
		Shares	Market Value• ($000)
	Imperial Brands plc	560,749	11,946
	Legal & General Group plc	3,700,934	9,535
	Aviva plc	1,684,081	8,157
	NatWest Group plc	3,391,680	7,380
	Centrica plc	3,436,245	6,578
	WPP plc	654,034	5,632
	Admiral Group plc	187,676	5,576
	Severn Trent plc	171,463	5,540
	United Utilities Group plc	426,087	5,511
	BT Group plc	3,894,982	5,350
	Smurfit Kappa Group plc	161,896	5,285
	Mondi plc (XLON)	301,587	4,878
	B&M European Value Retail SA	578,176	3,722
	DCC plc	61,677	3,426
	J Sainsbury plc	1,076,092	3,367
	M&G plc	1,368,813	3,305
	Coca-Cola HBC AG	124,411	3,230
	Berkeley Group Holdings plc	65,067	3,198
	Barratt Developments plc	609,883	3,076
	Kingfisher plc	1,188,943	3,036
	Taylor Wimpey plc	2,161,627	2,920
	DS Smith plc	827,839	2,871
	Intermediate Capital Group plc	176,527	2,811
	St. James's Place plc	332,921	2,595
	Phoenix Group Holdings plc	455,368	2,515
	Persimmon plc	197,755	2,449
	Endeavour Mining plc	115,407	2,381
	Schroders plc	524,042	2,360
	Abrdn plc	1,178,277	2,249
	Hargreaves Lansdown plc	234,433	2,019
	Johnson Matthey plc	110,880	2,016
	ITV plc	2,297,708	1,789
[2]	Airtel Africa plc	696,705	960
*,3	Evraz plc	193,110	—
			830,241
Total Common Stocks (Cost $6,658,971)			6,467,515
Preferred Stocks (1.3%)
	Petroleo Brasileiro SA Preference Shares	3,504,983	24,151
	Volkswagen AG Preference Shares	124,508	13,204
	Itau Unibanco Holding SA Preference Shares	2,421,907	12,883
	Banco Bradesco SA Preference Shares	2,967,817	8,235
	Itausa SA Preference Shares (BVMF)	3,231,797	5,538
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	85,153	4,124
	Bayerische Motoren Werke AG Preference Shares	38,143	3,243
	Gerdau SA Preference Shares	667,675	2,883
	Hyundai Motor Co. Preference Shares	27,688	2,045

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Centrais Eletricas Brasileiras SA Preference Shares Class B	183,100	1,396
	Cia Energetica de Minas Gerais Preference Shares	584,671	1,361
	Cia Paranaense de Energia Preference Shares	793,900	1,321
	Hyundai Motor Co. Preference Shares (XKRX)	16,835	1,251
	LG Chem Ltd. Preference Shares	4,754	993
	Metalurgica Gerdau SA Preference Shares	419,900	860
	Bradespar SA Preference Shares	146,407	649
	Embotelladora Andina SA Preference Shares Class B	269,139	547
	CTEEP-Cia de Transmissao de Energia Eletrica Paulista. Preference Shares	117,608	494
	Samsung Fire & Marine Insurance Co. Ltd. (XKRX) Preference Shares	2,781	381
	Usinas Siderurgicas de Minas Gerais SA Usiminas Preference Shares Class A	285,100	374
	Mirae Asset Securities Co. Ltd. (XKRX) Preference Shares	111,672	290
	Grupo Aval Acciones y Valores SA Preference Shares	2,492,466	279
	LG H&H Co. Ltd. Preference Shares	1,378	145
	Hanwha Corp. Preference Shares	11,497	113
*	Itausa SA Preference Shares	47,420	81
	CJ CheilJedang Corp. Preference Shares	652	60
[3]	Transneft PJSC Preference Shares	527	—
		Shares	Market Value• ($000)
[3]	Tatneft PJSC Preference Shares	51,803	—
[3]	Surgutneftegas PJSC Preference Shares	2,513,070	—
Total Preferred Stocks (Cost $96,910)			86,901
Rights (0.0%)
*	Gulf Bank KSCP Exp. 11/12/23	87,267	2
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[4,5]	Vanguard Market Liquidity Fund, 5.420% (Cost $9,997)	99,990	9,998
Total Investments (99.5%) (Cost $6,765,878)			6,564,416
Other Assets and Liabilities— Net (0.5%)			31,257
Net Assets (100%)			6,595,673
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,408,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $67,961,000, representing 1.0% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $8,046,000 was received for securities on loan, of which $6,959,000 is held in Vanguard Market Liquidity Fund and $1,087,000 is held in cash.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
FTSE 100 Index	December 2023	85	7,571	(274)
MSCI EAFE Index	December 2023	175	17,273	(716)
MSCI Emerging Markets Index	December 2023	207	9,514	(460)
S&P TSX 60 Index	December 2023	34	5,565	(285)
				(1,735)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	12/20/23	AUD	9,049	USD	5,720	31	—
JPMorgan Chase Bank, N.A.	12/20/23	CAD	8,516	USD	6,304	—	(157)
BNP Paribas	12/20/23	GBP	6,231	USD	7,602	—	(25)
JPMorgan Chase Bank, N.A.	12/20/23	JPY	800,000	USD	5,425	—	(101)
Toronto-Dominion Bank	12/20/23	USD	6,867	AUD	10,650	99	—
Goldman Sachs International	12/20/23	USD	3,248	BRL	16,335	27	—
State Street Bank & Trust Co.	12/20/23	USD	6,349	CHF	5,600	156	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	3,994	EUR	3,705	64	—
Toronto-Dominion Bank	12/20/23	USD	779	GBP	625	19	—
UBS AG	12/20/23	USD	3,799	HKD	29,667	5	—
BNP Paribas	12/20/23	USD	14,745	JPY	2,176,262	261	—
Royal Bank of Canada	12/20/23	USD	2,512	JPY	365,321	81	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	4,233	TWD	134,320	65	—
						808	(283)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
TWD—Taiwanese dollar.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,755,881)	6,554,418
Affiliated Issuers (Cost $9,997)	9,998
Total Investments in Securities	6,564,416
Investment in Vanguard	236
Cash	1,087
Cash Collateral Pledged—Futures Contracts	1,471
Foreign Currency, at Value (Cost $7,681)	7,005
Receivables for Investment Securities Sold	36,000
Receivables for Accrued Income	32,365
Receivables for Capital Shares Issued	107
Unrealized Appreciation—Forward Currency Contracts	808
Total Assets	6,643,495
Liabilities
Due to Custodian	35,882
Payables for Investment Securities Purchased	117
Collateral for Securities on Loan	8,046
Payables for Capital Shares Redeemed	355
Payables to Vanguard	757
Variation Margin Payable—Futures Contracts	19
Unrealized Depreciation—Forward Currency Contracts	283
Deferred Foreign Capital Gains Taxes	2,363
Total Liabilities	47,822
Net Assets	6,595,673
1 Includes $7,408,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	6,930,281
Total Distributable Earnings (Loss)	(334,608)
Net Assets	6,595,673

ETF Shares—Net Assets
Applicable to 103,130,559 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,166,761
Net Asset Value Per Share—ETF Shares	$59.80

Admiral Shares—Net Assets
Applicable to 14,794,089 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	428,912
Net Asset Value Per Share—Admiral Shares	$28.99

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	302,611
Interest[2]	367
Securities Lending—Net	1,210
Total Income	304,188
Expenses
The Vanguard Group—Note B
Investment Advisory Services	437
Management and Administrative—ETF Shares	10,758
Management and Administrative—Admiral Shares	852
Marketing and Distribution—ETF Shares	309
Marketing and Distribution—Admiral Shares	25
Custodian Fees	1,140
Auditing Fees	43
Shareholders’ Reports—ETF Shares	243
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	4
Other Expenses	85
Total Expenses	13,902
Expenses Paid Indirectly	(202)
Net Expenses	13,700
Net Investment Income	290,488
Realized Net Gain (Loss)
Investment Securities Sold[2]	(64,460)
Futures Contracts	3,972
Forward Currency Contracts	204
Foreign Currencies	250
Realized Net Gain (Loss)	(60,034)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	437,480
Futures Contracts	(2,184)
Forward Currency Contracts	(268)
Foreign Currencies	(181)
Change in Unrealized Appreciation (Depreciation)	434,847
Net Increase (Decrease) in Net Assets Resulting from Operations	665,301
1	Dividends are net of foreign withholding taxes of $31,626,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $296,000, ($2,194,000), less than $1,000, and ($4,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $1,969,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	290,488	215,954
Realized Net Gain (Loss)	(60,034)	(22,768)
Change in Unrealized Appreciation (Depreciation)	434,847	(919,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	665,301	(726,696)
Distributions
ETF Shares	(268,252)	(187,355)
Admiral Shares	(20,696)	(20,245)
Total Distributions	(288,948)	(207,600)
Capital Share Transactions
ETF Shares	1,631,404	1,981,919
Admiral Shares	(29,756)	114,673
Net Increase (Decrease) from Capital Share Transactions	1,601,648	2,096,592
Total Increase (Decrease)	1,978,001	1,162,296
Net Assets
Beginning of Period	4,617,672	3,455,376
End of Period	6,595,673	4,617,672

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$54.67	$67.77	$50.47	$61.27	$58.85
Investment Operations
Net Investment Income[1]	2.908	3.259	2.824	2.076	2.746
Net Realized and Unrealized Gain (Loss) on Investments[2]	5.072	(13.260)	16.986	(10.944)	2.302
Total from Investment Operations	7.980	(10.001)	19.810	(8.868)	5.048
Distributions
Dividends from Net Investment Income	(2.850)	(3.099)	(2.510)	(1.932)	(2.628)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.850)	(3.099)	(2.510)	(1.932)	(2.628)
Net Asset Value, End of Period	$59.80	$54.67	$67.77	$50.47	$61.27
Total Return	14.53%	-15.16%	39.55%	-14.55%	8.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,167	$4,198	$3,061	$1,325	$1,264
Ratio of Total Expenses to Average Net Assets	0.22%[3]	0.22%[3]	0.22%	0.28%[3]	0.27%
Ratio of Net Investment Income to Average Net Assets	4.68%	5.24%	4.29%	3.81%	4.59%
Portfolio Turnover Rate[4]	8%	16%	18%	20%	15%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.01, $.00, $.03, and $.01.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.22%, 0.22%, and 0.27%, respectively.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.51	$32.85	$24.45	$29.69	$28.52
Investment Operations
Net Investment Income[1]	1.390	1.559	1.329	1.034	1.322
Net Realized and Unrealized Gain (Loss) on Investments[2]	2.470	(6.398)	8.286	(5.336)	1.120
Total from Investment Operations	3.860	(4.839)	9.615	(4.302)	2.442
Distributions
Dividends from Net Investment Income	(1.380)	(1.501)	(1.215)	(.938)	(1.272)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.380)	(1.501)	(1.215)	(.938)	(1.272)
Net Asset Value, End of Period	$28.99	$26.51	$32.85	$24.45	$29.69
Total Return[3]	14.47%	-15.11%	39.59%	-14.59%	8.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$429	$420	$395	$267	$199
Ratio of Total Expenses to Average Net Assets	0.22%[4]	0.22%[4]	0.22%	0.28%[4]	0.27%
Ratio of Net Investment Income to Average Net Assets	4.62%	5.15%	4.19%	3.99%	4.57%
Portfolio Turnover Rate[5]	8%	16%	18%	20%	15%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.01, and $.01.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.22%, 0.22%, and 0.27%, respectively.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

International High Dividend Yield Index Fund
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

International High Dividend Yield Index Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

International High Dividend Yield Index Fund
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $236,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $202,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

International High Dividend Yield Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	666,504	13,387	—	679,891
Common Stocks—Other	3,901	5,783,723	—	5,787,624
Preferred Stocks	60,505	26,396	—	86,901
Rights	—	2	—	2
Temporary Cash Investments	9,998	—	—	9,998
Total	740,908	5,823,508	—	6,564,416
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	808	—	808
Liabilities
Futures Contracts[1]	1,735	—	—	1,735
Forward Currency Contracts	—	283	—	283
Total	1,735	283	—	2,018
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	808	808
Total Assets	—	808	808

Unrealized Depreciation—Futures Contracts[1]	1,735	—	1,735
Unrealized Depreciation—Forward Currency Contracts	—	283	283
Total Liabilities	1,735	283	2,018
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International High Dividend Yield Index Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2023, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	3,972	—	3,972
Forward Currency Contracts	—	204	204
Realized Net Gain (Loss) on Derivatives	3,972	204	4,176
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,184)	—	(2,184)
Forward Currency Contracts	—	(268)	(268)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,184)	(268)	(2,452)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	60,495
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(254,091)
Capital Loss Carryforwards	(141,936)
Qualified Late-Year Losses	—
Other Temporary Differences	924
Total	(334,608)

International High Dividend Yield Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	288,948	207,600
Long-Term Capital Gains	—	—
Total	288,948	207,600
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,815,001
Gross Unrealized Appreciation	595,691
Gross Unrealized Depreciation	(846,491)
Net Unrealized Appreciation (Depreciation)	(250,800)
G.	During the year ended October 31, 2023, the fund purchased $2,059,060,000 of investment securities and sold $474,754,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,167,625,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	1,631,404	26,347	2,022,275	32,224
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	(40,356)	(600)
Net Increase (Decrease)—ETF Shares	1,631,404	26,347	1,981,919	31,624
Admiral Shares
Issued[1]	75,920	2,522	184,464	6,153
Issued in Lieu of Cash Distributions	12,227	409	11,257	386
Redeemed[2]	(117,903)	(3,966)	(81,048)	(2,728)
Net Increase (Decrease)—Admiral Shares	(29,756)	(1,035)	114,673	3,811
1	Includes purchase fees for fiscal 2023 and 2022 of $189,000 and $643,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2023 and 2022 of $137,000 and $174,000, respectively (fund totals).

International High Dividend Yield Index Fund
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At October 31, 2023, one shareholder was a record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
International Dividend Appreciation Index Fund	86,151
International High Dividend Yield Index Fund	196,402
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
International Dividend Appreciation Index Fund	117
International High Dividend Yield Index Fund	82
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated to shareholders as foreign source income and foreign taxes paid. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
International Dividend Appreciation Index Fund	119,672	9,964
International High Dividend Yield Index Fund	334,062	23,053

The S&P Global Ex-U.S. Dividend Growers Index is a product of S&P Dow Jones Indices LLC ("S&P DJI"), a division of S&P Global ("S&P"), or its affiliates, and has been licensed for use by Vanguard. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, a division of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P DJI and have been sublicensed for use for certain purposes by Vanguard. The International Dividend Appreciation Index Fund is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the International Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in the International Dividend Appreciation Index Fund particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the International Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of the International Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the International Dividend Appreciation Index Fund or the timing of the issuance or sale of the International Dividend Appreciation Index Fund or in the determination or calculation of the equation by which the International Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the International Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INTERNATIONAL DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q20150 122023

Annual Report  |  October 31, 2023
Vanguard Advice Select Global Value Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Advice Select Global Value Fund returned 9.94%, outperforming the 4.09% return of its benchmark, the MSCI ACWI Value Index.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The fund outperformed its benchmark in 10 of 11 industry sectors. Positive security selection in consumer discretionary and communication services boosted relative returns the most, as each sector returned more than 23%. Information technology was the sole detractor.
•	When parsed by region, the fund had positive selection broadly. This was especially true in North America, which lifted results the most, along with an overweight allocation to Europe.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisor’s Report
For the 12 months ended October 31, 2023, Vanguard Advice Select Global Value Fund returned 9.94%, outperforming the 4.09% return of its benchmark, the MSCI ACWI Value Index. The style factor environment during the period was characterized by growth’s outperformance of value.
The period in review brought no shortage of macroeconomic developments, including Russia’s continuing war in Ukraine, inflation easing off of multidecade highs, and the U.S. Federal Reserve’s ongoing tighter monetary policy. Amid the turmoil, our team continued to see wide alpha opportunities and execute on our investment process to capitalize on them. Over the period, the best-performing sectors within the benchmark were information technology, consumer discretionary, and materials, while real estate and health care underperformed the most.
Stock selection was the primary driver of relative outperformance, driven by strong selection in communication services, consumer discretionary, and financials, partially offset by weaker selection in information technology and materials. Sector allocation, a result of our bottom-up stock selection process, also benefited relative performance due primarily to our overweight allocation to information technology and materials and underweight allocation to health care. This was partially offset by our overweight allocation to real estate, which detracted.
Stock selection decisions added the most value within communication services, and the most notable relative contributors were positions in Meta Platforms, a U.S.-based social networking operator; and Alphabet, an American multinational technology conglomerate. Shares of Meta Platforms rose after the company reported better-than-forecasted revenue and boosted its stock buyback authorization. Management also said it will cut costs in 2023 by $5 billion to a range of $89 billion to $95 billion. Shares of Alphabet climbed higher following second-quarter results that topped consensus expectations, due to revenue growth in search and Google Cloud. A return to growth in YouTube provided additional tailwinds to the stock price. Other factors contributing to positive market sentiment included stabilizing ad demand, potential upside driven by artificial intelligence, and cost management.
Stock selection in the information technology sector was weak during the period. Top detractors included not holding Broadcom, an American multinational designer, developer, manufacturer, and global supplier of a wide range of semiconductor and infrastructure software products; and an overweight position in Fidelity National Information Services (FIS), a U.S.-based multinational corporation that offers a wide range of financial products and services. (Note: FIS moved from the information technology sector to the financials sector as part of a Global Industry Classification Standard change in late March.)

2

Shares of Broadcom climbed higher alongside other semiconductor companies after Nvidia forecasted second-quarter revenue more than 50% above estimates. Shortly thereafter, Broadcom reported better-than-expected earnings for the fiscal second quarter, which management attributed to demand for next-generation technologies from hyperscale.
Shares of FIS fell during the period. The company reported third-quarter results that missed expectations and management cut its full-year forecast. FIS announced a cost-cutting program as it reduced full-year revenue and profit guidance to reflect changes in the macroeconomic environment.
Throughout the pandemic, our team has found fortitude, investable insights, and worthwhile challenges to our base assumptions from our many diverse colleagues around the world. These include the health care team; other central research-driven teams across consumer, technology, energy and industrials; the fixed income team, which helps pinpoint sources and depth of financing markets for reopening-dependent contrarian ideas; and our climate-, sustainability- and ESG-focused teams, which assist us in assessing disadvantaged (or potentially permanently impaired) assets and the emerging risks from evolving environmental and social change.
Wellington’s macroeconomics team helps us rethink our assumptions around the business cycle, and lately that messaging has turned more cautious. Our macro team’s Global Cycle Index (a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle) continues to move lower against a backdrop of rising rates and inflation, and slowing growth, creating some near-term concerns. With this outlook in mind, we have positioned the overall beta of the portfolio near the lower end of its longer-term range, reserving ample dry powder to deploy when we see compelling investment opportunities created by market movements.
Stepping back, we have always believed our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times in the past where the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our patient shareholders over the long run.
David W. Palmer, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company llp
November 13, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended October 31, 2023
Advice Select Global Value Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$958.30	$2.12
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Advice Select Global Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select Global Value Fund	9.94%	-2.80%	$9,454
MSCI ACWI Value Index	4.09	-4.56	9,120
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Advice Select Global Value Fund
Fund Allocation
As of October 31, 2023

United States	51.2%
United Kingdom	9.1
Japan	8.0
China	5.1
Hong Kong	4.6
France	2.9
Netherlands	2.8
Ireland	2.6
Spain	2.5
Canada	2.4
Switzerland	1.8
South Korea	1.5
Sweden	1.3
Norway	1.0
Other	3.2
The table reflects the fund’s investments, except for short-term investments.
7

Advice Select Global Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Belgium (0.5%)
	UCB SA	54,021	3,951
Brazil (0.5%)
	Banco Bradesco SA ADR	1,423,138	3,971
Canada (2.4%)
	Canadian Natural Resources Ltd.	168,259	10,690
	Enbridge Inc.	260,981	8,363
			19,053
China (5.0%)
	Tencent Holdings Ltd.	345,646	12,792
	ANTA Sports Products Ltd.	800,800	9,057
	BYD Co. Ltd. Class H	241,703	7,350
*	Trip.com Group Ltd.	124,699	4,250
	Haier Smart Home Co. Ltd. Class H	1,264,982	3,608
[1]	CSC Financial Co. Ltd. Class H	3,084,835	2,778
			39,835
France (2.9%)
	Capgemini SE	47,192	8,340
	Engie SA	498,056	7,922
	Airbus SE	49,273	6,606
			22,868
Hong Kong (4.5%)
	AIA Group Ltd.	1,429,400	12,413
	Techtronic Industries Co. Ltd.	945,439	8,631
*	Sands China Ltd.	2,524,362	6,796
	CK Asset Holdings Ltd.	930,119	4,649
[1]	WH Group Ltd.	6,184,537	3,693
			36,182
India (0.6%)
	Genpact Ltd.	148,294	4,974
Ireland (2.6%)
	CRH plc	148,754	7,983
		Shares	Market Value• ($000)
	Bank of Ireland Group plc	791,450	7,101
*	Ryanair Holdings plc ADR	59,993	5,262
			20,346
Italy (0.8%)
	Banca Generali SpA	204,489	6,634
Japan (7.9%)
	T&D Holdings Inc.	830,186	14,810
	Chugai Pharmaceutical Co. Ltd.	449,280	13,324
	Nippon Telegraph & Telephone Corp.	7,380,700	8,685
	Dai-ichi Life Holdings Inc.	342,140	7,228
	Asahi Group Holdings Ltd.	197,282	7,136
	MINEBEA MITSUMI Inc.	282,850	4,435
	THK Co. Ltd.	239,020	4,271
	TOTO Ltd.	112,890	2,722
			62,611
Netherlands (2.8%)
*	AerCap Holdings NV	140,986	8,758
	Aegon Ltd.	1,661,933	8,082
	ASML Holding NV (Registered) NYRS	9,268	5,550
			22,390
Norway (1.0%)
	Equinor ASA ADR	245,746	8,201
Russia (0.0%)
*,2	Sberbank of Russia PJSC	37,200	—
South Korea (1.5%)
	Samsung Electronics Co. Ltd. GDR	9,408	9,390
	Kangwon Land Inc.	212,832	2,318
			11,708
Spain (2.4%)
	Iberdrola SA	1,241,868	13,812
	Almirall SA	603,475	5,494
			19,306
Sweden (1.2%)
	Sandvik AB	577,722	9,840
8

Advice Select Global Value Fund
		Shares	Market Value• ($000)
Switzerland (1.8%)
	Novartis AG ADR	108,370	10,141
*	Sandoz Group AG	146,446	3,808
			13,949
Taiwan (0.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	72,286	6,239
United Kingdom (8.9%)
	Unilever plc	272,118	12,888
	AstraZeneca plc	99,472	12,454
	Rio Tinto plc	188,445	12,023
	Haleon plc	2,027,952	8,128
	Admiral Group plc	206,438	6,134
	B&M European Value Retail SA	909,250	5,854
	Mondi plc	360,009	5,823
	Rentokil Initial plc	785,101	3,998
	HSBC Holdings plc	519,232	3,749
			71,051
United States (50.5%)
*	Alphabet Inc. Class A	215,399	26,727
	Micron Technology Inc.	202,101	13,515
	Allstate Corp.	104,422	13,380
	Kenvue Inc.	689,807	12,830
	Schlumberger NV	227,599	12,668
	QUALCOMM Inc.	113,514	12,372
	Pfizer Inc.	392,290	11,988
	NXP Semiconductors NV	64,134	11,059
	American Tower Corp.	59,545	10,610
	Westinghouse Air Brake Technologies Corp.	99,217	10,519
	Leidos Holdings Inc.	98,819	9,795
	New York Community Bancorp Inc.	1,033,044	9,793
	Tyson Foods Inc. Class A	206,448	9,569
*	Centene Corp.	130,109	8,975
	Wyndham Hotels & Resorts Inc.	121,985	8,832
	Seagate Technology Holdings plc	128,732	8,786
	Quest Diagnostics Inc.	67,313	8,757
	Voya Financial Inc.	128,122	8,555
	Equinix Inc.	11,699	8,536
	Reliance Steel & Aluminum Co.	32,845	8,355
	Knight-Swift Transportation Holdings Inc. Class A	168,502	8,238
	Agilent Technologies Inc.	78,910	8,157
	Raymond James Financial Inc.	83,821	8,000
	Exelon Corp.	200,110	7,792
*	Dollar Tree Inc.	68,073	7,562
	RTX Corp.	89,554	7,289
	PPG Industries Inc.	59,038	7,248
		Shares	Market Value• ($000)
	MetLife Inc.	118,632	7,119
	Humana Inc.	13,412	7,024
*	Match Group Inc.	191,219	6,616
	Chubb Ltd.	30,721	6,593
	UDR Inc.	203,946	6,488
	M&T Bank Corp.	56,172	6,333
*	United Therapeutics Corp.	27,141	6,049
	FMC Corp.	113,046	6,014
	Electronic Arts Inc.	47,665	5,900
	Charles Schwab Corp.	108,102	5,626
	Microsoft Corp.	16,519	5,585
*	Charter Communications Inc. Class A	13,784	5,552
	Globe Life Inc.	46,109	5,365
*	T-Mobile US Inc.	36,309	5,223
	Teleflex Inc.	27,571	5,094
*	FleetCor Technologies Inc.	22,483	5,063
	DENTSPLY SIRONA Inc.	161,293	4,905
	Halliburton Co.	107,352	4,223
	AES Corp.	273,615	4,076
*	Avantor Inc.	175,577	3,060
	Toro Co.	35,377	2,860
*	Airbnb Inc. Class A	22,488	2,660
	Extra Space Storage Inc.	22,104	2,290
	Philip Morris International Inc.	21,065	1,878
*	Salesforce Inc.	162	33
			401,536
Total Common Stocks (Cost $804,748)			784,645

9

Advice Select Global Value Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[3] Vanguard Market Liquidity Fund, 5.420% (Cost $11,721)	117,238	11,722
Total Investments (100.1%) (Cost $816,469)		796,367
Other Assets and Liabilities—Net (-0.1%)		(732)
Net Assets (100%)		795,635
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $6,471,000, representing 0.8% of net assets.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Advice Select Global Value Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $804,748)	784,645
Affiliated Issuers (Cost $11,721)	11,722
Total Investments in Securities	796,367
Investment in Vanguard	27
Foreign Currency, at Value (Cost $13)	13
Receivables for Investment Securities Sold	495
Receivables for Accrued Income	826
Receivables for Capital Shares Issued	1,555
Total Assets	799,283
Liabilities
Payables for Investment Securities Purchased	2,298
Payables for Capital Shares Redeemed	824
Payables to Investment Advisor	454
Payables to Vanguard	72
Total Liabilities	3,648
Net Assets	795,635
At October 31, 2023, net assets consisted of:

Paid-in Capital	797,200
Total Distributable Earnings (Loss)	(1,565)
Net Assets	795,635

Net Assets
Applicable to 33,930,098 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	795,635
Net Asset Value Per Share	$23.45
See accompanying Notes, which are an integral part of the Financial Statements.
11

Advice Select Global Value Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	13,170
Interest[2]	533
Securities Lending—Net	8
Total Income	13,711
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,214
Performance Adjustment	139
The Vanguard Group—Note C
Management and Administrative	1,023
Marketing and Distribution	35
Custodian Fees	73
Auditing Fees	45
Shareholders’ Reports	12
Trustees’ Fees and Expenses	—
Other Expenses	28
Total Expenses	2,569
Net Investment Income	11,142
Realized Net Gain (Loss)
Investment Securities Sold[2]	10,845
Foreign Currencies	(66)
Realized Net Gain (Loss)	10,779
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(3,757)
Foreign Currencies	(13)
Change in Unrealized Appreciation (Depreciation)	(3,770)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,151
1	Dividends are net of foreign withholding taxes of $811,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $533,000, ($1,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Advice Select Global Value Fund
Statement of Changes in Net Assets

	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,142	1,615
Realized Net Gain (Loss)	10,779	(1,235)
Change in Unrealized Appreciation (Depreciation)	(3,770)	(16,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,151	(15,970)
Distributions
Total Distributions	(2,521)	(12)
Capital Share Transactions
Issued	548,945	341,698
Issued in Lieu of Cash Distributions	2,112	12
Redeemed	(82,096)	(14,684)
Net Increase (Decrease) from Capital Share Transactions	468,961	327,026
Total Increase (Decrease)	484,591	311,044
Net Assets
Beginning of Period	311,044	—
End of Period	795,635	311,044
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Advice Select Global Value Fund
Financial Highlights
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$21.47	$25.00
Investment Operations
Net Investment Income[2]	.446	.313
Net Realized and Unrealized Gain (Loss) on Investments	1.684	(3.812)
Total from Investment Operations	2.130	(3.499)
Distributions
Dividends from Net Investment Income	(.138)	(.031)
Distributions from Realized Capital Gains	(.012)	—
Total Distributions	(.150)	(.031)
Net Asset Value, End of Period	$23.45	$21.47
Total Return[3]	9.94%	-14.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$796	$311
Ratio of Total Expenses to Average Net Assets	0.42%[4]	0.40%[5]
Ratio of Net Investment Income to Average Net Assets	1.84%	1.45%[5]
Portfolio Turnover Rate	50%	56%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%.
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Advice Select Global Value Fund
Notes to Financial Statements
Vanguard Advice Select Global Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
15

Advice Select Global Value Fund
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
16

Advice Select Global Value Fund
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp , beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI ACWI Value Index since January 31, 2022. For the year ended October 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a net increase of $139,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $27,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	424,560	—	—	424,560
Common Stocks—Other	49,125	310,960	—	360,085
17

Advice Select Global Value Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Temporary Cash Investments	11,722	—	—	11,722
Total	485,407	310,960	—	796,367
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,207
Total Distributable Earnings (Loss)	(1,207)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	20,004
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(21,569)
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(1,565)
The tax character of distributions paid was as follows:
	Year Ended October 31, 2023	Period Ended October 31, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	2,521	12
Long-Term Capital Gains	—	—
Total	2,521	12
*	Includes short-term capital gains, if any.
18

Advice Select Global Value Fund
As of October 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	817,918
Gross Unrealized Appreciation	45,470
Gross Unrealized Depreciation	(67,021)
Net Unrealized Appreciation (Depreciation)	(21,551)
F.  During the year ended October 31, 2023, the fund purchased $769,079,000 of investment securities and sold $298,124,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	Shares (000)	Shares (000)
Issued	22,724	15,146
Issued in Lieu of Cash Distributions	93	1
Redeemed	(3,374)	(660)
Net Increase (Decrease) in Shares Outstanding	19,443	14,487
1	Inception.
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
19

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Global Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Global Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year ended October 31, 2023, and the changes in its net assets and financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
20

Tax information (unaudited)
For corporate shareholders, 17.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $2,521,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $121,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
21

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44360 122023

Annual Report  |  October 31, 2023
Vanguard Advice Select International Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Advice Select International Growth Fund returned 6.09%, lagging the 9.19% return of its benchmark, the MSCI All Country World ex USA Growth Index.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The fund’s performance suffered most in financials and especially health care, where exceedingly poor security selection in each dragged down results relative to the benchmark.
•	On the other hand, communication services boosted results thanks to positive selection, as did information technology. An overweight allocation to consumer discretionary also drove positive performance.
•	In Europe, poor selection in the Netherlands, Denmark, and Germany weighed on results. Favorable selection in North America drove most of the performance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisor’s Report
For the 12 months ended October 31, 2023, Vanguard Advice Select International Growth Fund returned 6.09%, lagging the 9.19% return of its benchmark, the MSCI All Country World ex USA Growth Index.
Environment
International stock markets recovered somewhat during the 12 months. There are still potential sources of worry, ranging from conflicts in Ukraine and the Middle East to acute geopolitical tension between China and the United States. But inflation is falling as pandemic-era disruptions to supply chains ease. There are also signs that the cost of capital in many countries has risen enough to dampen economic growth. The valuation of our portfolio of high-growth companies has proven very sensitive to rising interest rates, so a more stable environment should provide welcome relief.
We are paying close attention to the resilience of our holdings in this period of tighter financial conditions. We are encouraged that their profitability and balance sheets are far stronger than average. Companies themselves have been adapting to changing circumstances, often increasing their focus on current profitability over future growth. This has been most obvious among consumer internet businesses, such as Spotify, Delivery Hero, and Zalando. In discussions with their management teams, we have encouraged them to continue to invest for the future and not cut into muscle in pursuit of short-term returns.
After the volatility of recent years, it seems normal to expect external shocks that make investing in growth equities uncomfortable. But in this age of transformation, it matters more than ever that investors are exposed to the companies shaping the future.
Investment returns
Since we commenced management of the portfolio in November 2021, returns have been extremely weak. The portfolio has declined by about 45%, compared with a decline in the benchmark index of about 25%. Most of this drawdown took place in 2022. Growth stocks in general saw their previously high valuations fall as the long-term cost of capital rose quickly. Our consumer internet businesses suffered particularly sharp falls. During the 12 months, this headwind moderated and the portfolio enjoyed a positive return, although it still lagged the benchmark.
Our holdings in the semiconductor industry, ASML and NVIDIA, enjoyed a good year as it became clearer how artificial-intelligence-led demand will affect their cutting-edge products. MercadoLibre, Latin America’s leading digital consumer business, rebounded significantly after earnings results showed that its business was in robust health and that its profit more than doubled. Spotify was also rewarded for maintaining growth while trimming costs.
On the negative side, Dutch electronic payments business Adyen declined sharply after warning about tougher competition in the U.S. market. Several of

2

our holdings in the health care industry also suffered painful falls in their stock prices, including Illumina, Genmab, and M3. Vaccine company Moderna fell by about half this year as the market continued to worry about its shrinking Covid-related profits. We remain optimistic about the prospects for broader use of Moderna’s mRNA platform to treat a wide range of diseases.
The turnover in the portfolio remains low, at around 10%. This is consistent with our long time horizon.
We made new investments in two consumer internet businesses in the last year, Coupang in South Korea and Pinduoduo (PDD) in China. In both cases, we acquired companies with high current growth and significant future potential at drastically lowered valuations. We also invested for the first time in SolarEdge, an Israeli producer of inverters and related software for solar power systems. We sold our position in Alibaba during the year because its future growth prospects deteriorated.
Investment philosophy and process
We have stuck to a consistent investment philosophy through the ups and downs of recent years. We look for companies that have big opportunities and use strong culture and leadership to convert their potential into profitable growth. We are looking for outliers.
We are patient owners of companies on behalf of our clients. We take our governance responsibilities seriously, with a clear bias toward backing the judgment of the managers of companies in which we invest. Once a company is selected for the portfolio, we do not sell shares lightly. We understand the importance of culture, of ignoring short-term noise, and of acting as responsible owners.
Exceptional companies drive stock market returns over the long run. We know this from academic research and our own experience. Our investment process is designed to identify a sufficient number of these rare businesses and own them in significant amounts for the long term.
To do this, we must imagine how an industry might evolve over the next decade and analyze how a potential investment can take advantage of that. This is primarily a creative activity. The way we recruit and train people helps us think in ways that are different from most financial market participants. We focus on what could go right in order to make the uncapped upside of equity returns work in our clients’ favor.
We embrace concentration, investing in 20 to 35 companies. Exceptional companies are rare. We do not wish to dilute the transformative potential of such companies in the name of diversification. We want every holding to matter to our clients.
Growth investing is our mantra. We are interested in two types of growth companies: those that can grow rapidly and those with durable growth prospects. The portfolio’s exposure to these two types typically is fairly balanced. In each case, we expect a holding to have the
3

potential to double in value within a five-year horizon and to have a chance of delivering a “right tail” outcome beyond that. We believe that markets fail to appreciate both extreme growth and the impact of compounding over time. We maintain this committed growth style through market cycles.
We focus our stock research on three areas:
First, we consider the intrinsic characteristics of each business. We assess its growth potential and test its competitive advantage. The skill and ambition of a company’s management are central to our analysis. We prefer companies that reinvest heavily in research and development and in capital expenditure. Our portfolio is typically tilted toward companies with high levels of inside ownership for this reason.
Second, if a company performs well against these metrics, we then consider its relationship with key stakeholders such as employees, customers, and regulators. We believe a long-term holding cannot succeed if it has significant negative externalities. We conduct environmental, social, and governance (ESG) research as an integral part of our consideration of risk and return for each stock in the portfolio.
Finally, we assess the potential returns from an investment. We use scenario analyses that focus on upside potential and the probability of different outcomes. We will take small initial positions, around 1% of the portfolio, in companies with substantial upside potential and a moderate chance of success. We build larger positions as our assessment of the probability of success increases. We aim to run our winners and our portfolio will typically be concentrated in its largest holdings.
Lawrence Burns,
Partner and Portfolio Manager
Spencer Adair, CFA,
Partner and Portfolio Manager
Baillie Gifford Overseas Ltd.
November 10, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2023
Advice Select International Growth Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$837.70	$1.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Advice Select International Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select International Growth Fund	6.09%	-27.02%	$5,368
MSCI ACWI ex USA Growth Index	9.19	-14.15	7,398
MSCI All Country World Index ex USA	12.07	-8.85	8,328
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Advice Select International Growth Fund
Fund Allocation
As of October 31, 2023

United States	27.3%
Netherlands	17.6
France	11.7
China	10.7
Sweden	9.0
Germany	6.3
Italy	4.9
Denmark	3.5
United Kingdom	3.1
South Korea	2.5
Canada	1.9
Japan	1.5
The table reflects the fund’s investments, except for short-term investments.
8

Advice Select International Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Canada (1.9%)
*	Shopify Inc. Class A	199,637	9,421
China (10.5%)
*,1	Meituan Class B	1,588,450	22,516
	Tencent Holdings Ltd.	431,700	15,977
*	PDD Holdings Inc. ADR	76,749	7,784
*	NIO Inc. ADR	769,753	5,619
			51,896
Denmark (3.5%)
*	Genmab A/S	60,715	17,163
France (11.5%)
	Hermes International SCA	12,300	22,950
	Kering SA	49,710	20,217
	L'Oreal SA	32,423	13,628
			56,795
Germany (6.2%)
*,1	Delivery Hero SE	655,419	16,750
*,1	Zalando SE	593,732	13,888
			30,638
Italy (4.9%)
	Ferrari NV	78,989	23,910
Japan (1.5%)
	M3 Inc.	474,300	7,305
Netherlands (17.4%)
	ASML Holding NV	116,390	69,964
*,1	Adyen NV	23,672	15,967
			85,931
South Korea (2.4%)
*	Coupang Inc. Class A	707,697	12,031
Sweden (8.9%)
*	Spotify Technology SA	178,582	29,423
	Atlas Copco AB Class B	844,561	9,487
*	Kinnevik AB Class B	552,149	4,721
			43,631
		Shares	Market Value• ($000)
United Kingdom (3.0%)
*	Ocado Group plc	2,626,738	14,907
United States (26.9%)
*	MercadoLibre Inc.	58,804	72,960
	NVIDIA Corp.	65,402	26,671
*	Moderna Inc.	201,904	15,337
*	Tesla Inc.	58,902	11,830
*	SolarEdge Technologies Inc.	30,074	2,284
*	Illumina Inc.	17,499	1,915
*	Ginkgo Bioworks Holdings Inc. Class A	1,357,744	1,860
			132,857
Total Common Stocks (Cost $544,010)			486,485
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[2]	Vanguard Market Liquidity Fund, 5.420% (Cost $5,217)	52,190	5,218
Total Investments (99.6%) (Cost $549,227)			491,703
Other Assets and Liabilities—Net (0.4%)			1,830
Net Assets (100%)			493,533
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the aggregate value was $69,121,000, representing 14.0% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Advice Select International Growth Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $544,010)	486,485
Affiliated Issuers (Cost $5,217)	5,218
Total Investments in Securities	491,703
Investment in Vanguard	17
Receivables for Investment Securities Sold	1,233
Receivables for Accrued Income	156
Receivables for Capital Shares Issued	1,149
Total Assets	494,258
Liabilities
Payables for Investment Securities Purchased	57
Payables for Capital Shares Redeemed	370
Payables to Investment Advisor	254
Payables to Vanguard	44
Total Liabilities	725
Net Assets	493,533
At October 31, 2023, net assets consisted of:

Paid-in Capital	560,123
Total Distributable Earnings (Loss)	(66,590)
Net Assets	493,533

Net Assets
Applicable to 36,772,599 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	493,533
Net Asset Value Per Share	$13.42
See accompanying Notes, which are an integral part of the Financial Statements.
10

Advice Select International Growth Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	1,411
Non-Cash Dividends	666
Interest[2]	441
Total Income	2,518
Expenses
Investment Advisory Fees—Note B
Basic Fee	911
Performance Adjustment	(63)
The Vanguard Group—Note C
Management and Administrative	690
Marketing and Distribution	24
Custodian Fees	34
Auditing Fees	46
Shareholders’ Reports	13
Trustees’ Fees and Expenses	—
Other Expenses	22
Total Expenses	1,677
Net Investment Income	841
Realized Net Gain (Loss)
Investment Securities Sold[2]	(7,322)
Foreign Currencies	(20)
Realized Net Gain (Loss)	(7,342)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(25,996)
Foreign Currencies	(4)
Change in Unrealized Appreciation (Depreciation)	(26,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,501)
1	Dividends are net of foreign withholding taxes of $234,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $441,000, ($1,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Advice Select International Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	841	(46)
Realized Net Gain (Loss)	(7,342)	(2,515)
Change in Unrealized Appreciation (Depreciation)	(26,000)	(31,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,501)	(34,089)
Distributions
Total Distributions	—	—
Capital Share Transactions
Issued	379,426	239,368
Issued in Lieu of Cash Distributions	—	—
Redeemed	(49,103)	(9,568)
Net Increase (Decrease) from Capital Share Transactions	330,323	229,800
Total Increase (Decrease)	297,822	195,711
Net Assets
Beginning of Period	195,711	—
End of Period	493,533	195,711
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Advice Select International Growth Fund
Financial Highlights
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$12.65	$25.00
Investment Operations
Net Investment Income (Loss)[2]	.032	(.009)
Net Realized and Unrealized Gain (Loss) on Investments	.738	(12.341)
Total from Investment Operations	.770	(12.350)
Distributions
Dividends from Net Investment Income	—	—
Distributions from Realized Capital Gains	—	—
Total Distributions	—	—
Net Asset Value, End of Period	$13.42	$12.65
Total Return[3]	6.09%	-49.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$494	$196
Ratio of Total Expenses to Average Net Assets	0.41%[4]	0.42%[5]
Ratio of Net Investment Income to Average Net Assets	0.20%	(0.06%)[5]
Portfolio Turnover Rate	8%	11%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.02%).
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Advice Select International Growth Fund
Notes to Financial Statements
Vanguard Advice Select International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged
14

Advice Select International Growth Fund
administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Baillie Gifford Overseas Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI ACWI ex-USA Growth Index since January 31, 2022. For the year ended October 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $63,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
15

Advice Select International Growth Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $17,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	142,278	—	—	142,278
Common Stocks—Other	54,857	289,350	—	344,207
Temporary Cash Investments	5,218	—	—	5,218
Total	202,353	289,350	—	491,703
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from
16

Advice Select International Growth Fund
wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	797
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(59,773)
Capital Loss Carryforwards	(7,622)
Qualified Late-Year Losses	—
Other Temporary Differences	8
Total	(66,590)
The tax character of distributions paid was as follows:
	Year Ended October 31, 2023	Period Ended October 31, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	—	—
Long-Term Capital Gains	—	—
Total	—	—
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	551,472
Gross Unrealized Appreciation	51,597
Gross Unrealized Depreciation	(111,366)
Net Unrealized Appreciation (Depreciation)	(59,769)
F.  During the year ended October 31, 2023, the fund purchased $358,045,000 of investment securities and sold $30,247,000 of investment securities, other than temporary cash investments.
17

Advice Select International Growth Fund
G.  Capital shares issued and redeemed were:
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	Shares (000)	Shares (000)
Issued	24,448	16,125
Issued in Lieu of Cash Distributions	—	—
Redeemed	(3,146)	(654)
Net Increase (Decrease) in Shares Outstanding	21,302	15,471
1	Inception.
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select International Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year ended October 31, 2023, and the changes in its net assets and the financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
19

Tax information (unaudited)
The fund hereby designates $44,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $2,302,000 and foreign taxes paid of $112,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
20

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44370 122023

Annual Report  |  October 31, 2023
Vanguard Advice Select Dividend Growth Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Advice Select Dividend Growth Fund returned 4.73%, lagging the 5.24% return of its benchmark, the S&P U.S. Dividend Growers Index.
•	Early on, inflation in many developed markets eased off multidecade highs amid ongoing interest rate hikes by central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	The fund outperformed its benchmark in six of 11 industry sectors, but information technology and industrials hindered performance. Both of those sectors lagged due to negative security selection; an underweight allocation to information technology particularly hurt.
•	On the other side of the ledger, positive selection in consumer discretionary and materials boosted results, as did a lack of exposure to utilities.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
1

Advisor’s Report
For the 12 months ended October 31, 2023, Vanguard Advice Select Dividend Growth Fund returned 4.73%, slightly trailing the 5.24% return of its benchmark, the S&P U.S. Dividend Growers Index.
The investment environment
U.S. equities rose over the 12 months. Greater optimism that the U.S. Federal Reserve would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped fuel a sharp rebound in stocks in November. Shortly after, risk sentiment waned amid recession fears, macroeconomic challenges, and downside earnings risks. U.S. equities surged higher in the first quarter of 2023.
The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook., as investors grappled to assess the impact of tightening credit conditions and the trajectory of interest rates and inflation. A narrow group of mega-capitalization technology companies rallied during the fiscal year, benefiting from investor optimism about their earnings potential, growth prospects, and exuberance surrounding generative artificial intelligence (AI). Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment. U.S. equities were later pressured by surging Treasury yields amid firming views that the Fed will keep interest rates higher for longer. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession: Cooling inflation, a solid job market, and resilient consumer spending increased the U.S. economy’s potential for a soft landing.
Benchmarks, factors, and other analytical tools play a very small role in what we do day-to-day. Our mission is to deliver results that are consistent with clients’ expectations. Note that the results need not be relatively great all the time. We strive to generate good, predictable absolute returns over long periods of time that also exceed inflation by a reasonable amount. The standards set for inclusion in the portfolio are such that the quality of the companies that we do invest in, on an aggregate basis, is quite high. As a result, clients should have a stream of income that will likely exceed the growth of their obligations year-to-year. We believe time is on our side in the long term.
The fund’s successes
Stock selection within consumer discretionary, materials, and health care contributed most to relative performance for the period. Our lack of exposure to utilities and our overweight to materials also helped. Among the top absolute contributors were Microsoft (information technology), TJX Companies (consumer discretionary), and Linde (materials).
Shares of Microsoft, a multinational technology corporation, rose on favorable news related to the company's proposed

2

acquisition of gaming leader Activision Blizzard. This $69 billion acquisition was finalized in October. Microsoft has also benefited from its unveiling of Copilot, an AI-powered tool that uses ChatGPT technology to automate a wide variety of tasks within the Microsoft Office suite of products. Momentum in the tech sector, which was driven by changing economic expectations, also helped drive results.
Shares of premier off-price retailer TJX Companies rose on continued strong results. Comparable U.S. store sales exceeded expectations; the company enjoyed a strong buying environment. Management also raised guidance for the year in its most recent earnings call.
Shares of Linde, an industrial gas company, have been strong on continued solid execution. Cost efficiencies continue to be an area of strength. The company showed consistent margin improvement over the period despite inflation, rising rates, and geopolitical issues. Linde raised its earnings guidance for the year in its most recent earnings call.
The fund’s shortfalls
Stock selection in industrials and information technology were the largest detractors from relative results. Our underweight to information technology and overweight to health care also weighed on relative performance. Our largest absolute detractors included Danaher (health care), Medtronic (health care), and Texas Instruments (information technology).
Shares of life sciences and diagnostics company Danaher fell during the period. The company saw robust demand for its diagnostic tests and critical inputs related to the COVID-19 pandemic in 2020 and 2021. As pandemic-related demand has normalized, the company has experienced difficulties in sales and channel destocking, which has put pressure on the stock.
Shares of Medtronic fell over the period. The medical device maker was affected by the perceived initial success of diabetes drugs commonly called glucagon-like peptide 1 (GLP-1) agonists and the implications for the medical device market. Additionally, Medtronic announced in August that advisors to the U.S. Food and Drug Administration had a mixed reaction to its renal denervation system, Symplicity Spyral.
Shares of technology company Texas Instruments fell during the period on weakness in personal electronics and industries that support wireless communications. Both of these end markets saw particular strength during the pandemic but are now experiencing a normalization of demand. The company also provided conservative guidance in its most recent earnings call; this put downward pressure on the stock.
The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by
3

carefully building the Advice Select Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in health care, financials, and consumer staples; it had less exposure (below 5%) to real estate, materials, and information technology. We held no stocks in communication services, utilities, or energy.
Working on behalf of the fund’s shareholders, we continuously try to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and safeguard when necessary. We have high confidence in our investment approach and conviction that patience and careful stock picking will deliver in the long term.
Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company llp
November 13, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2023
Advice Select Dividend Growth Fund	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$978.30	$2.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.89	2.35
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Advice Select Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select Dividend Growth Fund	4.73%	0.50%	$10,100
S&P U.S. Dividend Growers Index	5.24	-2.38	9,535
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	-6.18	8,816
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Advice Select Dividend Growth Fund
Fund Allocation
As of October 31, 2023
Consumer Discretionary	14.4%
Consumer Staples	14.8
Financials	18.0
Health Care	19.3
Industrials	14.3
Information Technology	11.0
Materials	4.6
Real Estate	3.6
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

Advice Select Dividend Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (95.4%)
Consumer Discretionary (13.7%)
TJX Cos. Inc.	315,877	27,819
NIKE Inc. Class B	240,953	24,763
McDonald's Corp.	74,037	19,410
		71,992
Consumer Staples (14.2%)
Colgate-Palmolive Co.	302,245	22,705
Procter & Gamble Co.	143,809	21,576
PepsiCo Inc.	130,479	21,304
Coca-Cola Co.	153,825	8,689
		74,274
Financials (17.1%)
Visa Inc. Class A	105,725	24,856
Marsh & McLennan Cos. Inc.	122,602	23,252
Chubb Ltd.	103,780	22,273
American Express Co.	133,071	19,432
		89,813
Health Care (18.4%)
UnitedHealth Group Inc.	56,953	30,502
Stryker Corp.	72,543	19,602
Danaher Corp.	101,054	19,404
Johnson & Johnson	102,633	15,225
Medtronic plc	169,341	11,949
		96,682
Industrials (13.6%)
Northrop Grumman Corp.	61,311	28,904
Honeywell International Inc.	124,801	22,871
Union Pacific Corp.	47,491	9,859
Lockheed Martin Corp.	21,386	9,723
		71,357
	Shares	Market Value• ($000)
Information Technology (10.5%)
Microsoft Corp.	65,828	22,257
Accenture plc Class A	64,440	19,145
Texas Instruments Inc.	96,634	13,723
		55,125
Materials (4.4%)
Linde plc	60,354	23,065
Real Estate (3.5%)
American Tower Corp.	102,231	18,217
Total Common Stocks (Cost $494,071)		500,525
Temporary Cash Investments (4.7%)
Money Market Fund (4.7%)
[1] Vanguard Market Liquidity Fund, 5.420% (Cost $24,372)	243,772	24,374
Total Investments (100.1%) (Cost $518,443)		524,899
Other Assets and Liabilities—Net (-0.1%)		(328)
Net Assets (100%)		524,571
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Advice Select Dividend Growth Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $494,071)	500,525
Affiliated Issuers (Cost $24,372)	24,374
Total Investments in Securities	524,899
Investment in Vanguard	17
Receivables for Accrued Income	752
Receivables for Capital Shares Issued	1,100
Total Assets	526,768
Liabilities
Payables for Investment Securities Purchased	1,256
Payables for Capital Shares Redeemed	551
Payables to Investment Advisor	345
Payables to Vanguard	45
Total Liabilities	2,197
Net Assets	524,571
At October 31, 2023, net assets consisted of:

Paid-in Capital	517,152
Total Distributable Earnings (Loss)	7,419
Net Assets	524,571

Net Assets
Applicable to 21,107,020 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	524,571
Net Asset Value Per Share	$24.85
See accompanying Notes, which are an integral part of the Financial Statements.
10

Advice Select Dividend Growth Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends	6,722
Interest[1]	717
Total Income	7,439
Expenses
Investment Advisory Fees—Note B
Basic Fee	928
Performance Adjustment	77
The Vanguard Group—Note C
Management and Administrative	669
Marketing and Distribution	22
Custodian Fees	13
Auditing Fees	32
Shareholders’ Reports	12
Trustees’ Fees and Expenses	—
Other Expenses	21
Total Expenses	1,774
Net Investment Income	5,665
Realized Net Gain (Loss) on Investment Securities Sold[1]	(533)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	6,343
Net Increase (Decrease) in Net Assets Resulting from Operations	11,475
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $717,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Advice Select Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,665	934
Realized Net Gain (Loss)	(533)	(861)
Change in Unrealized Appreciation (Depreciation)	6,343	113
Net Increase (Decrease) in Net Assets Resulting from Operations	11,475	186
Distributions
Total Distributions	(3,953)	(274)
Capital Share Transactions
Issued	354,287	221,568
Issued in Lieu of Cash Distributions	3,139	248
Redeemed	(50,397)	(11,708)
Net Increase (Decrease) from Capital Share Transactions	307,029	210,108
Total Increase (Decrease)	314,551	210,020
Net Assets
Beginning of Period	210,020	—
End of Period	524,571	210,020
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Advice Select Dividend Growth Fund
Financial Highlights
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$24.00	$25.00
Investment Operations
Net Investment Income[2]	.369	.295
Net Realized and Unrealized Gain (Loss) on Investments	.763	(1.187)
Total from Investment Operations	1.132	(.892)
Distributions
Dividends from Net Investment Income	(.273)	(.108)
Distributions from Realized Capital Gains	(.009)	—
Total Distributions	(.282)	(.108)
Net Asset Value, End of Period	$24.85	$24.00
Total Return[3]	4.73%	-3.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$525	$210
Ratio of Total Expenses to Average Net Assets	0.46%[4]	0.45%[5]
Ratio of Net Investment Income to Average Net Assets	1.47%	1.28%[5]
Portfolio Turnover Rate	15%	20%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%.
5	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Advice Select Dividend Growth Fund
Notes to Financial Statements
Vanguard Advice Select Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may
14

Advice Select Dividend Growth Fund
be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp , beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P U.S. Dividend Growers Index since January 31, 2022. For the year ended October 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a net increase of $77,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $17,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
15

Advice Select Dividend Growth Fund
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	11
Total Distributable Earnings (Loss)	(11)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,580
Undistributed Long-Term Gains	148
Net Unrealized Gains (Losses)	4,691
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	7,419
The tax character of distributions paid was as follows:
	Year Ended October 31, 2023	Period Ended October 31, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	3,953	274
Long-Term Capital Gains	—	—
Total	3,953	274
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	520,208
Gross Unrealized Appreciation	29,508
Gross Unrealized Depreciation	(24,817)
Net Unrealized Appreciation (Depreciation)	4,691
16

Advice Select Dividend Growth Fund
F.  During the year ended October 31, 2023, the fund purchased $348,319,000 of investment securities and sold $57,056,000 of investment securities, other than temporary cash investments.
G.  Capital shares issued and redeemed were:
	Year Ended October 31, 2023	November 9, 2021[1] to October 31, 2022
	Shares (000)	Shares (000)
Issued	14,241	9,238
Issued in Lieu of Cash Distributions	126	11
Redeemed	(2,011)	(498)
Net Increase (Decrease) in Shares Outstanding	12,356	8,751
1	Inception.
H.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Dividend Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year ended October 31, 2023, and the changes in its net assets and the financial highlights for the year ended October 31, 2023 and for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 91.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $3,953,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $162,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $6,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
19

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44350 122023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2023: $433,000
Fiscal Year Ended October 31, 2022: $404,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2023: $9,326,156
Fiscal Year Ended October 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2023: $3,295,934
Fiscal Year Ended October 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended October 31, 2023: $1,678,928
Fiscal Year Ended October 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended October 31, 2023: $25,000
Fiscal Year Ended October 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2023: $1,703,928
Fiscal Year Ended October 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

VANGUARD WHITEHALL FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.